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                                                                 Exhibit 4.1













                             WORLD COLOR PRESS, INC.
                                   401(k) PLAN











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                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                                TABLE OF CONTENTS

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ARTICLE I.  DEFINITIONS...........................................................................................1

   Section 1.1. - General.........................................................................................1
   Section 1.2. - Accounts........................................................................................1
   Section 1.3. - Active Participant..............................................................................1
   Section 1.4. - Administrator...................................................................................2
   Section 1.5. - Annual Addition.................................................................................2
   Section 1.6. - Bargaining Unit.................................................................................2
   Section 1.7. - Beneficiary.....................................................................................3
   Section 1.8. - Board...........................................................................................3
   Section 1.9. - Break in Service Year...........................................................................3
   Section 1.10. - Code...........................................................................................3
   Section 1.11. - Company; Company Affiliate.....................................................................3
   Section 1.12. - Company Stock..................................................................................4
   Section 1.13. - Company Stock Fund.............................................................................4
   Section 1.14. - Compensation...................................................................................4
   Section 1.15. - Contribution Percentage........................................................................5
   Section 1.16. - Covered Location...............................................................................5
   Section 1.17. - Deferral Percentage............................................................................6
   Section 1.18. - Deferred Compensation..........................................................................6
   Section 1.19. - Deferred Compensation Account..................................................................6
   Section 1.20. - Direct Rollover................................................................................6
   Section 1.21. - Disability Retirement..........................................................................6
   Section 1.22. - Disability Retirement Date.....................................................................7
   Section 1.23. - Distributee....................................................................................7
   Section 1.24. - Eligible Employee..............................................................................7
   Section 1.25. - Eligible Retirement Plan.......................................................................7
   Section 1.26. - Eligible Rollover Distribution.................................................................7
   Section 1.27. - Employee.......................................................................................8
   Section 1.28. - ERISA..........................................................................................8
   Section 1.29. - Five Percent Owner.............................................................................8
   Section 1.30. - Hardship.......................................................................................9
   Section 1.31. - Highly Compensated Employee....................................................................9
   Section 1.32. - Hour of Service...............................................................................10
   Section 1.33. - Investment Fund...............................................................................11
   Section 1.34. - Leveling Method...............................................................................11
   Section 1.35. - Matching Account..............................................................................11



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   Section 1.36. - Merged Accounts; Non-Vested Merged Accounts; Vested
                   Merged Accounts...............................................................................11
   Section 1.37. - Merged Participant............................................................................12
   Section 1.38. - Military Leave................................................................................12
   Section 1.39. - Normal Retirement.............................................................................12
   Section 1.40. - Normal Retirement Date........................................................................12
   Section 1.41. - Participant...................................................................................12
   Section 1.42. - Payday........................................................................................12
   Section 1.43. - Plan..........................................................................................12
   Section 1.44. - Plan Representative...........................................................................13
   Section 1.45. - Plan Year.....................................................................................13
   Section 1.46. - Profit-Sharing Account........................................................................13
   Section 1.47. - Qualified Account.............................................................................13
   Section 1.48. - Rollover Account..............................................................................13
   Section 1.49. - Rules of the Plan.............................................................................13
   Section 1.50. - Separation from the Service...................................................................13
   Section 1.51. - Service.......................................................................................14
   Section 1.52. - Spousal Consent...............................................................................14
   Section 1.53. - Spouse; Surviving Spouse......................................................................14
   Section 1.54. - Statutory Compensation........................................................................14
   Section 1.55. - Supplement....................................................................................15
   Section 1.56. - Trust.........................................................................................15
   Section 1.57. - Trust Agreement...............................................................................15
   Section 1.58. - Trust Fund....................................................................................15
   Section 1.59. - Trustee.......................................................................................16
   Section 1.60. - Valuation Date................................................................................16
   Section 1.61. - Vested........................................................................................16
   Section 1.62. - Years of Vesting Service......................................................................16

ARTICLE II.  ELIGIBILITY.........................................................................................17

   Section 2.1. - Requirements for Participation.................................................................17
   Section 2.2. - Notice of Participation........................................................................18
   Section 2.3. - Enrollment.....................................................................................18
   Section 2.4. - Inactive Status................................................................................18

ARTICLE III.  PARTICIPANTS'DEFERRALS.............................................................................19

   Section 3.1. - Deferral of Compensation.......................................................................19
   Section 3.2. - Suspension of Deferral.........................................................................19
   Section 3.3. - Commencement, Resumption or Change of Deferred Compensation....................................19
   Section 3.4. - Deposit in Trust...............................................................................19
   Section 3.5. - Deferral Percentage Fail-Safe Provisions.......................................................20
   Section 3.6. - Return of Excess Deferred Compensation.........................................................22



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ARTICLE IV.  CONTRIBUTIONS OF THE COMPANY........................................................................22

   Section 4.1. - Determination of Annual Contribution...........................................................22
   Section 4.2. - Maximum Annual Contribution....................................................................22
   Section 4.3. - Contribution Date..............................................................................23

ARTICLE V.  PARTICIPATION IN COMPANY CONTRIBUTIONS AND
                  FORFEITURES....................................................................................23

   Section 5.1. - Deferred Compensation Account..................................................................23
   Section 5.2. - Profit-Sharing Account; Matching Account; Qualified Account....................................24
   Section 5.3. - Allocation of Company Contributions............................................................24
   Section 5.4. - Allocation of Forfeitures......................................................................25
   Section 5.5. - Contribution Percentage Fail-Safe Provisions...................................................25
   Section 5.6. - Reemployment Rights after Qualified Military Service...........................................26

ARTICLE VI.  INVESTMENT OF ACCOUNTS..............................................................................28

   Section 6.1. - Investment Options.............................................................................28
   Section 6.2. - Description of Investment Funds................................................................29
   Section 6.3. - Effect of Non-Election.........................................................................29

ARTICLE VII.  VALUATION OF THE TRUST FUND AND ACCOUNTS...........................................................29

   Section 7.1. - Determination of Values........................................................................29
   Section 7.2. - Allocation of Values...........................................................................30
   Section 7.3. - Applicability of Account Values................................................................30

ARTICLE VIII.  VESTING OF INTERESTS..............................................................................30

   Section 8.1. - Vesting of Accounts............................................................................30
   Section 8.2. - Additional Vesting of Accounts.................................................................31

ARTICLE IX.  WITHDRAWALS AND LOANS...............................................................................31

   Section 9.1. - Withdrawal from Deferred Compensation Account other than for
                    Hardship.....................................................................................31
   Section 9.2. - Hardship Withdrawal from Deferred Compensation Account.........................................31
   Section 9.3. - Option to Withdraw.............................................................................33
   Section 9.4. - Other Withdrawals Prohibited; Restrictions on Certain Distributions............................33
   Section 9.5. - Loans to Participants..........................................................................33

ARTICLE X.  EMPLOYMENT AFTER NORMAL RETIREMENT DATE..............................................................36

   Section 10.1. - Continuation of Employment....................................................................36



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   Section 10.2. - Continuation of Participation.................................................................36
   Section 10.3. - Mandatory In-Service Distributions............................................................36

ARTICLE XI.  BENEFITS UPON RETIREMENT............................................................................36

   Section 11.1. - Normal or Disability Retirement...............................................................36
   Section 11.2. - Rights Upon Normal or Disability Retirement...................................................37
   Section 11.3. - Distribution of Accounts......................................................................37
   Section 11.4. - Determination of Value of Accounts............................................................38

ARTICLE XII.  BENEFITS UPON DEATH................................................................................39

   Section 12.1. - Designation of Beneficiary....................................................................39
   Section 12.2. - Distribution on Death.........................................................................39
   Section 12.3. - Determination of Value of Accounts............................................................40

ARTICLE XIII.  BENEFITS UPON RESIGNATION OR DISCHARGE............................................................41

   Section 13.1. - Distributions on Resignation or Discharge.....................................................41
   Section 13.2. - Determination of Value of Accounts............................................................41
   Section 13.3. - Forfeitures...................................................................................42
   Section 13.4. - Restoration of Forfeitures....................................................................42

ARTICLE XIV.  TOP HEAVY PROVISIONS...............................................................................43

   Section 14.1. - Top Heavy Determination.......................................................................43
   Section 14.2. - Minimum Benefits..............................................................................45
   Section 14.3. - Limitation on Benefits........................................................................46

ARTICLE XV.  ADMINISTRATIVE PROVISIONS...........................................................................46

   Section 15.1. - Duties and Powers of the Administrator........................................................46
   Section 15.2. - Expenses of Administration....................................................................47
   Section 15.3. - Payments......................................................................................47
   Section 15.4. - Statement to Participants or Merged Participants..............................................47
   Section 15.5. - Inspection of Records.........................................................................48
   Section 15.6. - Claims Procedure..............................................................................48
   Section 15.7. - Conflicting Claims............................................................................49
   Section 15.8. - Effect of Delay or Failure to Ascertain Amount
                     Distributable or to Locate Distributee......................................................49
   Section 15.9. - Service of Process............................................................................50
   Section 15.10. - Limitations Upon Powers of the Administrator.................................................50
   Section 15.11. - Effect of Administrator Action...............................................................50
   Section 15.12. - Contributions to Rollover Accounts...........................................................50



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   Section 15.13. - Assignments, etc., Prohibited; Distributions Pursuant to Qualified
                        Domestic Relations Orders; Certain Offsets of Accounts...................................52
   Section 15.14. - Direct Rollovers.............................................................................53
   Section 15.15. - Corrective of Administrative Error; Special Contribution.....................................53
   Section 15.16. - Purchase of Annuities........................................................................53

ARTICLE XVI.  TERMINATION, DISCONTINUANCE, AMENDMENT, MERGER, ADOPTION OF PLAN...................................53

   Section 16.1. - Termination of Plan; Discontinuance of Contributions..........................................53
   Section 16.2. - Amendment of Plan.............................................................................54
   Section 16.3. - Retroactive Effect of Plan Amendment..........................................................54
   Section 16.4. - Consolidation or Merger; Adoption of Plan by Other Companies..................................55

ARTICLE XVII.  MISCELLANEOUS PROVISIONS..........................................................................56

   Section 17.1. - Identification of Fiduciaries.................................................................56
   Section 17.2. - Allocation of Fiduciary Responsibilities......................................................56
   Section 17.3. - Limitation on Rights of Employees.............................................................57
   Section 17.4. - Limitation on Annual Additions; Treatment of Otherwise Excessive
                     Allocations.................................................................................57
   Section 17.5. - Voting Rights.................................................................................58
   Section 17.6. - Governing Law.................................................................................59
   Section 17.7. - Plurals.......................................................................................59
   Section 17.8. - Titles........................................................................................59
   Section 17.9. - References....................................................................................59
   Section 17.10.-  Use of Trust Funds...........................................................................59

Exhibit 1
Schedule I
Schedule II


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Supplement A  -  Rice Plan
Supplement B  -  J&H Plan
Supplement C  -  Lanman Plan
Supplement D  -  Northeast Plan
Supplement E  -  Book Services Plan
Supplement F  -  Ringer Plan
Supplement G  -  Shea Plan
Supplement H  -  Midwest Plan
Supplement I  -  Wessel Plan
Supplement J  -  Northeast Bindery Plan
Supplement K  -  Acme Plan
Supplement L  -  Magna Plan
Supplement M  -  Century Plan
Supplement N  -  Dittler Plan
Supplement O  -  Dittler Union Plan



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                             WORLD COLOR PRESS, INC.
                                   401(k) PLAN

                   World Color Press, Inc., a Delaware corporation, adopted the World Color Press 401(k) Savings and Investment Plan (the "Plan") for the exclusive benefit of its Eligible Employees, effective as of January 1, 1991. The Plan has been amended on November 22, 1994, December 1, 1994 and April 1, 1996.

                   In order to comply with amendments to the Internal Revenue Code mandated by the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act (GATT), the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998, to provide for the mergers of the plans described in the Supplements into the Plan and to make certain other changes to the Plan (including its name change to the World Color Press, Inc. 401(k) Plan), this amendment to the Plan has been adopted by the Company, effective as of January 1, 1997, except as otherwise provided in the Plan and Exhibit 1 which is attached hereto and incorporated herein by this reference. This amendment to the Plan constitutes a complete amendment, restatement and continuation of the Plan.

                   The Plan is a profit-sharing plan with a cash or deferred arrangement intended to comply with the provisions of Sections 401(a) and 401(k) of the Code.

                                   ARTICLE I.

                                   DEFINITIONS

SECTION 1.1. - GENERAL

                   Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

SECTION 1.2. - ACCOUNTS

                   "Account" or "Accounts" of a Participant shall mean, as the context indicates, any one or more of his or her Deferred Compensation Account, his or her Matching Account, his or her Profit-Sharing Account, his or her Qualified Account, his or her Rollover Account, if any, or his or her Merged Accounts in the Trust Fund established in accordance with Sections 5.1, 5.2(b), 5.2(a), 5.2(c), 15.12, 1.36 and the Supplements, respectively.

SECTION 1.3. - ACTIVE PARTICIPANT

                   "Active Participant" shall mean a Participant who has not incurred a Separation from the Service and who remains an Eligible Employee.


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SECTION 1.4. - ADMINISTRATOR

                   "Administrator" shall mean the Company, acting through its chief executive officer or his or her delegate.

SECTION 1.5. - ANNUAL ADDITION

                   "Annual Addition" of a Participant for the Plan Year in question shall mean the sum of

                           (a) Company contributions and forfeitures allocated to his or her Accounts under the Plan for that Plan Year,

                           (b) Deferred Compensation allocated to his or her Deferred Compensation Account for that Plan Year (excluding any excess amounts which are distributed to him or her pursuant to Section 3.6),

                           (c) Company contributions, forfeitures and
         Participant contributions allocated to his or her accounts under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year,

                           (d) Except for purposes of Section 17.4(a)(i), the sum of any

                                    (i) Company contributions allocated to an
                  individual medical account as defined in Code Section 415(l)(1), which is maintained under a qualified pension or annuity plan, and

                                    (ii) Company contributions allocated to the
                  separate account of a Key Employee (as defined in Section 14.1(b)(iv)) for the purpose of providing post-retirement medical benefits.

                  If, in a particular Plan Year, the Company contributes an amount to a Participant's Accounts because of an erroneous forfeiture in a prior Plan Year, or because of an erroneous failure to allocate amounts in a prior Plan Year, the contribution shall not be considered an Annual Addition with respect to the Participant for that particular Plan Year, but shall be considered an Annual Addition for the Plan Year to which it relates. If the amount so contributed in the particular Plan Year takes into account actual investment gains attributable to the period subsequent to the Plan Year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered as an Annual Addition for any Plan Year.

SECTION 1.6. - BARGAINING UNIT

                           "Bargaining Unit" shall mean a bargaining unit covered by a collective bargaining agreement with the Company if retirement benefits were the subject of good faith bargaining with respect to such agreement.

                                           2

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SECTION 1.7. - BENEFICIARY

                  "Beneficiary" shall mean a person or trust properly designated by a Participant to receive benefits, as provided in Article XII.

SECTION 1.8. - BOARD

                  "Board" shall mean the Board of Directors of the Company.

SECTION 1.9. - BREAK IN SERVICE YEAR

                   "Break in Service Year" of an Employee or former Employee shall mean the three hundred and sixty-five day period

                           (a)      which begins on the later of

                                    (i) the date of his last Separation from the
                   Service, or

                                    (ii) if the Employee furnishes to the
                   Administrator such timely information as the Administrator may reasonably require to establish that the Employee's absence from work is for any of the following reasons or purposes, the second anniversary of the first day of his absence from work a  by reason of pregnancy of the
                            Employee,

                                             b  by reason of the birth of a
                            child of the Employee,

                                             c  by reason of the placement of a
                            child with the Employee in connection with the adoption of such child by the Employee, or

                                             d  for purposes of caring for such
                            child for a period beginning immediately following such birth or placement, and

                           (b) during no part of which he was an Employee or employed by a Company Affiliate.

SECTION 1.10. - CODE

                   "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.11. - COMPANY; COMPANY AFFILIATE

                  (a) "Company" shall mean World Color Press, Inc., any other company which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 16.4(c), and any successor company which continues the Plan under Section 16.4(a).

                  (b) "Company Affiliate" shall mean any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or trades or


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

businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his or her delegate under Code Sections 414(b), (c), (m) and 415(h) and any other entity required to be aggregated with the Company pursuant to regulations issued under Code Section 414(o).


SECTION 1.12. - COMPANY STOCK

                  "Company Stock" shall mean

                           (a) in the event the Company has only one authorized class of capital stock, such class of stock, or

                           (b) in the event the Company (and any corporation which is in the same controlled group (as defined in Code Section 409(l)(4)) at any time has more than one authorized class of capital stock, any class which constitutes "employer securities" as that term is defined in Code Section 409(l).

SECTION 1.13. - COMPANY STOCK FUND

                  "Company Stock Fund" shall mean the Investment Fund invested primarily in Company Stock.

SECTION 1.14. - COMPENSATION

                  (a) Except as provided in subsections (b), (c), (d) and the Supplements, "Compensation" for any Plan Year shall mean all regular cash compensation and overtime paid to a Participant in that Plan Year for services rendered to the Company as an Employee,

                           (i) including amounts not includable in taxable income by reason of Code Sections 125 (cafeteria plans), 402(a)(8) (401(k) plans), 402(h) or 403(b), and

                           (ii) excluding commissions, bonuses, other extra compensation, all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits (including severance benefits) (even if otherwise includable in taxable income),

                  (b) For purposes of Sections 1.15 and 1.17, "Compensation" of a Participant for any Plan Year shall mean wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (i) including amounts not includable in taxable income by reason of Code Sections 125 (cafeteria plans), 402(e)(3) (401(k) plans), 402(h) or 403(b), and

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                           (ii) excluding all reimbursements or other expense
         allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits (including severance benefits) (even if includable in taxable income).

                  (c) Notwithstanding subsection (b), solely for the purposes of Sections 1.15 and 1.17, the Administrator may elect for any Plan Year to exclude from Compensation amounts deferred under Article III and under cafeteria plans, or to apply any alternate definition of Compensation; provided, however, that such definition shall satisfy the requirements of Code Section 414(s) and the Regulations thereunder.

                  (d) For all purposes of the Plan Compensation in excess of $150,000 (adjusted for increases in the cost of living discussed in Code Section 401(a)(17) shall be disregarded.

SECTION 1.15. - CONTRIBUTION PERCENTAGE

                  (a) "Contribution Percentage" for a Plan Year shall mean, with respect to eligible Participants who are Highly Compensated Employees as a group and to eligible Participants who are not Highly Compensated Employees as a group, the average obtained, as to each such Participant, by dividing

                           (i) his or her allocations described in
         subsection (b), by

                           (ii) his or her Compensation for that portion of the Plan Year during which he or she was eligible to receive allocations to his or her Matching Account.

                  (b) The allocations described in this subsection are

                           (i) allocations to his or her Matching Account under
         Section 5.3(b) (and, to the extent elected by the Administrator under Section 5.5(b), amounts credited to his or her Qualified Account for that Plan Year), excluding any amounts forfeited under Section 5.5(b)(vi), and

                           (ii) allocations to his or her Deferred Compensation Account, to the extent that the Administrator elects to take such allocations into account under Section 5.5.

                  (c) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan.

                  (d) The Administrator may elect to expand the Compensation of a Participant taken into account for purposes of subsection (a)(ii) to such amounts received by him or her for that entire Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

SECTION 1.16. - COVERED LOCATION

                  (a) "Covered Location" shall mean the locations or process levels of the Company or any Company Affiliate which the Administrator may designate as a Covered Location


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under the Plan. Such designations shall be set forth in Schedule 1 which is attached hereto and incorporated in the Plan by this reference and shall specify the effective date of each such location's or process location's designation as a Covered Location under the Plan after December 31, 1998. Schedule 1 may be modified from time to time by the Administrator without formally amending the Plan.

SECTION 1.17. - DEFERRAL PERCENTAGE

                  (a) "Deferral Percentage" for a Plan Year shall mean, with respect to each eligible Participant by dividing

                           (i) the amount, if any, credited to his or her Deferred Compensation Account for that Plan Year in question under this Plan and any other plans which are aggregated with this Plan under Code
         Section 401(k)(3)(A) (including any excess amounts described in Code
         Section 402(g) if he or she is a Highly Compensated Employee but excluding any excess amounts distributed to him or her pursuant to
         Section 17.4(b)) (and, to the extent elected by the Administrator under
         Section 3.5(d), amounts credited to his or her Qualified Account for that Plan Year), by

                           (ii) his or her Compensation for that portion of the Plan Year during which he or she was eligible to defer Compensation to his or her Deferred Compensation Account.

                  (b) The Administrator may elect to expand the Compensation of a Participant taken into account for purposes of subsection (a)(ii) to such amounts received by him or her for that entire Plan Year; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

SECTION 1.18. - DEFERRED COMPENSATION

                  "Deferred Compensation" of a Participant shall mean an amount contributed by the Company to the Plan for him or her under Section 4.1(a).

SECTION 1.19. - DEFERRED COMPENSATION ACCOUNT

                  "Deferred Compensation Account" of a Participant shall mean his or her individual account in the Trust Fund established in accordance with
Section 5.1.

SECTION 1.20. - DIRECT ROLLOVER

                  "Direct Rollover" shall mean a payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

SECTION 1.21. - DISABILITY RETIREMENT

                  "Disability Retirement" of a Participant shall mean his or her Separation from the Service authorized by the Administrator upon its finding, based on competent medical evidence,


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that the Participant, as a result of mental or physical disease or condition, will be permanently unable to discharge his or her assigned duties.

SECTION 1.22. - DISABILITY RETIREMENT DATE

                  "Disability Retirement Date" of a Participant shall mean the date (prior to his or her Normal Retirement Date) fixed by the Administrator for his or her Disability Retirement.

SECTION 1.23. - DISTRIBUTEE

                  "Distributee" shall mean a Participant, Surviving Spouse or an alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p).

SECTION 1.24. - ELIGIBLE EMPLOYEE

                  "Eligible Employee" shall mean an Employee employed at a Covered Location who is not eligible to participate in another qualified defined contribution plan of the Company but excluding:

                  (a) Employees who are members of a Bargaining Unit, unless the provisions of the collective bargaining agreement applicable to such Bargaining Unit provide for participation herein, which shall be set forth on Schedule II hereto;

                  (b) Employees of a Company Affiliate to whom participation in the Plan has not been extended;

                  (c) Non-resident aliens, with no U.S. source income.

SECTION 1.25. - ELIGIBLE RETIREMENT PLAN

                  "Eligible Retirement Plan" shall mean an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code Section 403(a), or a qualified trust (described in Code Section 401(a)), that will accept a Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a Distributee who is a Surviving Spouse of a Participant an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

SECTION 1.26. - ELIGIBLE ROLLOVER DISTRIBUTION

                  (a) Except as provided in subsection (b), "Eligible Rollover Distribution" shall mean any distribution of all or any portion of a Participant's Accounts to a Distributee.

                  (b) "Eligible Rollover Distribution" shall not mean any distribution


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                           (i) that is one of a series of substantially equal
         periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary,

                           (ii) that is paid for a specified period of ten years or more,

                           (iii) that is part of a series of distributions during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is equal to less than $200, as described in Temp. Reg. Section 1.401(a)(31) - 1T A-11,

                           (iv) that is a Hardship withdrawal pursuant to
         Section 9.2,

                           (v) to the extent such distribution is required under Code Section 401(a)(9), or

                           (vi) to the extent such distribution is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

SECTION 1.27. - EMPLOYEE

                  "Employee" shall mean any person who renders services to the Company or a Company Affiliate in the status of an employee as the term is defined in Code Section 3121(d), but shall not include any person whose services with the Company are performed pursuant to a contract or that purports to treat the individual as an independent contractor even if such individual is later determined (by judicial action or otherwise) to have been a common law employee of the Company rather than an independent contractor. Except as provided in subsection 1.31(b) and Section 1.32, "Employee" shall not include leased employees treated as Employees of the Company pursuant to Code Sections 414(n) and 414(o).

SECTION 1.28. - ERISA

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

SECTION 1.29. - FIVE PERCENT OWNER

                  "Five Percent Owner" shall mean any person who owns 5% or more of the Company or any Company Affiliate as defined in Code Section 416.

SECTION 1.30. - HARDSHIP

                  (a) "Hardship" of a Participant as determined by the Administrator in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards, uniformly interpreted and consistently applied, and without regard to the existence of other resources which are reasonably available to the Participant in question, shall mean any one or more of the following:

                            (i) Unreimbursed expenses for medical care described in Code Section 213(d) previously incurred by him, his or her spouse, or his or her dependent (as described in Code Section 152) or necessary for him, his or her spouse or his or her dependent to obtain medical care.

                            (ii) Costs directly related to the purchase
          (excluding mortgage payments) of a principal residence for him.

                            (iii) Payment of tuition and related educational fees for the next twelve months of post-secondary education for him or her, his or her spouse, children, or his or her dependents (as so described).

                            (iv) Payments necessary to prevent his or her eviction from his or her principal residence, or foreclosure on the mortgage of his or her principal residence.

                            (v) Any other event identified by the Commissioner of Internal Revenue in revenue rulings, notices and/or other documents of general applicability for inclusion in the foregoing list.

                  (b) A financial need shall not constitute a Hardship unless it is for at least $1,000.00.

                  (c) A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable by the Participant or voluntarily incurred by him.

SECTION 1.31. - HIGHLY COMPENSATED EMPLOYEE

                  (a) For any current Plan Year, a "Highly Compensated Employee" shall mean any Employee who

                           (i) in the previous Plan Year

                                    a  had Statutory Compensation in excess of
                  $80,000 (adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996), and

                                    b  was in the group consisting of the top
                  twenty percent of Employees when ranked by Statutory Compensation for the Plan Year in question

                  (determined after excluding the Employees described in Code Sections 414(q)(5) and 414(q)(8)), or

                           (ii) was a Five Percent Owner at any time during the previous Plan Year or the current Plan Year,

and any former Employee, who during the Plan Year in which he or she separated from the Service or during any Plan Year ending on or after his or her fifty-fifth birthday, was a highly compensated employee, as defined in Code
Section 414(q)(6) and the regulations thereunder.

                  (b) For purposes of this Section, "Statutory Compensation" shall include Compensation deferral amounts and other amounts required to be taken into account pursuant to Code Section 414(q)(4), and "Employee" shall include leased Employees treated as Employees of the Company pursuant to Code
Section 414(n) or 414(o).

SECTION 1.32. - HOUR OF SERVICE

                  (a) "Hour of Service" of an Employee (including a leased Employee pursuant to Code Sections 414(n) and (o)) shall mean the following:

                           (i) Each hour for which he or she is paid or entitled to payment by the Company or a Company Affiliate for the performance of services.

                           (ii) Each hour in or attributable to a period of time during which he or she performs no duties (irrespective of whether he or she has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he or she is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that a  no more than five hundred and one Hours
                  of Service shall be credited under this paragraph to an Employee on account of any such period; and

                                    b  no such hours shall be credited to an
                  Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                           (iii) Each hour for which he or she is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Company Affiliate.

                  (b) Hours of Service under subsections (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. ss.2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year or initial eligibility year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. Sections 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

                  (c) Hours of Service for Employees of the Digital Services, Los Angeles Division of the Company shall also include all hours prior to February 26, 1996, that would be included as Hours of Service under this Section
1.32 if "Petersen Publishing Company" were substituted in lieu of "the Company" in this Section 1.32.

SECTION 1.33. - INVESTMENT FUND

                  "Investment Fund" shall mean one of the investment funds of the Trust Fund which is authorized by the Administrator at the time of reference.

SECTION 1.34.- LEVELING METHOD

                  "Leveling Method" shall mean the following method of allocating the dollar amount of the excess contributions (within the meaning of Reg. Section 1.401(k)-1(g)(7)) under Section 3.5(a) or 3.5(b) or excess aggregate contributions (within the meaning of Reg. Section 1.401(m)-1(f)(8)) under Section 5.5(a). Under this method, the total of excess contributions (or excess aggregate contributions) to be distributed is allocated among the Highly Compensated Employees such that the allocations described in Section 1.17(a) (or 1.15(b), as applicable) of the Highly Compensated Employees with the highest amount of such allocations is reduced such that the total of such reductions (together with all prior reductions hereunder for the applicable Plan Year) equals the total of such excess contributions or excess aggregate contributions) or such that such Highly Compensated Employee's remaining such allocations equals the allocations of the Highly Compensated Employee with the next highest amount of such allocations. This process is repeated with respect to the applicable Highly Compensated Employees until the total of such reductions attributable to all such Highly Compensated Employees is equal to the total of such excess contributions (or excess aggregate contributions).

SECTION 1.35.- MATCHING ACCOUNT

                  "Matching Account" of a Participant shall mean his individual account established in accordance with Section 5.2(b).

SECTION 1.36.- MERGED ACCOUNTS; NON-VESTED MERGED ACCOUNTS; VESTED MERGED
ACCOUNTS

                  (a) "Merged Accounts" of a Merged Participant shall mean his Accounts described in the applicable Supplement which merged into the Plan on the Merger Date and which are held for him or her under the Plan. His or Her Merged Accounts are dormant Accounts and consist of Non-Vested Merged Accounts and Vested Merged Accounts as defined below.

                  (b) "Non-Vested Merged Accounts" of a Merged Participant described in subsection (a) shall mean any Merged Account which was subject to a vesting schedule under the plan prior to its merger into the Plan and continues to be subject to a vesting schedule, as described in subsection 8.1(b) or the Supplements.

                  (c) Vested Merged Accounts of a Merged Participant described in subsection (a) shall mean any Merged Account which was fully Vested under the plan prior to its merger into the Plan and continues to be fully Vested, as described in subsection 8.1(a).

SECTION 1.37.- MERGED PARTICIPANT

                  "Merged Participant" shall mean any person who was a participant in a plan which merged with and into the Plan, as described in the Supplements, for whom the Company maintains one or more Merged Accounts as described in the applicable Supplements.

SECTION 1.38. - MILITARY LEAVE

                  Any Employee who leaves the Company or a Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him or her to reemployment rights, as provided in the laws of the United States, shall, solely for purposes of the Plan and irrespective of whether he or she is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he or she fails to make application for reemployment within the period specified by such laws for the preservation of his or her reemployment rights.

SECTION 1.39. - NORMAL RETIREMENT

                  "Normal Retirement" of an Active Participant shall mean his or her Separation from the Service upon his or her Normal Retirement Date, or after such date (except by death) as permitted under Article XI.

SECTION 1.40. - NORMAL RETIREMENT DATE

                  "Normal Retirement Date" of an Active Participant shall mean the first day of the month coinciding with or next following his or her sixty-fifth birthday.

SECTION 1.41. - PARTICIPANT

                  "Participant" shall mean any person who has satisfied the requirements for and has begun participating in the Plan as provided in Article II, including any Merged Participant .

SECTION 1.42. - PAYDAY

                  "Payday" of a Participant shall mean the regular and recurring established day for payment of Compensation to Employees in his or her classification or position.

SECTION 1.43. - PLAN

                  "Plan" shall mean the World Color Press, Inc. 401(k) Plan.

SECTION 1.44. - PLAN REPRESENTATIVE

                  "Plan Representative" shall mean any person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

SECTION 1.45. - PLAN YEAR

                  "Plan Year" shall be the calendar year.

SECTION 1.46. - PROFIT-SHARING ACCOUNT

                  "Profit-Sharing Account" of a Participant shall mean his or her individual account in the Trust Fund established in accordance with Section 5.2(a).

SECTION 1.47. - QUALIFIED ACCOUNT

                  "Qualified Account" of a Participant shall mean his or her individual account in the Trust Fund, if any, established in accordance with
Section 5.2(c), pursuant to Sections 3.5 and 5.5.

SECTION 1.48. - ROLLOVER ACCOUNT

                  "Rollover Account" of a Participant shall mean his or her individual account in the Trust Fund established in accordance with Section 15.12.

SECTION 1.49. - RULES OF THE PLAN

                  "Rules of the Plan" shall mean the rules adopted by the Administrator pursuant to Section 15.1(a)(ii) for the administration, interpretation or application of the Plan.

SECTION 1.50. - SEPARATION FROM THE SERVICE

                  (a) "Separation from the Service" of an Employee shall mean his or her resignation from or discharge by the Company or a Company Affiliate, or his or her death, Normal or Disability Retirement but not his or her transfer among the Company and Company Affiliates.

                  (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that

                           (i) continuation upon a temporary layoff for lack of work for a period in excess of three months shall be considered a discharge effective as of the commencement of the third month of such period, and

                           (ii) failure to return to work upon expiration of any leave of absence, sick leave, or vacation or within three days after recall from a temporary layoff for lack of work, or before expiration of a Military Leave shall be considered a resignation effective as of the commencement of any such leave of absence, sick leave, vacation, temporary layoff or Military Leave.

SECTION 1.51. - SERVICE

                  "Service" of an Employee, expressed in days, shall mean the period of elapsed time which, or the sum of such periods each of which, is measured from

                           (a) his or her first Hour of Service, or his or her first Hour of Service following a Break in Service Year, as the case may be, to

                           (b) (i) the first day of his or her first or subsequent Break in Service Year, or

                                    (ii) the first day of the twelve month
         period immediately preceding the first day of his or her first subsequent Break in Service Year if the Break in Service Year occurs for the reasons described in Section 1.9(a)(ii).

SECTION 1.52. - SPOUSAL CONSENT

                  "Spousal Consent" to an election, designation or other action of a Participant, shall mean the written consent thereto of the Spouse, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse. If Spousal Consent is given to a Beneficiary designation, such designation must state the specific nonspouse Beneficiary (and optional form of benefit, if applicable) and such designation may not be changed without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary of the Treasury by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

SECTION 1.53. - SPOUSE; SURVIVING SPOUSE

                  "Spouse" or "Surviving Spouse" of a Participant shall mean the spouse to whom he or she was married on the relevant date; provided, however, that to the extent required by a qualified domestic relations order issued in accordance with Code Section 414(p), a former Spouse shall be treated as a Surviving Spouse.

SECTION 1.54. - STATUTORY COMPENSATION

                  "Statutory Compensation" of a Participant for any Plan Year shall mean his or her total taxable remuneration received from the Company and all Company Affiliates in that Plan Year for services rendered as an Employee,

                           (a) and, effective as of January 1, 1998, including any elective deferral as defined in Code Section 402(g)(3) and any amounts not includable in gross income by reason of Code Section 125 (cafeteria plan) or Code Section 457 (deferred compensation plan of state and local governments and tax-exempt organizations),

                           (b) and excluding

                                    (i) Company and Company Affiliate
                  contributions to a deferred compensation plan (to the extent includable in the Participant's gross income solely by reason of Code Section 415) or to a simplified employee pension plan (to the extent deductible by the Participant) and any distribution from a deferred compensation plan (other than an unfunded, non-qualified plan),

                                    (ii) amounts realized from the exercise of a
                  non-qualified stock option or taxable by reason of restricted property becoming freely tradable or free of a substantial risk of forfeiture, as described in Code Section 83,

                                    (iii) amounts realized from the sale,
                  exchange or other disposition of stock acquired under a qualified stock option and

                                    (iv) other amounts which receive special tax
                  benefits such as Company or Company Affiliate contributions toward the purchase of an annuity contract described in Code
                  Section 403(b) (whether or not excludable from the Participant's gross income).

SECTION 1.55. - SUPPLEMENT

                  "Supplement" or "Supplements" shall mean, as the context indicates, any one or more of the Supplements to the Plan which are attached hereto and are incorporated in the Plan by this reference which modify and Supplement the Plan in order to document the mergers with to the Plan and the treatment thereof. Additional Supplements may be added to the Plan from time to time by the Administrator.

SECTION 1.56. - TRUST

                  "Trust" shall mean the trust established pursuant to the Trust Agreement.

SECTION 1.57. - TRUST AGREEMENT

                  "Trust Agreement" shall mean that certain World Color Press, Inc. 401(k) Plan Trust Agreement, providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

SECTION 1.58. - TRUST FUND

                  "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made by the Company, Participants, pursuant to the Plan and from which any distributions under the Plan are to be made. It shall be composed of separate Investment Funds as permitted under the Rules of the Plan.

SECTION 1.59. - TRUSTEE

                  "Trustee" shall mean the Trustee under the Trust Agreement.

SECTION 1.60. - VALUATION DATE

                  "Valuation Date" shall mean the end of each business day on which the New York Stock Exchange is open for business.

SECTION 1.61. - VESTED

                  "Vested," when used with reference to a Participant's Accounts, shall mean non-forfeitable.

SECTION 1.62. - YEARS OF VESTING SERVICE

                  (a) "Years of Vesting Service" of an Employee, measured in years and determined as of the point in time in question, shall mean 1/365th of his or her days of Service (ignoring any fraction in the result), excluding any days of Service before five consecutive Break in Service Years.

                  (b) An Employee who was a former participant in a plan which merged with the Plan under which his years of vesting service under such plan was calculated pursuant to the hours method of crediting service and who becomes a Participant in the Plan on or after the Merger Date as defined in the Supplement in question shall receive credit for his or her years of vesting service under such plan and the Plan for purposes of this Section 1.61 as described in subsection (c) unless his years of vesting service under such plan may be excluded by reason of the break in service rules described in Treas. Reg.
Section 1.411(a)-6.

                  (c) An Employee described in subsection (b) shall receive credit for Years of Vesting Service consisting of

                           (i) a the number of years of vesting service credited to the Employee under the plan which merged with the Plan before the computation period during which the merger occurs and

                                    b  the greater of

                                            1  the Years of Vesting Service that
                           would be credited to the Employee under the elapsed time method for his Years of Vesting Service during the entire computation period in which the merger occurs, or

                                            2  the years of vesting service
                           being taken into account under the hours method of crediting service as of the date of the merger, and

                           (ii) the Years of Vesting Service subsequent to the merger commencing on the day after the last day of the computation period in which the merger occurs.

                                   ARTICLE II.

                                   ELIGIBILITY


SECTION 2.1. - REQUIREMENTS FOR PARTICIPATION

                  (a) Participants on the effective date of the Plan restatement shall continue to participate in the Plan.

                  (b) For purposes of Articles III and subsection 4.1(a), and except as provided in subsections (d) and (e) or any Supplement, each other Eligible Employee shall become a Participant as soon as administratively feasible after attaining his or her eighteenth birthday, and completion of the following:

                           (i) if classified by the Company as a full-time Employee, on his or her first Hour of Service, or

                           (ii) if not classified as a full-time Employee, then after completing a computation period consisting of a  the twelve consecutive month period
                  beginning on the date of his or her first Hour of Service in which he or she had at least one thousand Hours of Service, or

                                    b  a Plan Year beginning on or after the
                  date of his or her first Hour of Service in which he or she had at least one thousand Hours of Service.

                  (c) For purposes of subsections 4.1(b), 5.3(b) and 5.3(c), and except as provided in subsections (d) and (e) or any Supplement, each other Eligible Employee shall become a Participant on the first day of the month following the day such Eligible Employee has attained his or her eighteenth birthday, and has completed a computation period consisting of

                           (i) the twelve consecutive month period beginning on the date of his or her first Hour of Service in which he or she had at least one thousand Hours of Service, or

                           (ii) a Plan Year beginning on or after the date of his or her first Hour of Service in which he or she had at least one thousand Hours of Service.

                       (d) (i) Any Participant whose participation terminates shall again become a Participant for purposes of Article III effective as soon as administratively feasible following his or her first subsequent Hour of Service as an Eligible Employee.

                           (ii) Any Participant whose participation terminates shall again become a Participant for purposes of subsections 4.1(b), 5.3(b) and 5.3(c) effective as of his or her first subsequent Hour of Service as an Eligible Employee; provided, however, with respect to his or her eligibility to receive matching contributions under
         Section 5.3(b), he or she commences Compensation deferrals under
         Article III of the Plan.

                       (e) (i) A former Employee who was not an Eligible Employee on the date on which he or she first met all other eligibility requirements set forth in subsection (b) shall become a Participant for purposes of Article III effective as soon as administratively feasible following his or her first subsequent Hour of Service as an Eligible Employee.

                           (ii) A former Employee who was not an Eligible Employee on the first day of the month on which he or she first met all other eligibility requirements set forth in subsection (c) shall become a Participant for purposes of subsections 4.1(b), 5.3(b) and 5.3(c) effective as of his or her first subsequent Hour of Service as an Eligible Employee; provided, however, with respect to his or her eligibility to receive matching contributions under Section 5.3(b), he or she commences Compensation deferrals under Article III of the Plan.

SECTION 2.2. - NOTICE OF PARTICIPATION

                  On or before the date on which an Employee becomes an Eligible Employee under the Plan who has satisfied the requirements set forth in subsection 2.1(b), the Administrator shall give him or her notice thereof.

SECTION 2.3. - ENROLLMENT

                  The Participant shall enroll in the Plan as described in the Rules of the Plan. The Participant shall communicate to the Administrator or its designated agent his or her selection of the amount of his or her deferral, if any, within the limits of Section 3.1 and his or her authorization for the Company to pay the same to the Trust Fund in accordance with Section 4.1.

SECTION 2.4. - INACTIVE STATUS

                  (a) An Active Participant who transferred directly

                           (i) to a position or classification which is not an Eligible Employee, or

                           (ii) out of a Covered Location,

shall thereupon cease to be an Active Participant.

                  (b) All provisions of the Plan shall otherwise continue to apply to such Participant, except that he or she shall not defer Compensation under Article III or share in allocations under Article V and Section 17.4 while he or she is not an Active Participant.

                  (c) If such a Participant is retransferred to a position or classification with the Company as an Eligible Employee, he or she shall thereupon again be an Active Participant, may again defer Compensation under
Article III and, he or she shall share in allocations under Article V and
Section 17.4.

                                  ARTICLE III.

                             PARTICIPANTS' DEFERRALS

SECTION 3.1. - DEFERRAL OF COMPENSATION

                  Except as otherwise provided in the Supplements each Active Participant may elect, in accordance with the Rules of the Plan, to defer for any Plan Year, the lesser of

                           (a) any whole number percentage, which is not less than 1% nor more than 15% (or such other percentage as is established by the Administrator), of his or her Compensation for each Payday after his or her election hereunder in such Plan Year, and

                           (b) such amount as will not cause the total of such deferrals for any calendar year to exceed the excess of $7,000 (adjusted for increases in the cost of living for such calendar year as described in Code Section 402(g)(5)) over any amounts described in Code
         Section 402(g)(3) for such calendar year and not deferred hereunder.

SECTION 3.2. - SUSPENSION OF DEFERRAL

                  An Active Participant may, upon such prior notice to the Administrator or its designated agent as is required under the Rules of the Plan, elect to suspend deferral of his or her Compensation effective as soon as administratively feasible following such notice.

SECTION 3.3. - COMMENCEMENT, RESUMPTION OR CHANGE OF DEFERRED COMPENSATION

                  As permitted under the Rules of the Plan,

                           (a) an Active Participant in the Plan who previously declined to defer a percentage of his or her Compensation may, upon such prior notice to the Administrator or its designated agent as is required under the Rules of the Plan, elect to commence deferral of his or her Compensation under Section 3.1 within the limits thereof;

                           (b) after he or she has suspended deferral of his or her Compensation under Section 3.2, an Active Participant may, upon notice to the Administrator or its designated agent as required under the Rules of the Plan, elect to resume deferral of his or her Compensation under Section 3.1 within the limits thereof; and

                           (c) an Active Participant may, upon prior notice to the Administrator or its designated agent as required under the Rules of the Plan, elect to change his or her rate of deferral of his or her Compensation within the limits of Section 3.1.

SECTION 3.4. - DEPOSIT IN TRUST

                  An Active Participant's deferrals shall be transmitted to the Trustee in accordance with subsections 4.1(a) and 4.3(a) and shall be invested by the Trustee in accordance with Article VI.

SECTION 3.5. - DEFERRAL PERCENTAGE FAIL-SAFE PROVISIONS

                  (a) For each Plan Year, the Deferral Percentage with respect to Participants who are Highly Compensated Employees, shall be

                           (i) not more than 125 percent of, or

                           (ii) not more than two percentage points higher than, and not more than twice,

the Deferral Percentage for such Plan Year with respect to Participants who are not Highly Compensated Employees for the preceding Plan Year (using the definition of such term that was in effect during such preceding Plan Year), or such other amount as may be required by Treasury Regulations under Code
Section 401(m)(9). The Administrator may elect to apply the Deferral Percentage for the group of Participants who are not Highly Compensated Employees based on the current Plan Year rather than the preceding Plan Year, except if such election is made, it may not be changed except as provided by the Secretary of the Treasury; provided, however, if the Administrator elects to use the current year data for the Plan Year beginning January 1, 1997, it may apply the prior year's data for the Plan Year beginning January 1, 1998 without receiving approval from the Secretary. To the extent necessary to achieve such result (and notwithstanding Sections 4.1(a), 5.3 and 5.4) as of the end of each Plan Year, the Administrator shall take or cause to be taken one or more of the actions listed in subsection (d).

                  (b) Except as provided in subsection (c), the limitations set forth in subsection (a)(ii) and Section 5.5(a)(ii) shall not both be utilized for any Plan Year.

                  (c)      The limitation of subsection (b) shall not apply

                           (i) if after the application of subsection (d)(ii),
         (iii), (iv) and (v) and Section 5.5(b)(ii) and (vi) (but only to the extent necessary to meet the requirements of Section 3.5(a)(ii) or
         Section 5.5(a)(ii), as applicable) and before the application of paragraph (ii), the sum of the Deferral Percentage and the Contribution Percentage of Participants who are Highly Compensated Employees does not exceed the sum of the Deferral Percentage and the Contribution Percentage of Participants who are not Highly Compensated Employees for the Plan Year in question by more than two percentage points, or

                           (ii)     if

                                    a  the limitation of paragraph (i) is
                  exceeded, and

                                    b  the sum of the Deferral Percentage and
                  the Contribution Percentage of Participants who are Highly Compensated Employees for such Plan Year does not exceed the greater of

                                            1        the sum of

                                                     A 125 percent of the
                                    greater of the Deferral Percentage, or the Contribution Percentage, of Participants who are not Highly Compensated Employees for the Plan Year in question, and

                                                     B that percentage which is
                                    not more than two percentage points higher than, and not more than twice the lesser of the Deferral Percentage, or the Contribution Percentage, of such group of Participants for such Plan Year, or

                                            2        the sum of

                                                     A 125 percent of the lesser
                                    of the Deferral Percentage, or the
                                    Contribution Percentage, of the Participants who are not Highly Compensated Employees for the Plan Year in question, and

                                                     B that percentage which is
                                    not more than two percentage points higher than, and not more than twice the greater of the Deferral Percentage, or the Contribution Percentage, of such group of Participants for such Plan Year.

                  (d) In order to achieve the result described in subsection
(a), the following actions shall be taken, as provided under Code Section 401(k), the regulations thereunder and the Rules of the Plan, in the order selected by the Administrator and to the extent necessary:

                           (i) The Administrator shall make the election provided in Section 1.14(b).

                           (ii) Amounts otherwise to be credited under Section 5.3(b) to Matching Accounts for such Plan Year shall be credited instead to Qualified Accounts of the Participants in question.

                           (iii) To the extent permitted by Code Section 401(a)(4), amounts otherwise to be credited under Sections 5.3(c) and
         5.4 to Profit-Sharing Accounts for such Plan Year shall be credited instead to Qualified Accounts of the Participants in question.

                           (iv) To the extent permitted by Code Section
         401(a)(4) and Treas. Reg. ss. 1.401(k)-1(b)(5) (which are incorporated herein by this reference), the Company may make an additional contribution to the Qualified Accounts of select Participants.

                           (v) Prior to the end of the following Plan Year, the amount of excess contributions within the meaning of Reg. Section 1.401(k)-1(g)(7) (and any income thereon earned to the earlier of the date of distribution or the last day of the Plan Year in which such contribution was made computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(4)) for Participants who were Highly

         Compensated Employees for the Plan Year shall be allocated according to the Leveling Method and distributed to the Highly Compensated Employees in question. Such distribution shall not be subject to any Spousal Consent requirements or treated as a distribution or withdrawal subject to Article IX or XIII.

                  (e) The amount of any distributions under subsection (d)(v) shall be determined after the maximum deferrals under Section 3.1(b) and the distribution of such deferrals pursuant to Section 3.6.

SECTION 3.6.      RETURN OF EXCESS DEFERRED COMPENSATION.

                  If an Active Participant makes deferrals to this Plan and any other cash or deferred arrangement for a calendar year which exceed the limit under Code Section 402(g) for such year, the Participant shall notify the Administrator of the amount of such excess deferrals made under this Plan by the March 1 of the next calendar year. The amount of such excess deferrals (and any income thereon earned to the earlier of the date of distribution or the last day of the Plan Year in which such contribution was made computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(4)) shall be distributed to the Participant by the April 15 of the next calendar year. If an Active Participant has made excess deferrals to this Plan the Participant shall be deemed to have given the notice referred to above and the excess contributions (and any income thereon) shall be distributed to the Participant by such April 15. Any distribution under the Section 3.6 shall not be subject to any Spousal Consent, nor shall it be treated as a distribution or withdrawal subject to the provisions of Article IX or XIII.



                                   ARTICLE IV.

                          CONTRIBUTIONS OF THE COMPANY

SECTION 4.1. - DETERMINATION OF ANNUAL CONTRIBUTION

                  (a) Subject to Section 17.4 and any applicable Supplement, for each Payday, the Company shall contribute to the Deferred Compensation Account of each Active Participant the amount of his Deferred Compensation elected under
Section 3.1 or 3.3.

                  (b) It is the intention of the Company to make recurring and substantial contributions to the Plan for allocation among Active Participants' Profit-Sharing Accounts and Matching Accounts. However, the Company in its sole and absolute discretion reserves the right to fix the amount, if any, of its contribution.

SECTION 4.2. - MAXIMUM ANNUAL CONTRIBUTION

                  Except for contributions described in Section 15.15, the Company's contribution for any Plan Year shall not exceed the maximum amount deductible by the Company for any taxable year ending with or within such Plan Year under Code Section 404(a)(3)(A).

SECTION 4.3. - CONTRIBUTION DATE

                  (a)      The Company's contributions

                           (i) under Section 4.1(a) shall be made as of the earliest date on which such contributions can reasonably be segregated from the general assets of the Company but not later than the 15th business day of the month following the month in which the deferral is withheld under Section 3.1,

                           (ii) under Section 4.1(b) shall be made on or before the date upon which the Company's federal income tax return is due (including extensions thereof) for its taxable year coinciding with the Plan Year in question and shall be transmitted to the Trustee and held in the Trust Fund.

                  (b) If the Company makes a contribution after the end of the Plan Year for which the contribution is made

                           (i) the Company shall notify the Trustee in writing that the contribution is made for such Plan Year,

                           (ii) the Company shall claim such payment as a deduction on its federal income tax return for its taxable year coinciding with such Plan Year, and

                           (iii) the Administrator and the Trustee shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.

                                   ARTICLE V.

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION 5.1. - DEFERRED COMPENSATION ACCOUNT

                  The Administrator shall maintain for each Participant a Deferred Compensation Account to which shall be credited the Deferred Compensation, debited amounts withdrawn under Article IX (and under such Article contained in any Supplements) and Section 10.3 and to which shall be debited or credited the amounts determined under Section 7.2 and 17.4.

SECTION 5.2. - PROFIT-SHARING ACCOUNT; MATCHING ACCOUNT; QUALIFIED ACCOUNT

                  (a) The Administrator shall maintain a Profit-Sharing Account for each applicable Participant to which shall be credited the amounts allocated thereto under Sections 5.3(c), 5.4 and the applicable Supplements and to which shall be debited or credited amounts determined under Sections 7.2 and 17.4.

                  (b) The Administrator shall maintain a Matching Account for each applicable Participant to which shall be credited with amounts allocated thereto under Section 5.3(b), if any, and the applicable Supplements and to which shall be debited or credited amounts determined under Sections 7.2 and 17.4.

                  (c) The Administrator shall maintain a Qualified Account for each Participant to which shall be credited the amounts allocated thereto under
Section 3.5 and 5.5 and to which shall be debited or credited amounts determined under Sections 7.2 and 17.4.

SECTION 5.3. - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (a) Except as provided in Section 17.4(a), Company contributions under Section 4.1(a) shall be allocated as provided therein.

                  (b) (i) Except as provided in Sections 17.4(a) and 5.5(b) and paragraph (ii), Active Participants who made Deferred Compensation for the period in question shall share in any Company contribution made pursuant to Section 4.1(b), if any, to their Matching Accounts equal to such percentage, if any, determined by the Board and specified in an announcement to Active Participants prior to the commencement of the period to which such percentage shall apply, of his or her Deferred Compensation for the period in question.

                           (ii) Merged Participants identified in the applicable Supplements shall share in any Company contribution made pursuant to
         Section 4.1(b), if any, in an amount which is equal to the amount set forth in the Supplement which applies to such Merged Participant.

                  (c) Except as provided in Section 17.4(a), 5.5(b) and the Supplements, Active Participants at the end of the Plan Year in question shall share in any Company contributions made pursuant to Section 4.1(b) by the Company in an amount, if any, for his or her Profit-Sharing Account to be allocated in proportion to that part of his or her Compensation for such Plan Year received while an Active Participant or as otherwise provided in the Supplement which applies to any Merged Participant.

SECTION 5.4. - ALLOCATION OF FORFEITURES

                  Amounts forfeited in any Plan Year under Sections 12.2(a)(iii), 13.3 and 15.8 from a Participant's Matching Account, Profit-Sharing Account or Merged Accounts, if any, to the extent not used to pay administrative expenses of the Plan as described in subsection 15.2(c), shall be applied under Section 4.1(b) to reduce the Company's contribution for such Plan Year to Matching Accounts and/or Profit-Sharing Accounts and shall be allocated under subsections 5.3(b) and/or 5.3(c) (or the other allocation Sections described in the Supplements) as if part of such contribution for such Plan Year.

SECTION 5.5. - CONTRIBUTION PERCENTAGE FAIL-SAFE PROVISIONS

                  (a) For each Plan Year, the Contribution Percentage with respect to Participants who are Highly Compensated Employees, shall be

                           (i) not more than 125 percent of, or

                           (ii) not more than two percentage points higher than, and not more than twice,

the Contribution Percentage for such Plan Year with respect to Participants who are not Highly Compensated Employees for the preceding Plan Year (using the definition of such term that was in effect during such preceding Plan Year), or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9). The Administrator may elect to apply the Contribution Percentage for the group of Participants who are not Highly Compensated Employees based on the current Plan Year rather than the preceding Plan Year, except if such election is made, it may not be changed except as provided by the Secretary of the Treasury; provided, however, if the Administrator elects to use the current year data for the Plan Year beginning January 1, 1997, it may apply the prior year's data for the Plan Year beginning January 1, 1998 without receiving approval from the Secretary.

                  (b) In order to achieve the result described in subsections
(a) and (c) (and notwithstanding Sections 4.1(b), 5.3(b), 5.3(c) and 5.4), as of the end of each Plan Year, the Administrator shall take or cause to be taken any of the following actions, in the order selected by the Administrator, (but after application of Section 3.5) and to the extent necessary:

                           (i) The Administrator shall make the election provided in Section 1.14(b).

                           (ii) Allocations to Deferred Compensation Accounts shall be taken into account for purposes of calculating the Contribution Percentage.

                           (iii) To the extent permitted by Code Section 401(a)(4), amounts otherwise to be credited under Sections 5.3(c) and
         5.4 to Profit-Sharing Accounts for such Plan Year shall be credited instead to Qualified Accounts of the Participants in question.

                           (iv) Amounts credited in accordance with Section 5.3(b) to Matching Accounts for such Plan Year shall instead be allocated in disproportionately higher amounts to Participants who are not Highly Compensated Employees and in disproportionately lower amounts to Participants who are Highly Compensated Employees using the same aggregate dollar amounts that would otherwise have been allocated pursuant to Section 5.3(b).

                           (v) To the extent permitted by Code Section 401(a)(4) and Treas. Reg. ss. 1.401(m)-1(b)(5) (which are incorporated herein by this reference), the Company may make an additional contribution to the Qualified Accounts of select Participants.

                           (vi) Prior to the end of the following Plan Year, the amount of excess aggregate contributions within the meaning of Reg.
         Section 1.401(m)-1(f)(8) (and any income thereon earned to the earlier of the date of distribution or forfeiture or the last day of the Plan Year in which such contribution was made computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(4)) for Participants who were Highly Compensated Employees for the Plan Year shall be allocated according to the Leveling Method. To the extent Vested (and, with respect to matching contributions, in conformity with Treas. Reg. Section 1.401(m)-1(e)(4)), this amount shall then be distributed to the Highly Compensated Employees in question and, to the extent not Vested, shall be forfeited and reapplied under Section 5.4. Amounts distributed under the foregoing shall not be subject to any Spousal Consent requirements or treated as a distribution under Article IX or XIII.

                  (c) If the limitation set forth in Section 3.5(a)(ii) is utilized for any Plan Year, the limitation of subsection (a)(ii) shall not also be used for such Plan Year, and vice versa, except as provided in Section 3.5(c).

SECTION 5.6. - REEMPLOYMENT RIGHTS AFTER QUALIFIED MILITARY SERVICE

                  (a) Solely for purposes of this Section 5.6 and paragraph 9.5(b)(xiv), the following definitions shall apply:

                           (i) "Qualified Military Service" shall mean any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                           (ii) "Compensation" shall mean

                                    a  Compensation the Employee would have
                  received during his or her period of Qualified Military Service if the Employee were not in Qualified Military Service, determined based on the rate of pay the Employee would have received from the Company but for absence during his or her period of Qualified Military Service, or
                                    b  if the Compensation the Employee would
                  have received during his or her period of Qualified Military Service was not reasonably certain, the Employee's average Compensation from the Company during the 12-month period immediately preceding the Qualified Military Service (or, if less, the period of employment immediately preceding the Qualified Military Service).

                  (b) A Participant who leaves the Company as a result of Qualified Military Service and returns to employment with the Company may elect during the period described in subsection (c) to make additional Deferred Compensation under the Plan in the amount determined under subsection (d) or such lesser amount, as elected by the Participant.

                  (c) The period determined under this subsection shall be the period which begins on the date of the Employee's reemployment with the Company after his or her Qualified Military Service that extends until the lesser of

                           (i) the product of 3 and the period of Qualified Military Service, and

                           (ii) 5 years.

                  (d) The amount described in this subsection is the maximum amount of Deferred Compensation that the Participant would have been permitted to make in accordance with the limitations described in subsection (f)(i) during the Participant's period of Qualified Military Service if the Participant had continued to be employed by the Company during such period and received Compensation. Proper adjustment shall be made for any contributions actually made during the Participant's period of Qualified Military Service.

                  (e) If the Participant elects to make Deferred Compensation under subsection (b), the Company shall make such a matching contribution to his or her Matching Account with respect to such deferrals as would have been required under the Plan had such deferrals actually been made during the period of such Qualified Military Service.

                  (f) If any deferral is made by a Participant or the Company pursuant to this Section,

                           (i) such deferral shall not be subject to any otherwise applicable limitation contained in Code Section 402(g), 404(a) or 415 and shall not be taken into account in applying such limitations to other deferrals, contributions or benefits under the Plan or any other plan, with respect to the Plan Year in which the deferral or contribution is made,

                           (ii) such deferral shall be subject to the limitations described in paragraph (i) with respect to the Plan Year to which the deferral relates in accordance with the rules prescribed by the Secretary of the Treasury,

                           (iii) the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(11), 401(k)(12), 401(m), 410(b) or 416 by reason of the making of (or the right to make) such deferral.

                  (g) The Company shall not credit earnings on any deferral made under this Section before such deferral is actually made.

                  (h) A Participant reemployed under subsection (b) shall be treated as not incurring a Break in Service Year by reason of his or her period of Qualified Military Service. For purposes of calculating the Participant's Years of Vesting Service, the Participant shall be credited with an Hour of Service for each hour which would have been credited to him or her but for his or her Qualified Military Service.

                                   ARTICLE VI.

                             INVESTMENT OF ACCOUNTS

SECTION 6.1. - INVESTMENT OPTIONS

                  (a) As permitted under the Rules of the Plan and upon such prior communication to the Administrator or its designated agent as is required under the Rules of the Plan, a Participant may elect

                           (i) effective upon becoming a Participant and as of the dates set forth in the Rules of the Plan, to have contributions for such Plan Year to his or her Accounts held and invested entirely in any one or more Investment Funds in such proportions as are permitted under the Rules of the Plan, or to change any prior such election, and/or

                           (ii) effective only as of the dates set forth in the Rules of the Plan, to have his or her Accounts as then stated, held and invested under any investment option or options available under paragraph (i) (which option shall be the same option elected for current contributions to his or her Accounts under paragraph (i)) or to change any prior such election.

                  (b) As permitted under the Rules of the Plan and upon such prior communication to the Administrator or its designated agent as is required under the Rules of the Plan, a Beneficiary may elect to have his or her Accounts held and invested under any investment option or options available under subsection (a) or to change any such prior such election.

                  (c) Any such election under subsection (a)(i) or subsection
(b) shall remain in effect until revoked or modified by the Participant, or Beneficiary, as applicable. In case Accounts are invested in more than one Investment Fund, changes in proportions due to investment results shall not require any transfer of values between Investment Funds unless the Participant, or Beneficiary so elects under subsection (a)(ii) or subsection (b), as applicable.

                  (d) Purchases and sales of assets in the Investment Funds as required under this Section shall be made within a reasonable time after the election made in subsection (a) or subsection (b) Accounts shall be adjusted to reflect amounts actually realized or paid in such transactions.

                  (e) The Plan is a plan which is described in ERISA Section 404(c) under which each Participant, or Beneficiary shall exercise control over the assets in his or her Accounts and shall be provided the opportunity to choose, from a broad range of investments, the manner in which the assets in his or her Accounts are invested. The Participant or Beneficiary shall not be deemed to be a fiduciary by reason of his or her exercise of control and no person who is otherwise a fiduciary shall be liable for any loss or by reason of any breach which results from such exercise of control, whether by the Participant's or Beneficiary's affirmative direction or failure to direct an investment. In addition, no account shall bear any loss or have any responsibility or liability for any investment directed by any other Participant or Beneficiary with respect to his or her Accounts.

SECTION 6.2. - DESCRIPTION OF INVESTMENT FUNDS

                  In accordance with the Rules of the Plan, a Participant or Beneficiary shall receive from the Administrator or its designated agent a description of the Investment Funds and the investment objectives thereof.

SECTION 6.3. - EFFECT OF NON-ELECTION

                  If a Participant or Beneficiary fails or declines to make an election under Section 6.1, the Participant's or Beneficiary's Accounts shall be held in one or more Investment Funds as directed by the Administrator.

                                  ARTICLE VII.

                    VALUATION OF THE TRUST FUND AND ACCOUNTS

SECTION 7.1. - DETERMINATION OF VALUES

As of each Valuation Date, the Administrator shall determine the fair market value of each asset in each Investment Fund in compliance with the principles of
Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. The value of any real property held in the Trust Fund determined as of the end of any Plan Year shall be considered to remain unchanged until the end of the following Plan Year. With respect to securities for which there is a generally recognized market, the published selling prices on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

SECTION 7.2. - ALLOCATION OF VALUES

                  As of each Valuation Date, the Administrator shall allocate the gains or losses of each Investment Fund since the last preceding Valuation Date to Participant's Accounts in the same proportion that the value of the Participant's Accounts invested in the Investment Fund in question bears to the total value of all Participants' Accounts invested in the Investment Fund. Such determinations shall be made without taking into account deferrals of Compensation or Company contributions attributable to the last Valuation Date or allocations of forfeitures for the Plan Year under Article V; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under Section 17.4(b).

SECTION 7.3. - APPLICABILITY OF ACCOUNT VALUES

                  The value of an Account, as determined as of a given date under this Article, plus any amounts subsequently credited thereto under Sections 3.5, 5.1, 5.2, 5.4, 5.5, 7.2, 12.2(a)(iii), 13.3, 15.8 and 17.4 and
less any amounts withdrawn under Sections Article IX (including any of the Supplements), 10.3 and 15.15 or transferred to suspense under Section 17.4(b), shall remain the value thereof for all purposes of the Plan and Trust until revalued hereunder.

                                  ARTICLE VIII.

                              VESTING OF INTERESTS

SECTION 8.1. - VESTING OF ACCOUNTS

                  (a) Each Participant's interest in his or her Rollover Account, his or her Qualified Account, his or her Deferred Compensation Account, and his or her Vested Merged Accounts, if any, shall be Vested at all times.

                  (b) Except as provided in Section 8.2 or the Supplements, the Vested portion of a Participant's Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, shall be the percentage of such Accounts shown on the following table:


       Years of Vesting Service                Vested Percentage
       ------------------------                -----------------
              less than 1                             0%
                   1                                  20%
                   2                                  40%
                   3                                  60%
                   4                                  80%
              5 (or more)                            100%


                  (c) Upon any amendment of the vesting schedule set forth in subsection (b) or the Supplements, a Participant with at least three Years of Vesting Service may elect to have his or her Vested interest calculated pursuant to the vesting schedule which would have been in effect but for the amendment; provided, however, that no election shall be provided for any Participant whose nonforfeitable percentage under the Plan as amended at anytime cannot be less than such percentage determined without regard to such amendment.

SECTION 8.2. - ADDITIONAL VESTING OF ACCOUNTS

                  The interest of a Participant in his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, shall become fully Vested upon the earliest to occur of

                           (a)      his or her death,

                           (b)      his or her sixty-fifth birthday,

                           (c)      his or her Disability Retirement Date, or

                           (d) the termination or discontinuation of the Plan under Section 16.1 if he or she is then an affected Employee or employed by a Company Affiliate.

                                   ARTICLE IX.

                              WITHDRAWALS AND LOANS

SECTION 9.1. - WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT OTHER THAN FOR
               HARDSHIP

                  A Participant may take a lump sum cash withdrawal from his or her Deferred Compensation Account (or, with respect to a distribution described in subsection (b), a lump sum withdrawal in Company Stock from the portion of his or her Deferred Compensation Account invested in the Company Stock Fund, as described in Section 9.3(a)) in the event of

                           (a) the circumstances specified in Code Section 401(k)(10), in the amount of principal and interest allowed thereunder, and

                           (b) his or her attainment of age fifty-nine and one-half, as provided in Section 9.3(a).

SECTION 9.2. - HARDSHIP WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT

                  A Participant may make a cash withdrawal from his or her Deferred Compensation Account on account of Hardship, subject to any requirements set forth in the Supplements and the following:

                           (a) A Participant's aggregate Hardship withdrawals shall not exceed the lesser of

                                    (i) the lesser of

                                            a  the amount by which

                                                     1 the aggregate principal
                                    amount of his or her Deferred Compensation
                                    Account together with income allocable
                                    thereto credited as of December 31, 1988 exceeds

                                                     2 the unpaid amount due on
                                    his or her outstanding loan or loans, if any under subsection (c)(i) which are secured by his or her Deferred Compensation Account, and

                                            b  the amount which is necessary to
                           satisfy the Hardship (including certain amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the distribution as set forth in the Rules of the
                           Plan), or

                                    (ii) the amount which cannot be satisfied
                  from other resources which are reasonably available to the Participant.

                  (b) The Participant shall obtain all distributions (other than Hardship distributions), and all nontaxable loans currently available under all plans maintained by the Company or any Company Affiliate;

                  (c) The Participant shall not be permitted to make further Deferral Compensation or voluntary contributions under the Plan (or other plan (whether or not qualified) maintained by the Company or any Company Affiliate) for twelve months thereafter; and

                  (d) The sum of the Participant's Deferred Compensation under this Plan (and other plans maintained by the Company or any Company Affiliate) for the Plan Year in which the Hardship distribution is received and in the next Plan Year shall not exceed the limit for such year under Code Section 402(g)(5).

                  (e) Any other conditions prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and/or other documents of general applicability, as an alternate method under which a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need.

                  (f) A Participant whose deferrals have been suspended under this section nevertheless shall be included in determinations under Sections
1.15 and 1.17 if he or she would otherwise be so included.

                  (g) Hardship withdrawals may not be made more frequently than at twelve month intervals.

                  (h) The Participant's remaining Deferred Compensation Account balance, or, if none, the withdrawal itself shall be reduced by the amount of any administrative expenses charged to the Trust Fund by reason of the withdrawal.

SECTION 9.3. - OPTION TO WITHDRAW

                  (a) Subject to subsection (c) and any requirements set forth in the Supplements, any Participant who has attained age fifty-nine and one-half may elect, in accordance with the Rules of the Plan, to withdraw up to 100% of the Vested amount credited to his or her Accounts in cash or, with respect to the portion of his or her Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) unless the Participant elects to receive all of such amount in cash, valued as of the last Valuation Date;

                  (b) Subject to subsection (c) and any requirements set forth in the Supplements, a Participant may elect, in accordance with the Rules of the Plan, to withdraw up to 100% of the amount credited to his or her Rollover Account in cash or, with respect to the portion of his or her Rollover Account invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) unless the Participant elects to receive all of such amount in cash, valued as of the last Valuation Date.

                 (c) The amount of any withdrawal under this Section 9.3 shall be reduced by any outstanding loan which is secured by his or her Accounts pursuant to Section 9.5.

SECTION 9.4. - OTHER WITHDRAWALS PROHIBITED; RESTRICTIONS ON CERTAIN
               DISTRIBUTIONS

                  (a) Except as provided in this Article IX, Sections 10.3 and
15.15 and the Supplements, no distribution shall be made to any Participant from his or her Deferred Compensation Account, his or her Qualified Account or any other Account prior to his or her Separation from the Service.

                  (b) A Participant shall not be permitted to withdraw his or her Accounts which are invested in the Group Annuity Contract GA - 5236 (the "Contract") issued by Mutual Benefit Life Insurance Company ("MBL") during a specified period unless the Participant's Accounts are reduced by the amount of a moratorium fee to be paid to MBL in accordance with the Rules of the Plan and as provided in the Contract.

SECTION 9.5. - LOANS TO PARTICIPANTS

                  (a) A Participant may borrow against his or her Vested Accounts with the approval of the Administrator in accordance with the provisions of subsection (b) and any applicable Supplement.

                  (b) The Administrator shall establish by Rules of the Plan the requirements for loans from the Trust Fund and conditions therefore. Such Rules of the Plan shall be consistent with the following requirements:

                           (i) The minimum amount which a Participant may borrow at any one time is $1,000.

                           (ii) The maximum amount which a Participant may borrow when added to the outstanding balance of all other loans from the Plan and from other qualified plans of the Company or a Company Affiliate may not exceed the lesser of a  $50,000 reduced by the excess (if any) of

                                            1 the highest outstanding balance of
                           loans from the Plan during the one year period ending on the day before the date on which the loan is made, over

                                            2 the outstanding balance of loans
                           from the Plan on the date on which such loan was made; or

                                    b  half of his or her Vested interest in all
                           of his or her Accounts.

                           (iii) A Participant may not have more than one loan outstanding at any one time under the Plan. A Participant shall be permitted to refinance his or her outstanding loan under the Plan in accordance with the Rules of the Plan.

                           (iv) Such loans must be available to all Participants on a reasonably equivalent basis.

                           (v) The Vested percentage of a Participant's Accounts which is made available for borrowing shall not be higher for Participants who are Highly Compensated Employees, officers or shareholders than for other Participants.

                           (vi) Such loans shall be made upon promissory notes providing for substantially level amortization (with regular payments by payroll deduction each Payday for a Participant or by direct payments if the Participant does not have a sufficient paycheck on any Payday).

                           (vii) Each such loan shall be secured by the lesser of the amount of the loan or half of the Vested interest in the Participant's Accounts, including any such portion of a Participant's Accounts which is credited after the date of the loan. For purposes of Articles XI, XII and XIII (and any modifications to such Articles contained in any Supplement), the distributable balance of such Accounts shall be reduced by the unpaid balance of the loan secured by such Accounts.

                           (viii) Each such loan shall bear a reasonable interest rate, which shall be commensurate with the interest rates charged by persons in the business of making loans under similar circumstances. The Administrator may adopt a national or regional rate of interest for this purpose.

                           (ix) Each such loan shall be repaid within five years.

                           (x) The promissory note on any such loan shall be an investment of the affected Accounts of the Participant receiving such loan and not an investment of the Trust Fund generally.

                           (xi) A Participant may suspend his or her installment payments on any loan under the Plan for a period not longer than one year if the Participant takes an authorized leave of absence from the Company, either without pay from the Company or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of his or her Plan loan; provided, however, that the loan must be repaid by the latest date permitted under Code Section 72(p)(2)(B) and the installments due after the leave (or, if earlier, after the first year of the leave) must not be less than those required under the terms of the original loan.

                           (xii) A Participant who leaves the Company as a result of Qualified Military Service may suspend his or her installment payments on any loan under the Plan during any part of such service and such suspension shall not be taken into account for purposes of Code
         Section 72(p), 401(a), or 4975(d)(1).

                           (xiii) The Administrator shall allow a grace period for a Participant to make delinquent installment payments on his or her loan under the Plan; provided, however, that the grace period shall not extend beyond the last day of the calendar quarter following the calendar quarter in which the required installment payment was due.

                           (xiv) If an installment payment on a loan from the Plan is not received by the Administrator by the last day of the grace period, a deemed distribution, as the term is defined under the regulations pursuant to Code Section 72(p), will occur. The amount of the deemed distribution shall be the entire outstanding balance of the loan at the time of the Participant's failure to pay the installment. The Participant's Account balance may be offset in order to repay the loan at such time as is permitted under Code Section 401(k)(2)(B)(i) and the regulations thereunder.

                           (xv) Upon a Participant's Separation from the Service, his or her loan under the Plan shall be immediately due and payable. If a Participant does not repay all loans in total within the grace period, the Participant's Accounts shall be reduced or offset by the amount of the outstanding loan(s) in repayment thereof.

                           (xvi) A Participant shall not be permitted to borrow any portion of his or her Accounts which is invested in the Group Annuity Contract GA - 5236 issued by Mutual Benefit Life Insurance Company but such amount shall be considered in determining the maximum amount the Participant is permitted to borrow pursuant to paragraph
         (iv).

                                   ARTICLE X.

                     EMPLOYMENT AFTER NORMAL RETIREMENT DATE

SECTION 10.1. - CONTINUATION OF EMPLOYMENT

                  (a) A Participant may, subject to subsection (b) and Section 17.3, remain in the employ of the Company or a Company Affiliate after attaining his or her Normal Retirement Date.

                  (b) Notwithstanding subsection (a), the Company reserves the right to require a Participant to retire in accordance with Section 12(c) of the Age Discrimination in Employment Act of 1967, as amended and applicable state law.

SECTION 10.2. - CONTINUATION OF PARTICIPATION

                  A Participant retained in the employ of the Company after his or her Normal Retirement Date under Section 10.1 shall continue as an Active Participant herein.

SECTION 10.3. - MANDATORY IN-SERVICE DISTRIBUTIONS

                  (a) A Participant who is a Five Percent Owner with respect to the Plan Year ending in the calendar year in which the Employee attains age seventy and one half shall receive or commence the receipt of the entire amount credited to his or her Accounts in accordance with Section 11.3 (and the Supplement, if any, which applies to the Participant in question) on the April 1 following the end of the calendar year in which he or she attains age seventy and one half.

                  (b) The Administrator may permit, by Rule of the Plan of general applicability, any Participant not described in subsection (a) who attained age 70 1/2 prior to January 1, 1996 and was required to receive one or more distributions of his or her Accounts by December 31, 1996 because he or she had reached his or her "required beginning date," as the term was defined under Code Section 401(a)(9) prior to January 1, 1997, to elect that such distributions cease until resumption is otherwise required under the Plan; provided, however, that any election to cease a distribution which is subject to the requirements of Code Sections 401(a)(11) and 417 as described in the applicable Supplements shall satisfy the requirements of Internal Revenue Service Notice 97-75 Q/A-7 and 8.

                                   ARTICLE XI.

                            BENEFITS UPON RETIREMENT

SECTION 11.1.- NORMAL OR DISABILITY RETIREMENT

                  A Participant shall retire upon his or her Disability Retirement Date and may retire on or after his or her Normal Retirement Date.

SECTION 11.2. - RIGHTS UPON NORMAL OR DISABILITY RETIREMENT

                  Upon a Participant's Normal or Disability Retirement, he or she shall be entitled to receive the entire amount credited to his or her Accounts in accordance with Section 11.3.

SECTION 11.3.- DISTRIBUTION OF ACCOUNTS

                  (a) If the entire amount credited to a Participant's Accounts does not exceed $5,000 such Participant shall receive such amount in one lump sum in cash or.

                  (b) If the entire amount credited to a Participant's Accounts exceeds $5,000 such Participant may elect to receive such amount in cash or, with respect to the portion of his or her Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash), under one of the following options:

                           (i) Payment of such amount in one lump sum.

                           (ii) Payment of such amount directly to the Participant (as adjusted for gains and losses), in uniform annual or more frequent installments of at least $100 over a period not longer than the joint and last survivor expectancy of the Participant or his or her Beneficiary, reasonably determined from the expected return multiples prescribed in Treas. Reg. ss. 1.72-9 (as to which the Participant (or his or her Spouse, if applicable) may elect whether the recalculation rule of Code Section 401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments).

If a Participant fails to make an election under this subsection (b), his or her Accounts shall be distributed in a cash lump sum.

                  (c) At any time before distribution under subsection (b) is made or commences, the Participant may elect to defer such distribution until such later date as he or she shall then or subsequently specify; provided, however,

                           (i) such date shall be no later than the date referred to in subsection (d)(ii) or (d)(iii), and

                           (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection
         (d)(ii) or (d)(iii).

                  (d) Distribution under subsection (a) or (b) shall be made or commence not later than the earliest to occur of

                           (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                           (ii) if he or she is not a Five Percent Owner, the later of a  the April 1 following the calendar year
                  in which his or her Separation from the Service occurs, or

                                    b  the April 1 following the calendar year
                  in which he or she attains age seventy and one half,

                           (iii) if he or she is a Five Percent Owner, the April 1 following the calendar year in which he or she attains age seventy and one half.

                  (e) Notwithstanding paragraphs (c)(i) and (c)(ii), for a Participant who is a Five Percent Owner and has made an election permitted under
Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, the date referred to in paragraph (d)(iii) shall be the later of the April 1 following the calendar year in which his Separation from the Service occurs or the April 1 following the calendar year in which he attains age seventy and one half.

                  (f) Notwithstanding subsection (b) or (c) all distribution shall satisfy the minimum distribution incidental death benefit requirements of Proposed Treas. Reg. ss. 1.401(a)(9)-2 (or any successor thereto).

                  (g) A Five Percent Owner described in Section 10.3(a) may elect to receive the required minimum distribution for each year until his or her retirement as determined under Proposed Reg. Section 401(a)(9)-1.


                  (h) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, distribution of a Participant's Accounts under subsection
(b) may commence less than 30 days after the notice required under Reg. Section 1.411(a)-11(c) is given, provided that


                           (i) the Administrator clearly informs the Participant that he or she has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and


                           (ii) the Participant after receiving the notice, affirmatively elects a distribution.

SECTION 11.4. - DETERMINATION OF VALUE OF ACCOUNTS

                  If a distribution under Section 11.2 is made, the value of a Participant's Accounts shall be determined as of the Valuation Date coinciding with or next preceding the Participant's distribution date (after all adjustments then required or permitted under the Plan have been made).

                                  ARTICLE XII.

                               BENEFITS UPON DEATH

SECTION 12.1. - DESIGNATION OF BENEFICIARY

                  (a) Each Participant shall have the right to designate, revoke and redesignate Beneficiaries hereunder and to direct payment of the Vested amount credited to his or her Accounts to such Beneficiaries.

                  (b) Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

                  (c) A married Participant may not designate any Beneficiary other than his or her Spouse without obtaining Spousal Consent thereto.

                  (d) If a Participant does not designate a Beneficiary, the Beneficiary shall be the Surviving Spouse, and if no Surviving Spouse exists, the person or persons of highest priority who survive the Participant determined as follows:

                           (i) First, to his or her then surviving children (including adopted children), if any,

                           (ii) Second, to his or her then surviving parents (and, in the event the Participant's parents are divorced, each parent shall share equally),

                           (iii) Third, to his or her then surviving brothers and sisters, each in equal shares,

                           (iv) Fourth, to his or her estate, and

                           (ii) Finally, to be applied to pay expenses of the Plan or to reduce the Company's contribution under Section 5.3(b) or
         (c).

                  (e) Members of a class shall cease to be entitled to benefits upon the earlier of the Administrator's determination that no members of such class exist or the Administrator's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.

SECTION 12.2. - DISTRIBUTION ON DEATH

                  (a) Upon the death of a Participant the Vested amount credited to his or her Accounts (as determined under Article VIII) shall be paid to the Beneficiary in cash or, if the Beneficiary so elects, in whole shares of Company Stock with respect to the portion of the Participant's Accounts invested in the Company Stock Fund (and the equivalent of any fractional share distributed in cash) in accordance with subsections (b), (c) and (d).

                  (b) A Surviving Spouse who is entitled to a distribution under subsection (a) may elect in accordance with the Rules of the Plan,

                           (i) if he or she has elected to receive the lump sum form of payment, that such payment may be deferred until the later of the dates specified in subparagraphs (ii)a and b, or

                           (ii) if he or she has elected the installment option then available under Section 11.3(b)(ii), such installments shall commence not later than the later of a  the first anniversary of the
                           Participant's death, or

                                    b  the date on which the Participant would
                           have attained age seventy and one half

         and shall continue over a period not longer than the life expectancy of such Surviving Spouse.

                  (c) A Beneficiary who is entitled to a distribution under subsection (a) may elect in accordance with the Rules of the Plan,

                           (i) if he or she has elected to receive the lump sum form of payment, that such payment be completed within five years of the Participant's death, or

                           (ii) if he or she has elected the installment option available under Section 11.3(b)(ii), such installments be made over the life or life expectancy of such Beneficiary (or person) with distributions commencing within one year of the Participant's death.

                  (d) If payment has commenced prior to the Participant's death, payment of such Participant's Accounts shall be made in such a manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's death.

SECTION 12.3. - DETERMINATION OF VALUE OF ACCOUNTS

                  For purposes of this Article, the value of a Participant's Accounts shall be determined as of the Valuation Date coinciding with or next preceding the Beneficiary's distribution date (after all adjustments then required or permitted under the Plan have been made).

                                  ARTICLE XIII.

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION 13.1. - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  (a) A Participant who has a Separation from the Service due to resignation or discharge shall receive,

                           (i) if the Vested amount credited to his or her Accounts does not exceed $5,000, such amount in one lump sum in cash not later than six months after the end of the Plan Year in which such Separation from the Service occurs, or, if earlier, within sixty days after the end of the Plan Year in which Normal Retirement Date occurs, or

                           (ii) if the Vested amount credited to his or her Accounts exceeds $5,000, such amount in any one of the forms described in Section 11.3(b) either in cash or, if the Participant so elects, in whole shares of Company Stock with respect to the portion of the Participant's Accounts invested in the Company Stock Fund (and the equivalent of any fractional share distributed in cash), payable on such date as he or she shall at any time elect in writing in accordance with Code Section 411(a)(11) and the Rules of the Plan, but not earlier than the earliest date described in subsection (a) and not later than the April 1 following the calendar year of his or her attainment of age seventy and one half.


                  (b) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, distribution of a Participant's Accounts under subsection
(a) may commence less than 30 days after the notice required under Reg. Section 1.411(a)-11(c) is given, provided that


                           (i) the Administrator clearly informs the Participant that he or she has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and


                           (ii) the Participant after receiving the notice, affirmatively elects a distribution.

SECTION 13.2. - DETERMINATION OF VALUE OF ACCOUNTS

                  If a distribution under Section 13.1 is made, the value of the Participant's Accounts shall be determined as of the Valuation Date coinciding with or next preceding the Participant's distribution date (after all adjustments then required or permitted under the Plan have been made).

SECTION 13.3. - FORFEITURES

                  (a) If an Active Participant has a Separation from the Service due to resignation or discharge, the portions of his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, which are not Vested shall be forfeited upon the earlier of his or her receipt of his or her distribution under this Article or his or her completion of five consecutive Break in Service Years. Pending application under Section 5.4, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 17.4.

                  (b) If an Active Participant has a Separation from the Service prior to becoming Vested in any portion of his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, under Section 8.1, a distribution shall be deemed to have occurred upon such Separation from the Service for purposes of subsection (a).

                  (c) Subject to Article XIV, but notwithstanding the other provisions of this Article and Section 8.1, if an Active Participant is discharged by, or resigns from, the Company or a Company Affiliate before he has accrued five Years of Vesting Service because of any act found by the Administrator in its discretion to constitute an act of dishonesty, disclosure of confidential information, or other misconduct which involves substantial loss or detriment to the Company or a Company Affiliate, the entire Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, of such Participant, Vested and not Vested, shall be forfeited in accordance with subsection (a).

SECTION 13.4. - RESTORATION OF FORFEITURES

                  If a Participant whose Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, are not then fully Vested

                           (a) has a Separation from the Service,

                           (b) suffers a forfeiture under Section 13.3 of the portion of such Accounts which is not Vested,

                           (c) again becomes an Employee before he or she has five consecutive Break in Service Years, and

                           (d) repays to the Plan the full amount, if any, distributed to him or her from his or her Accounts before the end of five consecutive Break in Service Years commencing after his or her distribution, or, if earlier, the fifth anniversary of his or her reemployment, then the amounts forfeited under Section 13.3 by such Participant shall be restored to his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, applying forfeitures pending reallocation and Company contributions, in that order, as necessary.

                                  ARTICLE XIV.

                              TOP HEAVY PROVISIONS

SECTION 14.1. - TOP HEAVY DETERMINATION

                  (a) Solely in the event that this Plan ever becomes Top Heavy, as defined herein, the provisions of this Article shall apply.

                  (b) Solely for the purposes of this Article, the following definitions shall be used:

                           (i)      "Aggregation Group" shall mean

                                    a  each plan of the Company or a Company
                  Affiliate in which a Key Employee is a Participant (including any such plan which has been terminated if such plan was maintained by the Company or Company Affiliate within the last five years ending on the Determination Date for the Plan Year in question) but excluding a plan meeting the requirements of Code Section 401(k)(11); provided, however, that such plan allows only contributions required under Code Section 401(k)(11)), and

                                    b  each other plan of the Company or a
                  Company Affiliate which enables any plan described in paragraph a to meet the requirements of Code Section 401(a)(4) or 410.

                           (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

                           (iii) "Key Employee" shall mean an Employee, a former Employee or the Beneficiary of a former Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Employee or former Employee is or was a  an officer of the Company or a Company
                  Affiliate whose Statutory Compensation for the Plan Year in question exceeds fifty percent of the amount in effect under Code Section 415(b)(1)(A) (not more than fifty Employees or, if less, the greater of three Employees or ten percent of the Employees shall be treated as officers),

                                    b  one of the ten Employees owning (or
                  considered as owning within the meaning of Code Section 318) both the largest interest in the Company or a Company Affiliate and more than one-half of one percent interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code
                  Section 415(c)(1)(A); provided, however, if two Employees have the same interest in the Company or a Company Affiliate, the

                  Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest,

                                    c  a Five Percent Owner or a one percent
                  owner (within the meaning of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

                           (iv) "Non-Key Employee" shall mean any Employee who is not a Key Employee.

                           (v) The Plan shall be Top Heavy if, as of any Determination Date, the aggregate of the Accounts of Key Employees under all plans in the Aggregation Group (or under this Plan and such other plans as the Company elects to take into account under Code
         Section 416(g)(2)(A)(ii)) exceeds sixty percent of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date,

                                    a  each Account balance as of the most
                  recent valuation date occurring within the Plan Year which includes the Determination Date shall be determined,

                                    b  an adjustment for contributions due as of
                  the Determination Date shall be determined,

                                    c  the Account balance of any Employee or
                  former Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Employee or former Employee,

                                    d       the Account balance of

                                            1 any Non-Key Employee who was a Key
                           Employee for any prior Plan Year, and

                                            2 any former Employee who performed
                           no services for the Company or a Company Affiliate during the five-year period ending on the Determination Date shall be ignored, and

                                    e  if there have been any rollovers to or
                  from any Account, the balance of such Account shall be adjusted, as required by Code Section 416(g)(4)(A).

         Notwithstanding the foregoing, this Plan shall be Top Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top Heavy Group.

                           (vi) "Top Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of

                                    a  the present value of the cumulative
                  accrued benefits for all Key Employees under all defined benefit plans in such Aggregation Group, and

                                    b  the aggregate of the accounts of all Key
                  Employees under all defined contribution plans in such Aggregation Group exceeds sixty percent of a similar sum determined for all Key Employees and Non-Key Employees.

                           (vii) "Statutory Compensation" shall have the meaning set forth in Code Section 414(q)(4) for purposes of paragraph (b)(iv). For purposes of determining the minimum required contribution under paragraph 14.2(b)(ii), "Statutory Compensation" for Key Employees shall include contributions to Deferred Compensation Accounts.

SECTION 14.2. - MINIMUM BENEFITS

                  (a) For any Plan Year in which the Plan is Top Heavy, the total allocation to the Profit-Sharing Account, Qualified Account or Matching Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is

                           (i) entitled to an allocation to such Account under Sections 5.3 and 5.4, or

                           (ii) not entitled to an allocation under such Sections solely because he or she did not elect to defer Compensation under Section 3.1 or 3.3 of the Plan, shall not be less than that determined under subsection (b).

                  (b) The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of

                           (i) three percent, or

                           (ii) that percentage reflecting the ratio of

                                    a  the allocations under Sections 5.3 and
                           5.4 to

                                    b  Statutory Compensation

         for the Key Employee with respect to whom such ratio is highest for such Plan Year.

                  (c) An Employee described in subsection (a)(ii) shall be treated as a Participant hereunder.

SECTION 14.3. - LIMITATION ON BENEFITS

                  For any Plan Year commencing prior to January 1, 2000 in which the Plan is Top-Heavy,

                  (a) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(3)(B), respectively, shall be adjusted by substituting
1.0 for 1.25, and

                  (b) the numerator of the "transition fraction" described in Code Section 415(e)(6)(B)(i) shall be calculated by substituting $41,500 for $51,875,

                  but only to the extent required by Code Section 416(h).

                                   ARTICLE XV.

                            ADMINISTRATIVE PROVISIONS


SECTION 15.1. - DUTIES AND POWERS OF THE ADMINISTRATOR

                  (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

                           (i) To engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, recordkeepers, custodians, physicians or other firms or persons and (with its officers, directors and Employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

                           (ii) To adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

                           (iii) To construe the Plan and the Rules of the Plan;

                           (iv) To determine questions of eligibility and vesting of Participants;

                           (v) To determine entitlement to allocations of contributions and forfeitures and to distributions of Participants, former Participants, Beneficiaries, and all other persons;

                           (vi) To make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

                           (vii) To appoint claims and review officials to conduct claims procedures as provided in Section 15.6; and

                           (viii) To delegate any power or duty to any firm or person engaged under paragraph (i) or to any other person or persons.

                  (b) Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

SECTION 15.2. - EXPENSES OF ADMINISTRATION

                  (a) The Company shall indemnify and hold each Employee functioning under Section 15.1(a) or person serving on an investment committee established in accordance with the Trust Agreement harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his or her functions hereunder.

                  (b) The Company may obtain and provide for any such Employee and investment committee member described in subsection (a), at the Company's expense, liability insurance against liabilities imposed on him or her by law.

                  (c) The Plan shall pay reasonable administrative expenses of the Plan, including, but not limited to, expenses of any such Employee and investment committee member described in subsection (a) and legal fees incurred for services related to the administration of the Plan (including the amending of the Plan); provided, however, that the Company may elect, in its sole and absolute discretion, to pay such administrative expenses from its own assets.

SECTION 15.3. - PAYMENTS

                  In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator and the Company and their officers, directors, employees, owners, agents and representatives.

SECTION 15.4. - STATEMENT TO PARTICIPANTS OR MERGED PARTICIPANTS

                  Within one hundred eighty days after the end of each Plan Year, the Administrator shall furnish to each Participant a statement setting forth the value of his or her Accounts and the Vested percentage thereof and such other information as the Administrator shall deem advisable to furnish.

SECTION 15.5. - INSPECTION OF RECORDS

                  Copies of the Plan and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by such Participant or such Participant's duly authorized representatives at any reasonable business hour at the principal office of the Company, any Company work site at which at least fifty Employees regularly perform services and such other locations as the Secretary of Labor may require.

SECTION 15.6. - CLAIMS PROCEDURE

                  (a) A claim by a Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrator in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his or her delegate pertaining to claims procedures.

                  (b) The claims official shall, within a reasonable time, consider the claim and shall issue his or her determination thereon in writing.

                  (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

                  (d) If the claim is wholly or partially denied, the claims official shall, within ninety days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

                           (i) the specific reason or reasons for such denial,

                           (ii) specific references to pertinent Plan provisions on which the denial is based,

                           (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                           (iv) an explanation of the Plan's claim review procedure.

                  (e) The Administrator shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator in writing) for a full and fair review. The claimant or his or her duly authorized representative

                           (i) may request a review upon written application to the review official (which shall be filed with it),

                           (ii) may review pertinent documents, and

                           (iii) may submit issues and comments in writing.

                  (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty days after receipt by the claimant of written notice of denial of his or her claim.

                  (g) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of such request for review.

                  (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

                  (i) The claims official and the review official shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under Section 15.1 and, to the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

SECTION 15.7. - CONFLICTING CLAIMS

                  If the Administrator is confronted with conflicting claims concerning a Participant's Accounts, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's Accounts.

SECTION 15.8. - EFFECT OF DELAY OR FAILURE TO ASCERTAIN
                AMOUNT DISTRIBUTABLE OR TO LOCATE DISTRIBUTEE

                  (a) If an amount payable under the Plan cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made not later than sixty days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).

                  (b) If, within one year after a Participant has a Separation from the Service, the Administrator, in the exercise of due diligence, has failed to locate him or her (or if such Separation from the Service is by reason of his or her death, has failed to locate the person entitled to his or her Vested Accounts under Section 12.2), his or her entire distributable interest in the Plan shall be forfeited and applied to pay expenses of the Plan or to reduce the Company's contribution under Section 5.3; provided, however, that if the Participant (or in the case of his or her death, the person entitled thereto under Section 12.2) makes proper claim therefor under Section 15.6, the amount so forfeited shall be restored to the Participant's Account, applying forfeitures pending application, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

SECTION 15.9. - SERVICE OF PROCESS

                  The General Counsel of the Company is hereby designated as agent of the Plan for the service of legal process.

SECTION 15.10. - LIMITATIONS UPON POWERS OF THE ADMINISTRATOR

                  The Plan shall not be operated so as to discriminate in favor of Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

SECTION 15.11. - EFFECT OF ADMINISTRATOR ACTION

                  Except as provided in Section 15.6, all actions taken and all determinations made by the Administrator in good faith shall be final and binding upon all Participants, Beneficiary, the Trustee and any person interested in the Plan or Trust Fund.

SECTION 15.12. - CONTRIBUTIONS TO ROLLOVER ACCOUNTS

                  (a) An Active Participant may make a contribution to his or her Rollover Account if such contribution meets the requirements of this Section and is in accordance with the Rules of the Plan.

                  (b) Such contribution will meet the requirements of this
Section if

                           (i) it is made by such Active Participant to the Trust in cash in a lump sum, and

                           (ii) the amount contributed by such Active
         Participant consists of

                                    a  an Eligible Rollover Distribution as
                  defined in Code Section 402(a)(5) from

                                            1 a qualified trust meeting the
                           requirements of Code Section 402(a)(5), or

                                            2 an employee annuity plan meeting
                           the requirements of Code Section 403(a)(1), or

                                    b  a tax-free rollover distribution from an
                  individual retirement account or an individual retirement annuity which in turn consisted entirely of an Eligible Rollover Distribution (as defined in Code Section 402(c)(4) from a qualified trust under Code Section 401(a) or an annuity plan under which the Active Participant was an employee within the meaning of Code Section 401(c)(1) at the time contributions were made on his or her behalf under the plan) together with any earnings thereon, and which otherwise meets the requirements of Code Section 408(d)(3).

                  (c) In addition, such contribution will meet the requirements of this Section if

                           (i) the contribution is made within sixty days following the day on which the Eligible Employee received the distribution from a qualified trust, annuity plan or individual retirement account or annuity,

                           (ii) such distribution was in the form of cash, and

                           (iii) such distribution constituted an Eligible Rollover Distribution within the meaning of Code Section 402(c)(4), no part of which consists of employee contributions.

                  (d) The Administrator may require the Active Participant to supply information sufficient to determine if his or her contribution meets the requirements of this Section. If the Administrator determines that such contribution does not meet the requirements of this Section, the contribution shall not be permitted.

                  (e) The Administrator may, in its discretion, permit the Plan to accept a direct transfer from a qualified trust (described in Code Section 401(a)) of an Active Participant's benefits under such trust. Benefits transferred on behalf of an Active Participant to the Plan under this Section shall be credited to the Active Participant's Rollover Account or such other Accounts of the Participant as are designated by the Administrator. The Administrator shall not accept any plan-to-plan transfer under this Section if such transfer would require the plan to provide optional forms of benefit not otherwise provided by the Plan as required by Code Section 411(d)(6).

                  (f) The Plan shall also accept a direct rollover from a plan qualified under Code Section 401(a) of an amount if paid to an Active Participant instead of the Plan would have constituted an Eligible Rollover Distribution within the meaning of Code Section 401(a)(31). This transferred amount shall be credited to an Active Participant's Rollover Account.

                  (g) If the Administrator accepts a contribution or transfer pursuant to this Section and later determines that it was improper to do so, in whole or in part, the Plan shall refund the necessary amount to the Participant.

SECTION 15.13. - ASSIGNMENTS, ETC., PROHIBITED; DISTRIBUTIONS
                 PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS; CERTAIN OFFSETS OF ACCOUNTS

                  (a) Except as provided in subsections (b) and (c), no part of the Trust Fund shall be liable for the debts, contracts or engagements of any Participant, his or her Beneficiaries or successors in interest, or be taken in execution by levy, attachment or garnishment or by any other legal or equitable proceeding, while in the hands of the Trustee, nor shall any such person have any right to alienate, anticipate, commute, pledge, encumber or assign any benefits or payments hereunder in any manner whatsoever, except to designate a Beneficiary as provided in the Plan.

                  (b) Notwithstanding subsection (a) or any other provision of the Plan to the contrary, upon receipt by the Administrator of a domestic relations order, as defined in Code Section 414(p), which, but for the time of required payment to the alternate payee, would be a qualified domestic relations order as defined in Code Section 414(p), the amount awarded to the alternate payee shall promptly be paid in the manner specified in such order; provided, however, that no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan.

                  (c)      (i)   Notwithstanding subsection (a) or any other
         provision of the Plan to the contrary, upon receipt by the Administrator of a judgment, order, decree or settlement agreement described in paragraph (ii) which expressly provides for an offset against all or part of an amount ordered or required to be paid to the Plan against a Participant's Accounts under the Plan, such Participant's Accounts shall be reduced or offset by the amount specified in such judgment, order, decree or settlement agreement and such amount shall promptly be paid to the Plan.

                           (ii) The judgment, order, decree or settlement agreement described in paragraph (i) must arise from

                                    a        a judgment of conviction for a
                                             crime involving the Plan,

                                    b        a civil judgment (including a
                                             consent order or decree) entered by
                                             a court in an action brought in
                                             connection with a violation (or
                                             alleged violation) of Part 4 of
                                             ERISA, or

                                    c        a settlement agreement between the
                                             Secretary of Labor or the Pension
                                             Benefit Guaranty Corporation and
                                             the Participant in connection with
                                             a violation (or alleged violation)
                                             of Part 4 of ERISA by a fiduciary
                                             or any other person.

SECTION 15.14. - DIRECT ROLLOVERS

                  Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Administrator under the Rules of the Plan, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan designated by the Distributee in a Direct Rollover.

SECTION 15.15. - CORRECTIVE OF ADMINISTRATIVE ERROR; SPECIAL CONTRIBUTION

                  Notwithstanding any other provision of the Plan to the contrary, the Administrator shall take any and all appropriate actions to correct errors in the administration of the Plan, including, without limitation, errors in the allocation of contributions, forfeitures, and income, expenses, gains and losses to the Accounts of the Participants or Beneficiaries under the Plan. Such corrective actions may include debiting or crediting a Participant's or Beneficiary's Accounts or allocating special contributions made by the Company to the Plan for purposes of correcting any failure to make contributions on a timely basis or properly allocate contributions, forfeitures, or income, expenses, gains and losses. The Administrator shall determine the amount of any such special contributions required to be made by the Company, which may be made in such approximate amounts as the Administrator, acting in its sole discretion, shall determine. In no event shall any corrective action taken by the Administrator under this Section reduce any Participant's or Beneficiary's accrued benefit in violation of Section 411(d)(6) of the Code and the Treasury Regulations thereunder.

SECTION 15.16. - PURCHASE OF ANNUITIES

                  If an irrevocable commitment is purchased from an insurer to pay a Participant's benefit from the Vested amount credited to his or her Accounts under the Plan as described in the applicable Supplements, the obligation to pay the Participant's benefit shall pass from the Plan to the insurer for any payments to which he shall be entitled and not to the Company or Trust Fund.

                                  ARTICLE XVI.

                          TERMINATION, DISCONTINUANCE,
                       AMENDMENT, MERGER, ADOPTION OF PLAN

SECTION 16.1. - TERMINATION OF PLAN; DISCONTINUANCE OF CONTRIBUTIONS

                  (a) The Plan is intended as a permanent program but the Board shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

                           (i) An allocation of amounts being held under Section 17.4(b) shall be made in accordance with Section 17.4(c).

                           (ii) For each Participant who is then an affected Employee with respect to whom the Plan is terminated or partially terminated, the interest in his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, including his or her interest in the forfeitures then held in suspense under Section 13.3 (which shall be applied under Section 5.4), shall become fully Vested.

                           (iii) The Administrator shall direct the Trustee to liquidate the necessary portion of the Trust Fund and distribute it, less, to the extent permitted by law, a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts.

                           (iv) Provided that the Company or a Company Affiliate does not maintain another defined contribution plan other than an employee stock ownership plan (as defined in Code Section 4975(e)(7)), distributions of Participant's Accounts which are not attributable to mergers or transfers from a qualified retirement plan subject to Code
         Section 417, shall be made in the manner prescribed by Section 13.1(a), assuming for such purpose that each person entitled to a distribution under the Plan is a Participant who has had a Separation from the Service due to resignation or discharge on the date of termination.

                  (b) The Board shall have the right at any time to discontinue contributions to the Plan completely as to the Company or as to any covered location division, facility or other operational unit thereof. Failure of the Company to make one or more substantial contributions to the Plan for any period of three consecutive Plan Years in each of which the Company realized substantial current earnings, as shown on its financial reports, shall automatically become a complete discontinuance of contributions at the end of the third such consecutive Plan Year. In the event of complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all Profit-Sharing Accounts, Matching Accounts and Merged Accounts shall thereupon become fully Vested.

SECTION 16.2. - AMENDMENT OF PLAN

                  As limited in Section 16.3 of the Plan, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Company; provided, however, that no amendment shall decrease the Vested percentage any Participant has in his or her Accounts or his or her accrued benefit. Amendments shall be adopted by the Board; provided, however, that the Administrator may adopt amendments as necessary to bring the Plan into conformity with legal requirements, or to improve the administration hereof, provided no such amendments involve an increase in cost of benefits provided by this Plan. Additionally, the Administrator may amend the Plan by adoption of Supplements hereto.

SECTION 16.3. - RETROACTIVE EFFECT OF PLAN AMENDMENT

                  (a) No Plan amendment, including this amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the Vested percentage of a Participant whose

Separation from the Service preceded the date such amendment became effective unless and until he or she again becomes a Participant and additional contributions are allocated to him or her.

                  (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his or her participation or employment before the date such amendment became effective.

                  (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

SECTION 16.4. - CONSOLIDATION OR MERGER; ADOPTION OF PLAN BY OTHER COMPANIES

                  (a) In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and, if deemed appropriate, by executing a proper Supplemental agreement to the Trust Agreement with the Trustee. If, within ninety days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 16.1.

                  (b) The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant in this Plan would have immediately after the merger, consolidation or transfer (if the plan in question were then terminated) accounts which are equal to or greater in amount than his or her corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer.

                  (c) Any Company Affiliate may, with the approval of the Board, adopt the Plan as a whole company or as to any one or more divisions effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Company Affiliate shall give written notice of such adoption to the Administrator and to the Trustee by its duly authorized officers.

                                  ARTICLE XVII.

                            MISCELLANEOUS PROVISIONS

SECTION 17.1. - IDENTIFICATION OF FIDUCIARIES

                  (a) The Administrator (with respect to control and management of Plan assets and in general) and the Trustee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

                  (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

SECTION 17.2. - ALLOCATION OF FIDUCIARY RESPONSIBILITIES

                  (a) Fiduciary responsibilities under the Plan are allocated as follows:

                           (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

                           (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under Sections 16.1, 16.2 and 16.4.

                           (iii) The sole duties, responsibilities and powers allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

                           (iv) All fiduciary responsibilities not allocated to the Trustee, the Board, the Company or any investment manager are hereby allocated to the Administrator, subject to delegation in accordance with Section 15.1(a)(viii).

                  (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 17.1 by amending the Plan in the manner prescribed in
Section 16.2, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

SECTION 17.3. - LIMITATION ON RIGHTS OF EMPLOYEES

                  The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees or Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

SECTION 17.4.- LIMITATION ON ANNUAL ADDITIONS; TREATMENT OF OTHERWISE EXCESSIVE
               ALLOCATIONS

                  (a) In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. Sections 1.415-2(b)), the Annual Addition of a Participant shall not exceed the lesser of

                           (i) twenty-five percent of such Participant's Statutory Compensation for such Plan Year, or

                           (ii) $30,000 (adjusted for increases in the cost of living as described in Code Section 415(d)).

                  (b) If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits. Such reduction shall be accomplished by debiting the necessary amount from

                           (i) his or her allocation of Company contributions for such Plan Year to his or her Deferred Compensation Account,

                           (ii) his or her allocation of Company contributions for such Plan Year to his or her Profit-Sharing Account and Matching Account, and

                           (iii) his or her allocation of Company contributions for such Plan Year to his or her Qualified Account, in such order. The portion of such amount attributable to his or her Deferred Compensation first shall, to the extent allowed by law, be refunded to him, and otherwise any necessary remainder to the extent allowed by Section 403 of ERISA, shall be returned to the Company and recontributed for the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a), or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a). The balance, if any, of such reduction shall be allocated to the Profit-Sharing Accounts and Matching Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection (a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Company contributions.

                  (c) In the event the Plan is terminated while excess amounts are then held in suspense under subsection (b), such excess amounts shall be allocated and reallocated as provided in subsection (b), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Company, as provided in the Trust Agreement.

SECTION 17.5.  -  VOTING RIGHTS

                  Except as otherwise required by ERISA, the Code and applicable Treasury Regulations, all voting rights of shares of Company Stock held in the Trust Fund shall be exercised by the Trustee only as directed by the Administrator, the Participants or their Beneficiaries in accordance with the following provisions of this Section 17.5:

                           (a) With respect to all corporate matters submitted to the Company's shareholders, Company Stock held by the Trust in the Company Stock Fund shall be voted in accordance with the directions of the Participants (as communicated to the Trustee) in proportion to the sum of the value of the investment of their Accounts in the Company Stock Fund. If this Section 17.5(a) applies to shares of Company Stock allocated to the account of a deceased Participant, such Participant's Beneficiary shall be entitled to direct the voting with respect to such shares as if such Beneficiary were the Participant.

                           (b) At least thirty days before each annual or special shareholders' meeting of the Company (or, if such schedule cannot be met, as early as practicable before such meeting), the Trustee shall furnish to each Participant a copy of the proxy solicitation material sent generally to shareholders, together with a form requesting confidential instructions on how such Participant's proportionate voting rights are to be exercised. Upon timely receipt of such instructions, the Trustee (after combining votes of fractional shares of Company stock to give effect to the greatest extent possible to Participants' instructions) shall vote as instructed. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person including officers or Employees of the Company, or of any other company. The Trustee and the Company shall not make recommendations to Participants on whether to vote or how to vote, other than recommendations contained in proxy and other materials that are generally distributed to all shareholders of the Company with respect to such vote. If voting instructions for shares of Company Stock allocated to any Participant are not timely received for a particular shareholders' meeting, such shares of Company Stock shall voted in the same proportion as Company Stock with respect to which voting instructions are received is voted.

SECTION 17.6. - GOVERNING LAW

                  The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the state of residence of the Participant in question, or if none, the state in which the principal office of the Administrator is located shall apply.

SECTION 17.7. - PLURALS

                  Where the context so indicates the singular shall include the plural.

SECTION 17.8. - TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan or Trust Agreement.

SECTION 17.9. - REFERENCES

                  Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.

SECTION 17.10. - USE OF TRUST FUNDS

                  Under no circumstances shall any contributions to the Trust or any part of the Trust Fund be recoverable by the Company from the Trustee or from any Participant, his or her Beneficiaries or any other person, or be used for or diverted to purposes other than for the exclusive purposes of providing benefits to Participants and their Beneficiaries; provided, however, that

                           (a) the contributions of the Company to the Trust for all Plan Years shall be returned by the Trustee to the Company within one year in the event that the Commissioner of Internal Revenue initially fails to rule that the Plan and Trust are qualified and tax-exempt within the meaning of Code Sections 401 and 501, but only if such application for the determination is made by the time prescribed by law for filing the

         Company's return for the taxable year in which the Plan was adopted or such later date as the Secretary of the Treasury may prescribe;

                           (b) the contribution of the Company for any Plan Year is hereby conditioned upon its being deductible by the Company for its fiscal year in which such contribution was made and, to the extent disallowed as a deduction under Code Section 404, such contribution shall be returned by the Trustee to the Company within one year after the final disallowance of the deduction by the Internal Revenue Service or the courts; and

                           (c) a contribution by the Company by a mistake of fact shall be returned to the Participant in question within one year after payment of the contribution was made.

                  Executed at Greenwich, Connecticut, this ___ day of __________________, 1999.

                                                 WORLD COLOR PRESS, INC.

                                                 By
                                                   -----------------------------
                                                          Officer

                                    EXHIBIT 1

                                 EFFECTIVE DATES

                  The provisions of the Plan are generally effective as of January 1, 1997, unless otherwise provided in the Plan. However, the provisions set forth below are effective as follows:


                       Section Number                                                Effective Date
                       --------------                                                --------------

Section 1.12, 1.13 and 17.5                                    August 1, 1998.

Section 1.26(b)(iv)                                            January 1, 1999

Section 1.31                                                   January 1, 1997 except that in determining whether an
                                                               Employee is a Highly Compensated Employee in 1997, Section
                                                               1.31 shall be treated as having been in effect for the
                                                               Plan Year beginning in 1996.

Sections 1.35, 1.36, 1.37, 1.43, 1.46, 1.55, 1.57, 1.62,       June 1, 1998.
2.1,1 4.1(b), 5.2(a), 5.2(b), 5.3(b), 5.3(c), 5.4, 5.5

Section 4.3(a)(i)                                              February 3, 1997.

Section 5.6 and Section 9.5(b)(xii)                            October 13, 1996.

Articles VIII, IX, XI, XII and XIII (but only as Articles      June 1, 1998.
XI-XIII relate to distribution options)

Sections 11.3(a) and (b), Sections 13.1(a) and (b) and the     January 1, 1998, but only as such Sections relate to the
corresponding Sections in the Supplements                      change in the $3,500 cashout limit under Code Section
                                                               411(a)(11)(A) to $5,000.


--------------------------------------


1 Effective as of January 1, 1997 through May 31, 1998, Section 2.1 (b) shall read as follows:

            (b) Except as provided in subsections (b) and (c), any person who on January 1, 1997 or the or the first day of any subsequent month,

                  (i)      is an Eligible Employee, and

                  (ii)     is not employed in a Bargaining Unit,

shall become a Participant on such day.



Section 11.3(h) and 13.1(b)                                    January 1, 1993.

Section 15.13(c)                                               Applies to judgments, orders and decrees issued and
                                                               settlement agreements entered into on or after August 5,
                                                               1997.

Section 17.4(a)(ii)                                            January 1, 1995


  Supplement Number                                              Effective Date
  -----------------                                              --------------

Supplements D, E, F, G, H, J                                   June 1, 1998

Supplements A, B, C, I                                         August 1, 1998

Supplements K, L                                               January 1, 1999

Supplement M                                                   April 1, 1999

Supplements N, O                                               April 15, 1999

                                   SCHEDULE I

                                COVERED LOCATION
                           (Section 1.16 of the Plan)


                                                                         Date Merged
Process Level             Name                                           to Putnam
-------------             ----                                           ---------

0003                      Effingham                                      06/01/1998
0005                      Salem                                          06/01/1998
0007                      Dyersburg                                      06/01/1998
0008                      Johnson & Harding - Lebanon                    08/01/1998
0009                      Johnson & Harding - Red Bank                   08/01/1998
0051                      Mailing Center                                 06/01/1998
0101                      WC - Corporate                                 06/01/1998
0109                      Mail Prep                                      06/01/1998
0153                      WC - Augusta                                   06/01/1998
0154                      WC - Brookfield                                06/01/1998
0155                      WC - Corinth                                   06/01/1998
0156                      WC - Dresden                                   06/01/1998
0157                      WC - Jonesboro                                 06/01/1998
0160                      Book Services - Taunton                        06/01/1998
0161                      Book Services - Versailles                     06/01/1998
0162                      Book Services - Logistics                      06/01/1998
0163                      Book Services - Corporate                      06/01/1998
0202                      George Rice                                    08/01/1998
0203                      Acme Printing                                  01/01/1999
0204                      Infiniti Graphics                              07/01/1999
0211                      Central Florida Press                          08/01/1998
0212                      Northeast Graphics                             06/01/1998
0213                      Northeast Bindery                              06/01/1998
0300                      Direct Response Corporate                      06/01/1998
0301                      Direct Response Corporate                      06/01/1998
0302                      Alden - Elkgrove                               06/01/1998
0303                      Alden - Oberlin                                06/01/1998
0304                      Covington                                      06/01/1998
0305                      WC Direct - Gainsville                         06/01/1998
0306                      WC Direct - Wessel                             08/01/1998
0307                      Direct Mail Corporate                          06/01/1998
0308                      WC Direct - Imaging                            06/01/1998
0309                      WC Direct - Dittler Division                   04/15/1999
0402                      WCDS - St. Louis                               06/01/1998
0403                      WCDS - Chicago                                 06/01/1998
0404                      WCDS - Detroit                                 06/01/1998
0405                      WCDS - D.C.                                    08/01/1998





0406                      WCDS - Orlando                                 08/01/1998
0407                      WCDS - NY                                      06/01/1998
0408                      WCDS - LA                                      06/01/1998
0410                      WCDS - Charlotte                               06/01/1998
0411                      WCDS - Lexington                               01/01/1999
0602                      Stillwater                                     06/01/1998
0603                      Oklahoma Graphics                              06/01/1998
0605                      Century Graphics                               04/01/1999

                                   SCHEDULE II

                       BARGAINING UNIT ELIGIBLE EMPLOYEES
                           (Section 1.24 of the Plan)

Local 527-M of Graphic Communications
         International Union (Effective June 1, 1998)

Local 577-M of Graphic Communications
         International Union (Effective June 1, 1998)

Atlanta Typographical Union Local 48 (Effective April 15, 1999)

Atlanta Graphic Communications Union Local 8-14 (Effective April 15, 1999)

                                  SUPPLEMENT A
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the George Rice & Sons 401(k) Retirement Savings Plan and Trust (the "Rice Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement A shall apply solely to Participants (as defined below).

                                   ARTICLE AI

                                   DEFINITIONS

SECTION A1.1 - ACCOUNTS

                  "Accounts" of a Rice Participant shall also include his or her Rice Accounts.

SECTION A1.2 - COMPENSATION

                  For purposes of Articles III and AV, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b) but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION A1.3 - HOUR OF SERVICE

                  (d) Hours of Service of a Rice Participant shall include all hours that such Participant had accrued under the Rice Plan prior to the Merger Date.

SECTION A1.4 - MERGED PARTICIPANT

                   "Merged Participant" shall include a Rice Participant.

SECTION A1.5 - MERGER DATE

                   "Merger Date" shall mean August 1, 1998 which is the date that the Rice Plan merged into the Plan.

SECTION A1.6 - PARTICIPANT

                  "Participant" shall include

                           (a) each Rice Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Rice Plan but for the merger of the Rice Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Rice Plan.

SECTION A1.7 - RICE ACCOUNTS

                  "Rice Accounts" of a Merged Participant shall include his or her Rice Pre-Tax Deferrals Account, his or her Rice Profit-Sharing Account, his or her Rice Employer Matching Account, his or her Rice Employer Basic Contributions Account and his or her Rice Rollover Account.

SECTION A1.8 - RICE EMPLOYER BASIC ACCOUNT

                  "Rice Employer Basic Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Employer Basic Account established pursuant to the Rice Plan in accordance with Section 5.2 thereof. Rice Employer Basic Accounts are classified as Vested Merged Accounts.

SECTION A1.9 - RICE EMPLOYER MATCHING ACCOUNT

                  "Rice Employer Matching Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Employer Matching Account established pursuant to the Rice Plan in accordance with Section 5.1 thereof. Rice Employer Matching Accounts are classified as Non-Vested Merged Accounts.

SECTION A1.10 - RICE EMPLOYER PROFIT-SHARING ACCOUNT

                  "Rice Employer Profit-Sharing Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Employer Profit-Sharing Account established pursuant to the Rice Plan in accordance with Section 1.1(d) thereof. Rice Employer Profit-Sharing Accounts are classified as Vested Merged Accounts

SECTION A1.11 - RICE PARTICIPANT

                  "Rice Participant" shall include each participant in the Rice Plan on the Merger Date for whom the Company maintains Rice Accounts under the Plan.

SECTION A1.12 - RICE PLAN

                  "Rice Plan" shall mean the George Rice & Sons 401(k) Retirement Savings Plan which was merged into the Plan, effective as of the Merger Date.

SECTION A1.13 - RICE PRE-TAX DEFERRALS ACCOUNT

                  "Rice Pre-Tax Deferrals Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Pre-Tax Deferrals Account established pursuant to the Rice Plan in accordance with Section 3.1 thereof. Rice Pre-Tax Deferrals Accounts are classified as Vested Merged Accounts. A Merged Participant's Rice Pre-Tax Deferrals Account is a sub-account of his or her Deferred Compensation Account.

SECTION A1.14 - RICE ROLLOVER ACCOUNT

                  "Rice Rollover Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions transferred or rolled over to the Rice Plan by the Merged Participant to such Participant's Rollover Account established pursuant to the Rice Plan in accordance with Section 4 thereof. Rice Rollover Accounts are classified as Vested Merged Accounts. A Merged Participant's Rice Rollover Account is a sub-account of his or her Rollover Account.

SECTION A1.15 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Rice Participant shall include all years of vesting service under the Rice Plan that such Rice Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE AV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION A5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) (i) Effective as of the Merger Date, except as provided in Sections 17.4(a) and 5.5, each Participant who made contributions to his or her Deferred Compensation Account for the Plan Year in question and is not described in paragraph (ii) shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account in an amount which is equal to the lesser of a  100% of his or her Deferred Compensation
                  for the Plan Year under Section 3.1, or

                                    b  $750;

         provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions) upon notification to eligible Participants prior to the beginning of the period for which such changes apply.

                           (ii) Except as provided in Sections 17.4(a), 5.5 and paragraph (i), effective as of January 1, 1999, each person who is a salaried Highly Compensated Employee and a Participant who Deferred Compensation for the Plan Year in question shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account in an amount which is equal to the lesser of a  25 % of his or her Deferred Compensation
                  for the Plan Year under Section 3.1 up to 3 % of his or her Compensation, or

                                    b  $950;

         provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions) upon notification to eligible Participants prior to the beginning of the period for which such changes apply.

                  (c) Except as provided in Section 17.4(a) and 5.5(b), each Participant not described in paragraph (b)(ii) who is an Eligible Employee at the end of the Plan Year in question and completed 365 days of Service during such Plan Year shall share in any Company contributions made pursuant to Section 4.1(b) by the Company in an amount, if any, for his or her Profit-Sharing Account to be allocated in the same dollar amount to all such eligible Participants; provided, however, that the Administrator may, in its discretion, change the dollar amount or allocation formula (including a determination not to make such contributions).

                                   ARTICLE AXI

                            BENEFITS UPON RETIREMENT

SECTION A11.3 - DISTRIBUTION OF ACCOUNTS

                  (b) If the entire amount credited to a Merged Participant's Accounts exceeds $5,000, such Participant may elect to receive such amount in cash under one of the following options:

                            (i) a single lump sum, or

                           (ii) a portion paid in a lump sum and the remainder
paid in a lump sum at a later date

in cash or, if the Participant so elects, in whole shares of Company Stock with respect to the portion of the Merged Participant's Accounts invested in the Company Stock Fund (and the equivalent of any fractional share distributed in cash).

                                  ARTICLE AXII

                               BENEFITS UPON DEATH

SECTION A12.2 - DISTRIBUTION ON DEATH

                  (a) Upon the death of a Merged Participant, the Vested amount credited to his or her Accounts (as determined under Article VIII) shall be paid (as elected by the person entitled to the distribution), in a single lump sum or a portion paid in a lump sum and the remainder paid in a lump sum at a later date to his or her Beneficiary, in cash or, if the Beneficiary so elects, in whole shares of Company Stock with respect to the portion of the Merged Participant's Accounts invested in the Company Stock Fund (and the equivalent of any fractional share distributed in cash).

                                  ARTICLE AXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION A13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  A Merged Participant who has a Separation from the Service due to resignation or discharge shall receive,

                           (a) if the Vested amount credited to his or her Accounts does not exceed $5,000 (and did not exceed such amount at the time of a prior distribution under Article IX), such amount in one cash lump sum either in cash, not later than six months after the end of the Plan Year in which such Separation from the Service occurs, or, if earlier, within sixty days after the end of the Plan Year in which his or her sixty-fifth birthday occurs, or

                           (b) if the Vested amount credited to his or her Accounts exceeds $5,000 (or exceeded such amount at the time of a prior distribution under Article IX), such amount in any one of the forms described in Section A11.3(b) in cash or, with respect to the portion of such Merged Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash), as elected by the Merged Participant, payable on such date as he or she shall at any time elect in writing in accordance with Code Section 411(a)(11) and the Rules of the Plan, but not earlier than the earliest date described in subsection (a) and not later than the April 1 following the calendar year of his or her attainment of age seventy and one half.

                                  SUPPLEMENT B
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Johnson & Hardin Co. 401(k) Retirement Savings Plan (the "J&H Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement B shall apply solely to Participants (as defined below).

                                   ARTICLE BI

                                   DEFINITIONS

SECTION B1.1 - ACCOUNTS

                  "Accounts" of a J&H Participant shall include his or her J&H Accounts.

SECTION B1.2 - ANNUITY STARTING DATE

                  "Annuity Starting Date" shall mean

                           (a) the first day of the first period for which a benefit is payable as an annuity to a Merged Participant, or

                           (b) in the case of a benefit not payable in the form of an annuity, the first day which all events have occurred which entitle a Merged Participant to such benefit.

SECTION B1.3 - COMPENSATION

                  For purposes of Articles III and BV, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i), including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b) but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION B1.4 - ELECTION PERIOD

                  "Election Period" means:

                           (a) In the case of an election under Section B11.3(d) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Merged Participant's Annuity Starting Date and ending on the latest of

                                     (i) the Merged Participant's Annuity
                  Starting Date,

                                    (ii) the ninetieth day after the mailing or
                  personal delivery to him or her of the explanation described in Section B11.3(b)(i), or

                                    (iii) the sixtieth day after the mailing or
                  personal delivery to him or her of information he or she has requested under Section B11.3(b)(ii).

                           (b) In the case of an election under Section B13.1(d) to waive the Joint and Survivor Annuity, the period beginning on the date of his Separation from the Service and ending on the latest of

                                     (i) the date 90 days thereafter,

                                    (ii) the date 90 days before his or her
                  Annuity Starting Date,

                                   (iii) the ninetieth day after the mailing or
                  personal delivery to him or her of the explanation described in Section B13.1(b)(i), or

                                    (iv) the sixtieth day after the mailing or
                  personal delivery to him or her of information he has requested under Section B13.1(b)(ii).

                           (c) In the case of an election under
                  Section B12.2(b)(ii) to waive the Survivor Annuity,

                                    (i) by a Merged Participant who has had a
                  Separation from the Service, the period which begins on the date of his Separation from the Service and ends on the date of his death, or

                                   (ii) otherwise, the period which begins on
                  the first day of the Plan Year in which the Merged Participant attains age thirty-five and ends on the date of his or her death.

SECTION B1.5 - HOUR OF SERVICE

                  (d) Hours of Service of a J&H Participant shall include all hours that such Participant had accrued under the J&H Plan prior to the Merger Date.

SECTION B1.6 - J&H ACCOUNTS

                  "J&H Accounts" of a Merged Participant shall include his or her J&H Matching Account, his or her J&H Rollover Account and his or her J&H Before Tax Contribution Account.

SECTION B1.7 - J&H MATCHING ACCOUNT

                  "J&H Matching Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Matching Account established pursuant to the J&H Plan in accordance with Section 3.4(A) thereof. J&H Matching Accounts are classified as Non-Vested Merged Accounts.

SECTION B1.8 - J&H PARTICIPANT

                  "J&H Participant" shall include any person who was a participant in the J&H Plan on the Merger Date for whom the Company maintains J&H Accounts under the Plan.

SECTION B1.9 - J&H PLAN

                  "J&H Plan" shall mean the Johnson & Hardin Co. 401(k) Retirement Savings Plan which was merged into the Plan, effective as of the Merger Date.

SECTION B1.10 - J&H ROLLOVER ACCOUNT

                  "J&H Rollover Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions transferred or rolled over to the J&H Plan by the Merged Participant to such Participant's J&H Rollover Account established pursuant to the J&H Plan in accordance with Section 4.5(A) thereof. J&H Rollover Accounts are classified as Vested Merged Accounts. A Merged Participant's J&H Rollover Account is a sub-account of his or her Rollover Account.

SECTION B1.11 - J&H BEFORE-TAX CONTRIBUTION ACCOUNT

                  "J&H Before-Tax Contributions Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of the Participant's or Merged Participant's Deferred Compensation under the J&H Plan to his Before-Tax Contributions Account established pursuant to the J&H Plan in accordance with Section 3.2 thereof. J&H Before-Tax Contributions Accounts are classified as Vested Merged Accounts. A Merged Participant's J&H Before-Tax Contribution Account is a sub-account of his or her Deferred Compensation Account.

SECTION B1.12 - JOINT AND SURVIVOR ANNUITY

                  "Joint and Survivor Annuity" shall mean an annuity for the life of the Merged Participant with a survivor annuity for the life of his or her Surviving Spouse for fifty percent or 100 percent, as elected by such Participant, of the amount of the annuity which is payable during the joint lives of the Merged Participant and his or her Spouse, and which is the actuarial equivalent of an annuity for the life of such Participant.

SECTION B1.13 - MERGED PARTICIPANT

                   "Merged Participant" shall include a J&H Participant.

SECTION B1.14 - MERGER DATE

                   "Merger Date" shall mean August 1, 1998 which is the date that the J&H Plan merged into the Plan.

SECTION B1.15 - PARTICIPANT

                  "Participant" shall include

                           (a) each J&H Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the J&H Plan but for the merger of the J&H Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the J&H Plan.

SECTION B1.16 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a J&H Participant shall include all years of vesting service under the J&H Plan that such J&H Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE BV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION B5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) Except as provided in Section 17.4(a) and 5.5, each Participant who Deferred Compensation for the Payday in question, shall share in any Company contribution made pursuant to Section 4.1(b), if any, to his or her Matching Account in an amount which is equal to the sum of

                            (i) 50 % of his or her Deferred Compensation for such Payday up to 3 % of his or her Compensation, and

                           (ii) 25 % of his or her Deferred Compensation for such Payday from 4 % to 6 % of his or her Compensation;

provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which such changes apply.

                                   ARTICLE BIX

                              WITHDRAWALS AND LOANS

SECTION B9.2 - HARDSHIP WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT

                  (h) Spousal Consent shall be obtained prior to any withdrawal under Section 9.2 from a Merged Participant's Deferred Compensation Account.

SECTION B9.3 - OPTION TO WITHDRAW

                  (d) Spousal Consent shall be obtained prior to any withdrawal of a Merged Participant's Accounts under Section 9.3.

SECTION B9.5 - LOANS TO PARTICIPANTS

                           (b) (xvii) Spousal Consent shall be obtained for any loan which is secured by a Merged Participant's Accounts during the 90-day period ending of the date such security is given.

                                   ARTICLE BXI

                            BENEFITS UPON RETIREMENT

SECTION B11.3 - DISTRIBUTION OF ACCOUNTS

                  (a) Subject to subsections (d) and (e), on a Merged Participant's Normal or Disability Retirement Date, the entire amount credited to his or her Accounts shall be applied to purchase

                            (i) if he or she is married, a Joint and Survivor
Annuity, or

                           (ii) if he or she is not married, a life annuity for
his benefit.

                  (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Merged Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including a  the right of the Merged Participant to
                  make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    b  the relative financial effect on his
                  Accounts of an election under subsection (d),
                                    c  the right of such Merged Participant's
                   Spouse under subsection (d),

                                    d  the right of the Merged Participant under
                  subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Merged Participant upon his first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (d).

                  (c) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Merged Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) Notwithstanding subsection (a) and subject to subsection
(e), if a Merged Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Merged Participant may elect to receive the entire amount credited to his or her Accounts under one of the options described in subsection (f). Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection (b) that the written explanation described in
(b)(i) be provided not less than 30 days before the Annuity Starting Date, a Merged Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph (b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Merged Participant, provided that

                           (i) the Administrator shall provide information to the Merged Participant clearly indicating that the Merged Participant has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                           (ii) the Merged Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant,

                           (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant, and

                           (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Merged Participant.

                  (e) Notwithstanding subsections (a) and (d), if the entire amount credited to a Merged Participant's Accounts does not exceed $5,000, such Merged Participant shall receive such amount in one lump sum in cash.

                  (f) A Merged Participant to whom subsection (d) applies may elect to receive the entire amount credited to his Accounts under one of the options described in subsections 11.3(b) or such Merged Participant may elect that an annuity be purchased or provided to him or her; provided, however, that such annuity may not extend beyond either the life of the Merged Participant (or lives of such Merged Participant and his designated Beneficiary) or the life expectancy of such Merged Participant (or the life expectancy of the Merged Participant and his designated Beneficiary).

                  (g) Distribution under subsection (a), (e) or (f) shall be made or commence not later than the earliest of

                            (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                           (ii) if he or she is not a Five Percent Owner with respect to a Plan Year ending in the calendar year in which he attains age seventy and one half, the later of

                                    A the April 1 following the calendar year in
                  which his or her Separation from the Service occurs, or

                                    B the April 1 following the calendar year in
                  which he or she attains age seventy and one half,

                           (iii) if he or she is such a Five Percent Owner, the April 1 following the calendar year in which he or she attains age seventy and one half.

                  (h) At any time before a distribution under subsection (f) is made or commences, the Merged Participant may elect in accordance with the Rules of the Plan to defer such distribution until such later date as he or she shall then or subsequently specify, provided, however,

                           (i) such date shall be no later than the date referred to in subsection (g)(ii) or (g)(iii), and

                           (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection
         (g)(ii) or (g)(iii).

                  (i) Notwithstanding subsection (h)(i) and (ii), for a Five Percent Owner who has made an election permitted under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, the date referred to in subsection
(g)(iii) shall be the later of the April 1 following the calendar year in which his Separation from the Service occurs or the April 1 following the calendar year in which he attains age seventy and one half.

                  (j) Notwithstanding any election under subsection (h), the entire amount credited to the Merged Participant's Accounts will be distributed in a manner which satisfies the minimum distribution incidental death benefit requirements of Proposed Treas. Reg. ss. 1.401(a)(9)-2 (or any successor thereto).

                                  ARTICLE BXII

                               BENEFITS UPON DEATH

SECTION B12.1. - DESIGNATION OF BENEFICIARY

                  (e) Each Merged Participant or, within the limits of Section B12.4(b), a Surviving Spouse of any such Merged Participant, shall have the right to designate, revoke and redesignate Beneficiaries hereunder.

SECTION B12.2 - DISTRIBUTION ON DEATH

                  (a) Subject to subsection (b), if a Merged Participant dies before any distribution of his Accounts has been made or commenced under Article BXI, BXIII or Section 16.1 and was married on the date of his or her death, the Vested amount credited to his or her Accounts (as determined under Section 8.2) shall be applied to purchase a qualified preretirement survivor annuity for the life of his Surviving Spouse which shall commence on a date specified by the Spouse which is not later than the later of

                            (i) the first anniversary of the Merged
         Participant's death, or

                           (ii) the date on which the Merged Participant would have attained age seventy and one half.

                  (b) Notwithstanding subsection (a),

                            (i) if the Vested amount credited to such Merged Participant's Accounts does not equal more than $5,000,

                           (ii) if such Merged Participant elected to waive such preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and Spousal Consent was obtained thereto, or

                           (iii) if such Spouse, after the Merged Participant's death, elects in accordance with the Rules of the Plan to waive the survivor annuity to which such Spouse is otherwise entitled, the Vested amount shall be paid to the Surviving Spouse in one lump sum either in cash or, with respect to the portion of such Merged Participant's Accounts invested in the Company Stock

Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) not later than the first anniversary of the Merged Participant's death, unless another manner of payment is elected under Section B12.4. Any election under paragraph (ii) may be revoked or made again at any time during the applicable Election Period.

                  (c) Upon the death of a Merged Participant

                            (i) who was not married on the date of his or her death, or

                           (ii) who had not yet received the entirety of his or her distribution from the Plan under Section B11.3(d),

the Vested amount credited to his or her Accounts or any remaining balance of his or her distribution shall be paid, as described in Section B12.5, to the Participant's Beneficiary.

SECTION B12.4 - SPOUSE'S ELECTION OF OTHER PAYMENT METHODS

                  (a) A Surviving Spouse who is entitled to a lump sum distribution under Section B12.2(b)(ii) or (iii) may elect in accordance with the Rules of the Plan and on a form provided by the Administrator that in lieu of an immediate lump sum,

                            (i) payment may be deferred until the later of the dates specified in subparagraphs (ii)A and B, or

                           (ii) payment shall be made under any installment option then available under Section 11.3(b)(ii), provided, however, such installments shall commence not later than the later of

                                    A the first anniversary of the Merged
                  Participant's death, or

                                    B the date on which the Merged Participant
                  would have attained age seventy and one half

         and shall continue over a period not longer than the life expectancy of such Surviving Spouse.

                  (b) If a Surviving Spouse dies before receiving the entire distribution otherwise due under subsection (a), the balance of the distribution shall be paid in one lump sum promptly to the Surviving Spouse's Beneficiary.

SECTION B12.5 - PAYMENTS TO BENEFICIARIES

                  (a) Amounts payable to any Beneficiary shall be paid

                            (i) in one lump sum either in cash or, with respect to the portion of the Merged Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) as may be elected by the Beneficiary not later than the first anniversary of the Merged Participant's death, or

                           (ii) under any option available under Section B11.3(f) as he shall elect. If a Beneficiary receiving installment payments under this Section dies, the balance then due shall be paid in cash in one lump sum to the then surviving person with highest priority under Section 12.1(d).

                  (b) Any distribution under subsection (a)

                           (i) must be completed within five years of Merged Participant's death, or

                           (ii) must be made over the life or life expectancy of such Beneficiary (or person) with distributions commencing within one year of the Merged Participant's death.

                  (c) If payment has commenced prior to the Merged Participant's death, payment of the Merged Participant's Accounts shall be made in such a manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's death.

SECTION B12.6 - EXPLANATION OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY

                  The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

                           (a) to a Merged Participant who is a Merged
         Participant on his or her thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his or her thirty-second birthday occurs;

                           (b) to a Merged Participant who becomes a Merged Participant after his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he or she becomes a Merged Participant; and

                           (c) to a Merged Participant who has a Separation from the Service prior to his or her thirty-second birthday, within one year of his or her Separation from the Service,

or such longer period as is allowed under Code Section 417(a)(3).

                                  ARTICLE BXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION B13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  (a) Subject to subsections (d) and (e), if a Merged Participant's Separation from the Service is due to resignation or discharge, the Vested amount credited to his or her Accounts shall be applied to purchase

                            (i) if he or she is married, a Joint and Survivor Annuity, or

                           (ii) if he or she is not married, a life annuity for his benefit,

commencing, in either case, on a date not earlier than the Merged Participant's fifty-fifth birthday, and not later than the April 1 following the calendar year of his attainment of age seventy and one half, as the Merged Participant (and his Spouse, if any,) shall specify in accordance with Rules of the Plan.

                  (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Merged Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the actuary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including a  the right of the Merged Participant to
                  make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    b  the relative financial effect on his or
                  her Accounts of an election under subsection (d),

                                    c  the right of the Merged Participant's
                  Spouse under subsection (d),

                                    d  the right of the Merged Participant under
                  subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Merged Participant upon his first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his or her Accounts of making an election under subsection (d).

                  (c) The items furnished under subsection (b) shall be written in non-technical language, with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Merged Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) Notwithstanding subsection (a) and subject to subsection
(e), if a Merged Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Merged Participant shall receive the Vested amount credited to his or her Accounts in any option available under Section B11.3(f) payable on a date which he shall elect in writing in accordance with Code Section 411(a)(11) but not later than the April 1 following the calendar year of his attainment of age seventy and one half. Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection (b) that the written explanation described in paragraph (b)(i) be provided not less than 30 days before the Annuity Starting Date, a Merged Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph
(b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Merged Participant, provided that

                           (i) the Administrator shall provide information to the Merged Participant clearly indicating that such Merged Participant has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                           (ii) the Merged Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to such Merged Participant,

                           (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant, and

                           (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Merged Participant.

                  (e) Notwithstanding subsections (a) and (d), if the Vested amount credited to a Merged Participant's Accounts does not exceed $5,000, such Merged Participant shall receive such amount in one cash lump sum either in cash, not later than the earlier of

                           (i) six months after the end of the Plan Year in which such Separation from the Service occurs or

                           (ii) sixty days after the end of the Plan Year in which his or her Normal Retirement Date occurs.

                                  SUPPLEMENT C
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Lanman Companies, Inc. Retirement Savings Plan (the "Lanman Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement C shall apply solely to Participants (as defined below).

                                   ARTICLE CI

                                   DEFINITIONS

SECTION C1.1 - ACCOUNTS

               "Accounts" of a Lanman Participant shall also include his or her Lanman Accounts.

SECTION C1.2 - ANNUITY STARTING DATE

               "Annuity Starting Date" shall mean

                     (a) the first day of the first period for which a benefit is payable as an annuity to a Merged Participant, or

                     (b) in the case of a benefit not payable in the form of an annuity, the first day which all events have occurred which entitle a Merged Participant to such benefit.

SECTION C1.3 - COMPENSATION

               For purposes of Articles III and CV, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i), including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b) but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION C1.4 - ELECTION PERIOD

               "Election Period" means in the case of an election under Section C11.3(d) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Merged Participant's Annuity Starting Date and ending on the latest of

                     (a) the Merged Participant's Annuity Starting Date,

                     (b) the ninetieth day after the mailing or personal delivery to him or her of the explanation described in Section C11.3(b)(i), or

                     (c) the sixtieth day after the mailing or personal delivery to him or her of information he or she has requested under Section C11.3(b)(ii).

SECTION C1.5 - HOUR OF SERVICE

               (d) Hours of Service of a Lanman Participant shall include all hours that such Participant had accrued under the Lanman Plan prior to the Merger Date.

SECTION C1.6 - JOINT AND SURVIVOR ANNUITY

               "Joint and Survivor Annuity" shall mean an annuity for the life of the Merged Participant with a survivor annuity for the life of his or her Surviving Spouse for fifty percent of the amount of the annuity which is payable during the joint lives of the Merged Participant and his Spouse, and which is the actuarial equivalent of an annuity for the life of such Merged Participant.

SECTION C1.7 - LANMAN ACCOUNTS

               "Lanman Accounts" of a Merged Participant shall include his or her Lanman Salary Deferral Account, his or her Lanman Matching Account and his or her Lanman Rollover Contributions Account.

SECTION C1.8 - LANMAN PARTICIPANT

               "Lanman Participant" shall include any person who was a participant in the Lanman Plan on the Merger Date for whom the Company maintains Lanman Accounts under the Plan.

SECTION C1.9 - LANMAN PLAN

               "Lanman Plan" shall mean the Lanman Companies, Inc. Retirement Savings Plan which was merged into the Plan, effective as of the Merger Date.

SECTION C1.10 - LANMAN MATCHING ACCOUNT

               "Lanman Matching Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of Employer Matching Contributions to the Merged Participant's Employer Contributions Account established pursuant to the Lanman Plan in accordance with Sections 3.02 and 4.02(b) thereof. Lanman Matching Accounts are classified as Non-Vested Merged Accounts.

SECTION C1.11 - LANMAN ROLLOVER CONTRIBUTIONS ACCOUNT

               "Lanman Rollover Contributions Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions transferred or rolled over to the Lanman Plan by the Merged Participant to such Participant's Rollover Contributions Account established pursuant to the Lanman Plan in accordance with Sections 3.05 and 4.02(c) thereof. Lanman Rollover Accounts are classified as Vested Merged Accounts. A Merged Participant's Lanman Rollover Account is a sub-account of his or her Rollover Account.

SECTION C1.12 - LANMAN SALARY DEFERRAL ACCOUNT

               "Lanman Salary Deferral Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of Qualified Nonelective Contributions, Qualified Matching Contributions and contributions of the Company (and any predecessor company) to the Merged Participant's Salary Deferral Account established pursuant to the Lanman Plan in accordance with Sections 3.01, 3.05 and 4.02(a) thereof. Lanman Salary Deferral Accounts are classified as Vested Merged Accounts. A Merged Participant's Lanman Salary Deferral Account is a sub-account of his or her Deferred Compensation Account.

SECTION C1.13 - MERGED PARTICIPANT

               "Merged Participant" shall include a Lanman Participant.

SECTION C1.14 - MERGER DATE

               "Merger Date" shall mean August 1, 1998 which is the date that the Lanman Plan merged into the Plan.

SECTION C1.15 - PARTICIPANT

               "Participant" shall include

                     (a) each Lanman Participant, and

                     (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Lanman Plan but for the merger of the Lanman Plan into the Plan if such Eligible Employee satisfied the eligibility conditions which applied under the Lanman Plan.

SECTION C1.16 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Lanman Participant shall include all years of vesting service under the Lanman Plan that such Lanman Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE CV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION C5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) (i) Except as provided in Sections 17.4(a), 5.5 and paragraph (ii), each Participant who deferred Compensation for the Payday in question shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account for such Payday in an amount which is equal to 50 % of his or her Deferred Compensation for such Payday up to 4 % of his or her Compensation; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which the changes apply.

                           (ii) For the Plan Years ending December 31, 1998 and December 31, 1999, each Participant who is not a Highly Compensated Employee and who made contributions to his or her Deferred Compensation Account during the Plan Year in question shall receive the greater of

                                a    the matching formula described in paragraph
                                     (i), or

                                b    the lesser of:

                                    1       100 % of his or her Deferred
                           Compensation for the Plan Year in question, or

                                    2        $750.

         Any such additional contribution shall be made to Participants who are not Highly Compensated Employees as of the last day of the Plan Year in question as soon as administratively feasible after the close of the Plan Year.

SECTION C5.4 - ALLOCATION OF FORFEITURES

               Except as provided in Section 17.4(a), each Participant who is an Eligible Employee on July 31, 1998 and who is deferring Compensation under the Plan shall also share in amounts forfeited from Matching Accounts from January 1, 1998 through July 31, 1998 in proportion to his or her Compensation received during the period beginning January 1, 1998 through July 31, 1998. Such amounts shall be allocated to each such Participant's Matching Account.

                                  ARTICLE CVIII

                              VESTING OF INTERESTS

SECTION C8.1 - VESTING OF ACCOUNTS

               (b) For a Participant who was hired by the Company on or before August 1, 1998, the Vested portion of his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, shall be the percentage of such Accounts shown on the following table:

           YEARS OF VESTING SERVICE                        VESTED PERCENTAGE
           ------------------------                        -----------------

                  less than 2                                     0%

                       2                                          50%

                       3                                         100%



                                   ARTICLE CIX

                              WITHDRAWALS AND LOANS

SECTION C9.2 - HARDSHIP WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT

               (h) Spousal Consent shall be obtained prior to any withdrawal under this Section from a Merged Participant's Deferred Compensation Account.

SECTION C9.3 - OPTION TO WITHDRAW

               (d) Spousal Consent shall be obtained prior to any withdrawal by a Merged Participant under Section 9.3.

SECTION C9.5 - LOANS TO PARTICIPANTS

                   (b) (xviii) Spousal Consent shall be obtained for any loan which is secured by a Merged Participant's Accounts during the 90-day period ending of the date such security is given.

                                   ARTICLE CXI

                            BENEFITS UPON RETIREMENT

SECTION C11.3 - DISTRIBUTION OF ACCOUNTS

               (a) Subject to subsections (d) and (e), on a married Merged Participant's Normal or Disability Retirement Date, the entire amount credited to his or her Accounts shall be applied to purchase a Joint and Survivor Annuity.

               (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each married Merged Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                   (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including a  the right of such Merged Participant to make, and the
                  effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                        b  the relative financial effect on his or her Accounts
                  of an election under subsection (d),

                        c  the right of such Merged Participant's Spouse under
                  subsection (d),

                        d  the right of such Merged Participant under subsection
                  (d) to revoke an election made under subsection (d) and the effect thereof, and

                   (ii) a statement that the Administrator will furnish such Merged Participant upon his or her first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his or her Accounts of making an election under subsection (d).

               (c) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the married Merged Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) (i) Notwithstanding subsection (a) and subject to subsection (e), if a married Merged Participant described in subsection
         (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Merged Participant may elect to receive the entire amount credited to his Accounts under one of the options available under subsection (f). Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection (b) that the written explanation described in (b)(i) be provided not less than 30 days before the Annuity Starting Date, a Merged Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph (b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to such Merged Participant, provided that a  the Administrator shall provide information to such
                  Merged Participant clearly indicating that he or she has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                        b  such Merged Participant shall be permitted to revoke
                  the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to such Merged Participant,

                        c  the Annuity Starting Date is after the date that the
                  written explanation of the Joint and Survivor Annuity is provided to such Merged Participant, and

                        d  the distribution in accordance with the election
                  under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to such Merged Participant.

                   (ii) A Merged Participant who is not married may elect to receive the entire amount credited to his or her Accounts under any one of the options available under subsection (f).

               (e) Notwithstanding subsections (a) and (d), if the entire amount credited to a Merged Participant's Accounts does not exceed $5,000, such Merged Participant shall receive such amount in one lump sum in cash.

               (f) A married Merged Participant to whom subsections (d) applies or a Merged Participant who is not married may elect to receive the entire amount credited to his or her Accounts under one of the following options:

                   (i) Payment of such amount in one lump sum in cash or, with respect to the portion of such Merged Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash);

                   (ii) Payment of such amount in an annuity for the life of the Merged Participant;

                   (iii) Payment of such amount in an annuity for the life of the Merged Participant with periods of five, ten or fifteen years, as such Merged Participant shall elect, additional payments shall be made to his or her Beneficiary if such Merged Participant dies before the end of the five, ten or fifteen year period;

                   (iv) Payment of such amount in an annuity for the life of the Merged Participant and, if his properly designated Beneficiary survives him, such Beneficiary shall receive an annuity for his or her life in the same amount or one-half of that amount, as such Merged Participant may elect;

                   (v) Payment of such amount in an annuity for any period of whole months which is not less than 60;

provided, however, if the Merged Participant fails to make an election within 60 days after his or her Normal Retirement Date, such Merged Participant's Accounts shall be distributed as described in paragraph (i).

               (g) Distribution under subsection (a), (e) or (f) shall be made or commence not later than the earliest of

                   (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                   (ii) if he or she is not a Five Percent Owner with respect to a Plan Year ending in the calendar year in which he or she attains age seventy and one half, the later of a  the April 1 following the calendar year in which his
                  or her Separation from the Service occurs, or

                        b  the April 1 following the calendar year in which he
                  or she attains age seventy and one half,

                   (iii) if he or she is a Five Percent Owner, the April 1 following the calendar year in which he or she attains age seventy and one half.

               (h) At any time before a distribution under subsection (f) is made or commences, the Merged Participant may elect in accordance with the Rules of the Plan to defer such distribution until such later date as he shall then or subsequently specify, provided, however,

                   (i) such date shall be no later than the date referred to in subsection (g)(ii) or (g)(iii), and

                   (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection
         (g)(ii) or (g)(iii).

               (i) In any election under subsection (h), the entire amount credited to the Merged Participant's Accounts will be distributed in a manner which satisfies the minimum distribution incidental death benefit requirements of Proposed Treas. Reg. Section 1.401(a)(9)-2 (or any successor thereto).

                                  SUPPLEMENT D
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Northeast Graphics, Inc. Savings and Security Plan (Printing) (the "Northeast Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement D shall apply solely to Participants (as defined below).

                                   ARTICLE DI

                                   DEFINITIONS

SECTION D1.1 - ACCOUNTS

               "Accounts" of a Northeast Participant shall also include his or her Northeast Accounts.

SECTION D1.2 - ANNUITY STARTING DATE

               "Annuity Starting Date" shall mean

                           (a) the first day of the first period for which a benefit is payable as an annuity to a Merged Participant, or

                           (b) in the case of a benefit not payable in the form of an annuity, the first day which all events have occurred which entitle a Participant to such benefit.

SECTION D1.3 - COMPENSATION

                  (a) For purposes of Articles III and DV (except as provided in subsection (b)), "Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), and

                           (ii) excluding bonuses, overtime and commissions in excess of draw;

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17).

                  (b) For purposes of the contribution described in subsection D5.3(d), Compensation shall be limited to $100,000 in any Plan Year.

SECTION D1.4 - ELECTION PERIOD

                  "Election Period" means:

                           (a) In the case of an election under Section D11.3(d) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Merged Participant's Annuity Starting Date and ending on the latest of

                                    (i)  the Merged Participant's Annuity
                  Starting Date,

                                    (ii) the ninetieth day after the mailing or
                  personal delivery to him or her of the explanation described in Section D11.3(b)(i), or

                                    (iii) the sixtieth day after the mailing or
                  personal delivery to him or her of information he or she has requested under Section D11.3(b)(ii).

                           (b) In the case of an election under Section D13.1(d) to waive the Joint and Survivor Annuity, the period beginning on the date of his Separation from the Service and ending on the latest of

                                    (i)     the date 90 days thereafter,

                                    (ii) the date 90 days before his or her
                  Annuity Starting Date,

                                    (iii) the ninetieth day after the mailing or
                  personal delivery to him or her of the explanation described in Section D13.1(b)(i), or

                                    (iv) the sixtieth day after the mailing or
                  personal delivery to him or her of information he has requested under Section D13.1(b)(ii).

                           (c) In the case of an election under Section D12.2(b)
         (ii) to waive the Survivor Annuity,

                                    (i) by a Merged Participant who has had a
                  Separation from the Service, the period which begins on the date of his Separation from the Service and ends on the date of his death, or

                                    (ii) otherwise, the period which begins on
                  the first day of the Plan Year in which the Merged Participant attains age thirty-five and ends on the date of his or her death.

SECTION D1.5 - HOUR OF SERVICE

                  (d) Hours of Service of a Northeast Participant shall include all hours that such Participant had accrued under the Northeast Plan prior to the Merger Date.

SECTION D1.6 - JOINT AND SURVIVOR ANNUITY

               "Joint and Survivor Annuity" shall mean an annuity for the life of the Merged Participant with a survivor annuity for the life of his or her Surviving Spouse for fifty percent of the amount of the annuity which is payable during the joint lives of such Merged Participant and his or her Spouse, and which is the actuarial equivalent of an annuity for the life of such Merged Participant.

SECTION D1.7 - MERGED PARTICIPANT

               "Merged Participant" shall include a Northeast Participant.

SECTION D1.8 - MERGER DATE

               "Merger Date" shall mean June 1, 1998 which is the date that the Northeast Plan merged into the Plan.

SECTION D1.9 - NORTHEAST ACCOUNT

               (a) "Northeast Accounts" of a Merged Participant shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) and the Merged Participant to his or her Individual Account established pursuant to the Northeast Plan in accordance with Section 4.01A thereof.

               (b) A Merged Participant's Northeast Account consists of the following sub-accounts:

                   (i)      Northeast Elective Deferral Sub-Account,

                   (ii)     Northeast Qualified Nonelective Contribution
                            Sub-Account,

                   (iii)    Northeast Profit-Sharing Contribution Sub-Account,

                   (iv)     Northeast Matching Contribution Sub-Account, and

                   (v)      Northeast Rollover Contribution Sub-Account.

SECTION D1.10 - NORTHEAST ELECTIVE DEFERRAL SUB-ACCOUNT

               "Northeast Elective Deferral Sub-Account" shall mean the sub-account in his or her Northeast Account established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Individual Account established pursuant to the Northeast Plan in accordance with Section 4.01 thereof and
Section 4 of the adoption agreement pursuant to the Northeast Plan. Northeast Elective Deferral Sub-Accounts are classified as Vested Merged Accounts. A Merged

Participant's Northeast Elective Deferral Sub-Account is a sub-account of his or her Deferred Compensation Account.

SECTION D1.11 - NORTHEAST MATCHING CONTRIBUTION SUB-ACCOUNT

               "Northeast Matching Contribution Sub-Account" shall mean the sub-account in his or her Northeast Account established for a Merged Participant as of the Merger Date which consists of contributions of the Company to the Merged Participant's Matching Contributions Sub-Account established pursuant to the Northeast Plan in accordance with Section 4.01 thereof and Section 5 of the adoption agreement pursuant to the Northeast Plan. Northeast Matching Contribution Accounts are classified as Non-Vested Merged Accounts.

SECTION D1.12 - NORTHEAST PROFIT-SHARING CONTRIBUTION SUB-ACCOUNT

               "Northeast Profit-Sharing Contribution Sub-Account" shall mean the sub-account in his or her Northeast Account established for a Merged Participant as of the Merger Date which consists of contributions of the Company to the Merged Participant's Profit-Sharing Contribution Sub-Account established pursuant to the Northeast Plan in accordance with Section 4.01 thereof and
Section 8 of the adoption agreement pursuant to the Northeast Plan. Northeast Profit-Sharing Contribution Sub-Accounts are classified as Non-Vested Merged Accounts.

SECTION D1.13 - NORTHEAST QUALIFIED NONELECTIVE CONTRIBUTION SUB-ACCOUNT

               "Northeast Qualified Nonelective Contribution Sub-Account" shall mean the sub-account in his or her Northeast Account established for a Merged Participant as of the Merger Date which consists of contributions of the Company to the Merged Participant's Qualified Nonelective Contribution Sub-Account established pursuant to the Northeast Plan in accordance with Section 4.01 thereof and Section 6 of the adoption agreement pursuant to the Northeast Plan. Northeast Qualified Nonelective Contribution Accounts are classified as Vested Merged Accounts.

SECTION D1.14 - NORTHEAST ROLLOVER SUB-ACCOUNT

               "Northeast Rollover Sub-Account" shall mean the sub-account in his or her Northeast Account established for a Merged Participant as of the Merger Date which consists of contributions of the Participant to his or her Rollover Sub-Account established pursuant to the Northeast Plan in accordance with Section 4.01 thereof. Northeast Rollover Sub-Accounts are classified as Vested Merged Accounts. A Merged Participant's Northeast Rollover Sub-Account is a sub-account of his or her Rollover Account.

SECTION D1.15 - NORTHEAST PARTICIPANT

               "Northeast Participant" shall include each participant in the Northeast Plan on the Merger Date for whom the Company maintains Northeast Accounts under the Plan.

SECTION D1.16 - NORTHEAST PLAN

               "Northeast Plan" shall mean the Northeast Graphics, Inc. Savings and Security Plan (Printing) which was merged into the Plan, effective as of the Merger Date.

SECTION D1.17 - PARTICIPANT

                  "Participant" shall include

                           (a) each Northeast Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Northeast Plan but for the merger of the Northeast Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Northeast Plan.

SECTION D1.18 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Northeast Participant shall include all years of vesting service under the Northeast Plan that such Northeast Participant had accrued prior to the Merger Date calculated in accordance with
Section 1.62.

                                   ARTICLE DV
             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION D5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

               (b) Except as provided in Sections 17.4(a) and 5.5, each Participant who deferred Compensation for the Payday in question shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account in an amount which is equal to 50 % of his or her Deferred Compensation for such Payday up to 4 % of his or her Compensation; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which such changes apply.

                  (d) (i) Except as provided in Section 17.4(a) and 5.5, for each Payday, each Eligible Employee who is a Participant described in paragraph (ii) shall share in any Company contribution made pursuant to
         Section 5.5(b)(v) by the Company in an amount, if any, for his or her Qualified Account to be allocated in proportion to 1% of his or her Compensation for the Payday in question, as defined in Section D1.3(b); provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Qualified Accounts (including a determination not to make such contributions).

                           (ii) An Eligible Employee referenced in paragraph (i)

                                      a   was hired before the Merger Date and
                           completed six months of Service,

                                      b   was hired after the Merger Date and
                           completed at least 12 months of Service.

                                   ARTICLE DIX

                              WITHDRAWALS AND LOANS

SECTION D9.2 - HARDSHIP WITHDRAWAL FROM DEFERRED COMPENSATION ACCOUNT

               (h) Spousal Consent shall be obtained prior to any withdrawal under this Section from any portion of a Merged Participant's Deferred Compensation Account.

SECTION D9.3 - OPTION TO WITHDRAW

               (d) Spousal Consent shall be obtained prior to any withdrawal by a Merged Participant under Section 9.3.

SECTION D9.5 - LOANS TO PARTICIPANTS

                   (b) (xviii) Spousal Consent shall be obtained for any loan which is secured by a Merged Participant's Accounts during the 90-day period ending of the date such security is given.

                                   ARTICLE DXI

                            BENEFITS UPON RETIREMENT

SECTION D11.3 - DISTRIBUTION OF ACCOUNTS

               (a) Subject to subsections (d) and (e), on a Merged Participant's Normal or Disability Retirement Date, the entire amount credited to his or her Accounts shall be applied to purchase

                   (i) if he or she is married, a Joint and Survivor Annuity, or

                   (ii) if he or she is not married, a life annuity for his benefit.

               (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Merged Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including a  the right of such Merged Participant to
                  make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    b  the relative financial effect on his
                  Accounts of an election under subsection (d),

                                    c  the right of such Merged Participant's
                  Spouse under subsection (d),

                                    d  the right of such Merged Participant
                  under subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish such Merged Participant upon his first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (d).

               (c) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Merged Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) Notwithstanding subsection (a) and subject to subsection
(e), if a Merged Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Merged Participant may elect to receive the entire amount credited to his Accounts under one of the options described in subsection (f). Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection (b) that the written explanation described in (b)(i) be provided not less than 30 days before the Annuity Starting Date, such Merged Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph (b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Merged Participant provided that

                           (i) the Administrator shall provide information to such Merged Participant clearly indicating that the Participant has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                           (ii) such Merged Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant,

                           (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant, and

                           (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Merged Participant.

                  (e) Notwithstanding subsections (a) and (d), if the entire amount credited to a Merged Participant's Accounts does not exceed $5,000, such Merged Participant shall receive such amount in one lump sum either in cash.

                  (f) A Merged Participant to whom subsection (d) applies may elect to receive the entire amount credited to his Accounts under one of the following options:

                           (i) Payment of such amount in one lump sum in cash, or with respect to the portion of such Merged Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash); provided however, that only with respect to his or her Northeast Account, a Merged Participant may also elect an in-kind distribution or any combination of a cash and in-kind distribution, as the Merged Participant shall elect;

                           (ii) Payment of such amount directly from the Trust Fund (as adjusted for gains and losses), in uniform annual or more frequent installments of at least $100 in cash, as to which the Merged Participant (or his or her Spouse, if applicable) may elect whether the recalculation rule of Code Section 401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments) to such Merged Participant over a period not longer than the joint and last survivor expectancy of him or her and his or her Spouse, if any, reasonably determined from the expected return multiples prescribed in Treas. Reg. Section 1.72-9, or, if he or she is not married, over a period not longer than the lesser of a  the joint and last survivor expectancy of
                  him or her and his or her Beneficiary, reasonably determined from the expected return multiples prescribed in Treas. Reg. Section. 1.72-9, or

                                    b  the period determined under Proposed
                  Treas. Reg. Section 1.401(a)(9)-2 A-4 which satisfies the minimum distribution incidental benefit requirement of Code
                  Section 401(a)(9)(G);

         provided, further, that only with respect to his or her Northeast Account, a Merged Participant may also elect an in-kind distribution or any combination of a cash and in-kind distribution; or

                           (iii) Payment of such amount in the form of an
annuity contract;

provided, however, if such Merged Participant fails to make such an election, his or her Accounts shall be distributed in a lump sum cash payment.

                  (g) Distribution under subsection (a), (e) or (f) shall be made or commence not later than the earliest of

                           (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                           (ii) if he or she is not a Five Percent Owner with respect to a Plan Year ending in the calendar year in which he attains age seventy and one half, the later of a  the April 1 following the calendar year
                  in which his or her Separation from the Service occurs, or

                                    b  the April 1 following the calendar year
                  in which he or she attains age seventy and one half,

                           (iii) if he or she is such an owner, the April 1 following the calendar year in which he or she attains age seventy and one half.

               (h) At any time before a distribution under subsection (f) is made or commences, the Merged Participant may elect in accordance with the Rules of the Plan to defer such distribution until such later date as he or she shall then or subsequently specify, provided, however,

                           (i) such date shall be no later than the date referred to in subsection (g)(ii) or (g)(iii), and

                           (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection
         (g)(ii) or (g)(iii).

               (i) Notwithstanding subsection (h)(i) and (ii), for a Merged Participant who is a Five Percent Owner and has made an election permitted under
Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, the date referred to in subsection (g)(iii) shall be the later of the April 1 following the calendar year in which his or her Separation from the Service occurs or the April 1 following the calendar year in which he or she attains age seventy and one half.

               (j) In any election under subsection (h), the entire amount credited to the Merged Participant's Accounts will be distributed in a manner which satisfies the minimum distribution incidental death benefit requirements of Proposed Treas. Reg.
Section 1.401(a)(9)-2 (or any successor thereto).

                                  ARTICLE DXII

                               BENEFITS UPON DEATH

SECTION D12.1. - DESIGNATION OF BENEFICIARY

               Each Merged Participant or, within the limits of Section D12.4(b), a Surviving Spouse of any such Participant, shall have the right to designate, revoke and redesignate Beneficiaries hereunder. Subject to Section D12.2, each Merged Participant may direct payment of the Vested amount credited to his or her Accounts to such Beneficiaries. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

SECTION D12.2 - DISTRIBUTION ON DEATH

               (a) Subject to subsection (b), if a Merged Participant dies before any distribution of his or her Accounts has been made or commenced under Articles DXI, DXIII or Section 16.1 and was married on the date of his or her death, the entire Vested amount credited to his or her Accounts (as determined under Section 8.2) shall be applied to purchase a qualified preretirement survivor annuity for the life of his Surviving Spouse which shall commence on a date specified by the Spouse which is not later than the later of

                           (i) the first anniversary of the Merged Participant's death, or

                           (ii) the date on which the Merged Participant would have attained age seventy and one half.

               (b) Notwithstanding subsection (a),

                           (i) if the Vested amount credited to such Merged Participant's Accounts does not equal more than $5,000,

                           (ii) if such Merged Participant when more than thirty-five years of age, or such Merged Participant, elected to waive such preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and Spousal Consent was obtained thereto, or

                           (iii) if such Spouse, after the Merged Participant's death, elects in accordance with the Rules of the Plan to waive the survivor annuity to which such Spouse is otherwise entitled, the entire Vested amount shall be paid to the Surviving Spouse in one lump sum in cash or, if the Surviving Spouse so elects with respect to the portion of such Merged Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) not later than the first anniversary of the Merged Participant's death, unless another manner of payment is elected under Section D12.4. Any election under paragraph (ii) may be revoked or made again at any time during the applicable Election Period.

                  (c)      Upon the death of a Merged Participant

                           (i) who was not married on the date of his or her death, or

                           (ii) who had not yet received the entirety of his or her distribution from the Plan under Section D11.3(d),

the entire Vested amount credited to his or her Accounts or any remaining balance of his or her distribution shall be paid, as described in Section D12.5, to the Merged Participant's Beneficiary.

SECTION D12.3 - SPOUSE'S ELECTION OF OTHER PAYMENT METHODS

               (a) A Surviving Spouse who is entitled to a lump sum distribution under Section D12.2(b)(ii) or (iii) may elect in accordance with the Rules of the Plan and on a form provided by the Administrator that in lieu of an immediate lump sum,

                           (i) payment may be deferred until the later of the dates specified in subparagraphs (ii)A and B, or

                           (ii) payment shall be made under any installment option then available under Section 11.3(b)(ii) in cash; provided, however, such installment shall commence not later than the later of a  the first anniversary of the Merged
                  Participant's death, or

                                    b  the date on which the Merged Participant
                  would have attained age seventy and one half

         and shall continue over a period not longer than the life expectancy of such Surviving Spouse; provided, further, that with respect to the deceased Merged Participant's Northeast Account, the Surviving Spouse may elect to receive an in kind distribution or any combination of a cash and in-kind distribution, as the Surviving Spouse shall elect.

               (b) If a Surviving Spouse dies before receiving the entire distribution otherwise due under subsection (a), the balance of the distribution shall be paid in one lump sum promptly to the Beneficiary designated by the Surviving Spouse or, if none, to the then surviving person with the highest priority under Section D12.2(d).

SECTION D12.4 - PAYMENTS TO BENEFICIARIES

               (a) Amounts payable to any Beneficiary (or any other person entitled thereto under Section D12.2(c) or (d)) shall be paid

                           (i) in one lump sum in cash or, if the Beneficiary so elects with respect to any portion of the Merged Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) not later than the first anniversary of the Merged Participant's death, or

                           (ii) under the installment option described in
         Section 11.3(b)(ii).

If a Beneficiary receiving installment payments under this Section dies, the balance then due shall be paid in cash in one lump sum to the then surviving person with highest priority under Section D12.2(d).

               (b) Any distribution under subsection (a)

                           (i) must be completed within five years of the Merged Participant's death, or

                           (ii) must be made over the life or life expectancy of such Beneficiary (or person) with distributions commencing within one year of the Participant's death.

               (c) If payment has commenced prior to the Merged Participant's death, payment of such Merged Participant's Accounts shall be made in such a manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Merged Participant's death.

SECTION D12.5 - EXPLANATION OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY

               The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

                           (a) to a Merged Participant who is a Merged
         Participant on his or her thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his or her thirty-second birthday occurs;

                           (b) to a Merged Participant who becomes a Merged Participant after his thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he or she becomes a Merged Participant; and

                           (c) to a Merged Participant who has a Separation from the Service prior to his or her thirty-second birthday, within one year of his or her Separation from the Service, or such longer period as is allowed under Code Section 417(a)(3).

                                  ARTICLE DXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION D13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  (a) Subject to subsections (d) and (e), if a Merged Participant's Separation from the Service is due to resignation or discharge, the Vested amount credited to his or her Accounts shall be applied to purchase

                           (i) if he or she is married, a Joint and Survivor Annuity, or

                           (ii) if he or she is not married, a life annuity for his benefit,

commencing, in either case, not later than the April 1 following the calendar year of his or her attainment of age seventy and one half, as the Merged Participant (and his Spouse, if any,) shall specify in accordance with Rules of the Plan.

                  (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Merged Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the actuary may prescribe), with

                           (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                                    a     the right of the Merged Participant to
                  make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    b     the relative financial effect on his
                  or her Accounts of an election under subsection (d),

                                    c     the right of the Merged Participant's
                  Spouse under subsection (d),

                                    d     the right of the Merged Participant
                  under subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Merged Participant upon his first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his or her Accounts of making an election under subsection (d).

                  (c) The items furnished under subsection (b) shall be written in non-technical language, with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Merged Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

                  (d) Notwithstanding subsection (a) and subject to subsection
(e), if a Merged Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Merged Participant shall receive the Vested amount credited to his or her Accounts in any option available under Section D11.3(f) payable on a date which he or she shall elect in writing in accordance with Code Section 411(a)(11) but not later than the April 1 following the calendar year of his attainment of age seventy and one half. Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection (b) that the written explanation described in paragraph (b)(i) be provided not less than 30 days before the Annuity Starting Date, a Merged Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph
(b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Merged Participant, provided that

                           (i) the Administrator shall provide information to the Merged Participant clearly indicating that such Merged Participant has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                           (ii) the Merged Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant,

                           (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Merged Participant, and

                           (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Merged Participant.

                  (e) Notwithstanding subsections (a) and (d), if the Vested amount credited to a Merged Participant's Accounts does not exceed $5,000, such Merged Participant shall receive such amount in one lump sum in cash not later than the earlier of

                           (i) six months after the end of the Plan Year in which such Separation from the Service occurs or

                           (ii) sixty days after the end of the Plan Year in which his or her Normal Retirement Date occurs.

                                  SUPPLEMENT E
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the World Color Press, Inc. 401(k) Retirement Savings Plan (the "Book Services Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement E shall apply solely to Participants (as defined below).

                                   ARTICLE EI

                                   DEFINITIONS

SECTION E1.1 - ACCOUNTS

               "Accounts" of a Book Services Participant shall also include his or her accounts established pursuant to the Book Services Plan as well as his or her Book Services Prior Account established pursuant to the Prior Plan.

SECTION E1.2 -  BOOK SERVICES PARTICIPANT

               "Book Services Participant" shall include each participant in the Book Services Plan on the Merger Date for whom the Company maintains Book Services Accounts under the Plan.

SECTION E1.3 - BOOK SERVICES PLAN

               "Book Services Plan" shall mean the World Color Press, Inc. 401(k) Retirement Savings Plan which was merged into the Plan, effective as of the Merger Date.

SECTION E1.4 - BOOK SERVICES PRIOR ACCOUNT

               "Book Services Prior Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of his or her Prior Before-Tax Account, Prior Matching Account and Prior Rollover Account established pursuant to the Book Services Plan in order to hold accounts transferred from the Prior Plan to the Book Services Plan. Book Services Prior Accounts are classified as Vested Merged Accounts.

SECTION E1.5 - BOOK SERVICES PRIOR BEFORE-TAX ACCOUNT

               "Book Services Prior Before-Tax Account" shall mean the individual account in the Plan established for a Participant or Merged Participant as of the Merger Date which consists of contributions to the Participant's or Merged Participant's Prior Before-Tax Account established pursuant to the Book Services Plan in order to hold before-tax contributions under the Prior Plan which were transferred to the Book Services Plan. Book Services Prior Before-

Tax Accounts are classified as Vested Merged Accounts. A Participant's Book Services Prior Before-Tax Account is a sub-account of his or her Deferred Compensation Account.

SECTION E1.6 - BOOK SERVICES PRIOR MATCHING ACCOUNT

               "Book Services Prior Matching Account" shall mean the individual account in the Plan established for a Participant or Merged Participant as of the Merger Date which consists of contributions to the Participant's or Merged Participant's Prior Matching Account established pursuant to the Book Services Plan in order to hold matching contributions under the Prior Plan which were transferred to the Book Services Plan. Book Services Prior Matching Accounts are classified as Vested Merged Accounts. A Participant's Book Services Prior Matching Account is a sub-account of his or her Matching Account.

SECTION E1.7 - BOOK SERVICES PRIOR ROLLOVER ACCOUNT

               "Book Services Prior Rollover Account" shall mean the individual Account in the Plan established for a Participant or Merged Participant as of the Merger Date which consists of contributions transferred or rolled over to the Prior Plan by the Participant or Merged Participant which were subsequently transferred to the Book Services Plan where such Accounts were maintained in such Participant's Book Services Prior Rollover Account. Book Services Prior Rollover Accounts are classified as Vested Merged Accounts. A Participant's Book Services Prior Rollover Account is a sub-account of his or her Rollover Account.

SECTION E1.8 - COMPENSATION

               For purposes of Articles EIII and EV, "Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (a) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), and

                           (b) only for Highly Compensated Employees, excluding the value of any nonqualified stock options granted to or exercised by such Employee and income from the sale of Company Stock acquired through the exercise of employer stock options;

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION E1.9 - HOUR OF SERVICE

                  (d) Hours of Service of a Book Services Participant shall include all hours that such Participant had accrued under the Book Services Plan and the Prior Plan prior to the Merger Date.

SECTION E1.10 - MERGED PARTICIPANT

               "Merged Participant" shall include a Book Services Participant.

SECTION E1.11 - MERGER DATE

               "Merger Date" shall mean June 1, 1998 which is the date that the Book Services Plan merged into the Plan.

SECTION E1.12 - PARTICIPANT

                  "Participant" shall include

                           (a) each Book Services Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Book Services Plan but for the merger of the Book Services Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Book Services Plan.

SECTION E1.13 - PRIOR PLAN

               "Prior Plan" shall mean the Rand McNally & Company 401(k) Retirement Savings Plan from which certain Prior Accounts were transferred to the Plan after the Company acquired the Book Division of Rand McNally & Company on January 17, 1997.

SECTION E1.14 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Book Services Participant shall include all years of vesting service under the Book Services Plan that such Book Services Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                  ARTICLE EIII

                             PARTICIPANTS' DEFERRALS

SECTION E3.1 - DEFERRAL OF COMPENSATION

               (a) Each Participant may elect, in accordance with the Rules of the Plan, to defer for any Plan Year, the lesser of

                           (i) except as provided in subsection (b), any whole number percentage, which is not less than 1% nor more than 15% (or such other percentage as is established by the Administrator), of his or her Compensation for each Payday after his or her election hereunder in such Plan Year, and

                           (ii) such amount as will not cause the total of such deferrals for any calendar year to exceed the excess of $7,000 (adjusted for increases in the cost of living for such calendar year as described in Code Section 402(g)(5)) over any amounts described in Code
         Section 402(g)(3) for such calendar year and not deferred hereunder.

                  (b) A Merged Participant who deferred 16% of his or her Compensation under the Book Services Plan on May 31, 1998 may continue to defer such amount under the Plan on and after June 1, 1998; provided, however, if such Merged Participant subsequently reduces his or her Compensation deferrals to 15 % or less, he or she shall not be permitted to defer more than 15% of his or her Compensation at any time thereafter.

                                   ARTICLE EV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION E5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) Except as provided in Section 17.4(a) and 5.5, each Participant who deferred Compensation during the Payday in question shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account in an amount which is equal to the sum of

                           (i) 25% of his or her Deferred Compensation up to 3% of his or her Compensation for such Payday, and

                           (ii) 10% of his or her Deferred Compensation for such Payday from 4% to 6% of his or her Compensation;

provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions) upon notification to Participants prior to the beginning of the period for which such changes apply.

                                   ARTICLE IX

                              WITHDRAWALS AND LOANS

SECTION E9.5 - LOANS TO PARTICIPANTS

                           (b) (iii) A Participant may not have more than one loan outstanding at any one time under the Plan; provided, however, that a Merged Participant who has two outstanding loans under the Book Services Plan as of the Merger Date may continue such loans under the Plan. However, such Merged Participant must repay his or her loans established under the Book Services Plan before he or she may take another loan from the Plan. Thereafter, such Merged Participant shall be limited to one loan outstanding at any one time under the Plan. A Participant may refinance his existing loan under the Plan in accordance with the Rules of the Plan.

                                  SUPPLEMENT F
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Ringier America Employee Savings Plan (the "Ringier Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement F shall apply solely to Participants (as defined below).

                                   ARTICLE FI

                                   DEFINITIONS

SECTION F1.1 - ACCOUNTS

               "Accounts" of a Ringier Participant shall also include his or her accounts established pursuant to the Ringier Plan including his or her Ringier Employer Matching Contribution Account.

SECTION F1.2 - COMPENSATION

               For purposes of Articles III and FV, "Compensation" of a Participant for any Plan Year shall mean all regular base compensation paid to him or her in that Plan Year for services rendered to the Company as an Employee, (including draw which, for sales employees shall consist of regular weekly pay but shall not include other payments made under any sales commission program),

                           (i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(a)(8) (401(k) plans), 402(h) or 403(b), and

                           (ii) excluding overtime, commissions, bonuses and other extra compensation, all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits (including severance benefits) (even if includable in gross income) and imputed income amounts, but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION F1.3 - HOUR OF SERVICE

               (d) Hours of Service of a Ringier Participant shall include all hours that such Participant had accrued under the Ringier Plan prior to the Merger Date.

SECTION F1.4 - MERGED PARTICIPANT

               "Merged Participant" shall include a Ringier Participant.

SECTION F1.5 - MERGER DATE

               "Merger Date" shall mean June 1, 1998 which is the date that the Ringier Plan merged into the Plan.

SECTION F1.6 - PARTICIPANT

                  "Participant" shall include

                           (a) each Ringier Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Ringier Plan but for the merger of the Ringier Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Ringier Plan.

SECTION F1.7 - RINGIER EMPLOYER MATCHING CONTRIBUTIONS ACCOUNT

               "Ringier Employer Matching Contributions Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Employer Contributions Account established pursuant to the Ringier Plan in accordance with Section 4.1(b) thereof. Ringier Employer Matching Contributions Accounts are classified as Vested Merged Accounts.

SECTION F1.8 - RINGIER PARTICIPANT

               "Ringier Participant" shall include each participant in the Ringier Plan on the Merger Date for whom the Company maintains Ringier Accounts under the Plan.

SECTION F1.9 - RINGIER PLAN

               "Ringier Plan" shall mean the Ringier America Employee Savings Plan which was merged into the Plan, effective as of the Merger Date.

SECTION F1.10 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Ringier Participant shall include all years of vesting service under the Ringier Plan that such Ringier Participant had accrued prior to the Merger Date calculated in accordance with
Section 1.62.

                                   ARTICLE FV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION F5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) (i) Except as provided in Section 17.4(a), 5.5 and paragraph (ii), each Participant who deferred Compensation during the Payday in question shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account in an amount which is equal to 25 % of his or her Deferred Compensation for such Payday up to 6 % of his or her Compensation; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which such changes apply.

                           (ii) Effective only for the Plan Year ending December 31, 1998, a Participant who a  defers Compensation for one or more
                  Paydays in the Plan Year at a rate in excess of 6% of his or her Compensation, and

                                    b  ceases or reduces his or her deferrals in
                  that Plan Year whether by reason of the limitations of Section
                  3.5 or Code Section 402(g) is required to do so or otherwise,

         additional Company contributions to such Participant's Matching Account shall be made as of December 31, 1998 so that the aggregate of the Company's contributions to his or her Matching Account for the Plan Year shall be equal to 25 % of his or her Deferred Compensation up to 6 % of his or her Compensation for such Plan Year.

                                  ARTICLE FVIII

                              VESTING OF INTERESTS

SECTION F8.1 - VESTING OF ACCOUNTS

                  A Merged Participant who was a participant in the WAK Plan prior to January 1, 1991 shall have a Vested interest in his Ringier Employer Matching Contributions Account.

                                  SUPPLEMENT G
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Shea Communications Company Thrift Investment Plan (the "Shea Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement G shall apply solely to Participants (as defined below).

                                   ARTICLE GI

                                   DEFINITIONS

SECTION G1.1 - ACCOUNTS

               "Accounts" of a Shea Participant shall also include his or her accounts established pursuant to the Shea Plan, including his or her Shea After-Tax Account and Shea Matching Contribution Account as well as his or her Adtech Accounts established pursuant to the Old Plan.

SECTION G1.2 - ADTECH

               "Adtech" means Adtech Printing Corporation d/b/a Oklahoma Graphics which adopted the Shea Plan effective as of September 3, 1987.

SECTION G1.3 - ADTECH ACCOUNTS

               "Adtech Accounts" of a Merged Participant shall mean his or her accounts under the Old Plan as of September 2, 1987 which were transferred to the Shea Plan. Adtech Accounts are classified as Vested Merged Accounts.

SECTION G1.4 - ADTECH PARTICIPANT

               "Adtech Participant" means an employee of Adtech on September 3, 1987 who participated in the Old Plan and became a Shea Participant.

SECTION G1.5 - ANNUITY STARTING DATE

               "Annuity Starting Date" shall mean

                           (a) the first day of the first period for which a benefit is payable as an annuity to an Adtech Participant, or

                           (b) in the case of a benefit not payable in the form of an annuity, the first day which all events have occurred which entitle an Adtech Participant to such benefit.

SECTION G1.6 - COMPENSATION

               For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (a) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), and

                           (b) excluding employer FICA taxes and employer contributions under the Plan, deferred compensation to the extent not currently taxable to the Participant, sick pay paid through any Company sponsored short-term or long-term disability income plan, severance pay, the imputed value of group term life insurance, cash and noncash fringe benefits including taxable fringe benefits from the use of company-owned vehicles, reimbursements and expense allowances, moving expenses, welfare benefits and other amounts which receive special tax benefits;

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION G1.7 - ELECTION PERIOD

               "Election Period" means:

                           (a) In the case of an election under Section G11.3(d) to waive the Joint and Survivor Annuity, the period beginning 90 days before the Adtech Participant's Annuity Starting Date and ending on the latest of

                                    (i)  the Adtech Participant's Annuity
                  Starting Date,

                                    (ii) the ninetieth day after the mailing or
                  personal delivery to him or her of the explanation described in Section G11.3(b)(i), or

                                    (iii) the sixtieth day after the mailing or
                  personal delivery to him or her of information he or she has requested under Section G11.3(b)(ii).

                           (b) In the case of an election under Section G13.1(d) to waive the Joint and Survivor Annuity, the period beginning on the date of his Separation from the Service and ending on the latest of

                                    (i)  the date 90 days thereafter,

                                    (ii) the date 90 days before his Annuity
                  Starting Date,

                                    (iii) the ninetieth day after the mailing or
                  personal delivery to him or her of the explanation described in Section G13.1(b)(i), or

                                    (iv) the sixtieth day after the mailing or
                  personal delivery to him or her of information he has requested under Section G13.1(b)(ii).

                  (c) In the case of an election under Section G12.2(b)(ii) to waive the Survivor Annuity,

                           (i) by a former Adtech Participant who has had a Separation from the Service, the period which begins on the date of his or her Separation from the Service and ends on the date of his or her death, or

                           (ii) otherwise, the period which begins on the first day of the Plan Year in which the Adtech Participant attains age thirty-five and ends on the date of his or her death.

SECTION G1.8 - HOUR OF SERVICE

               (d) Hours of Service of a Shea Participant shall include all hours that such Participant had accrued under the Shea Plan and the Old Plan, if any, prior to the Merger Date.

SECTION G1.9 - JOINT AND SURVIVOR ANNUITY

               "Joint and Survivor Annuity" shall mean an annuity for the life of the Adtech Participant with a survivor annuity for the life of his or her Surviving Spouse for fifty percent of the amount of the annuity which is payable during the joint lives of the Adtech Participant and his or her Adtech Spouse, and which is the actuarial equivalent of an annuity for the life of the Adtech Participant.

SECTION G1.10 - MERGED PARTICIPANT

               "Merged Participant" shall include a Shea Participant who may also be an Adtech Participant.

SECTION G1.11 - MERGER DATE

               "Merger Date" shall mean June 1, 1998 which is the date that the Shea Plan merged into the Plan.

SECTION G1.12 - OLD PLAN

               "Old Plan" shall mean the Retirement Savings Plan and Trust for Employees of Oklahoma Publishing Company and Affiliated Corporations.

SECTION G1.13 - PARTICIPANT

               "Participant" shall include

                           (a) each Shea Participant, and

                   (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Shea Plan but for the merger of the Shea Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Shea Plan.

SECTION G1.14 - SHEA AFTER-TAX ACCOUNT

               (a) "Shea After-Tax Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Merged Participant to such Participant's After-Tax Account established pursuant to the Shea Plan in accordance with
Section 3.1 thereof. Shea After-Tax Accounts are classified as Vested Merged Accounts.

               (b) Shea After-Tax Accounts shall consist of two sub-accounts, the "Pre-1987 Shea After-Tax Sub-Account" (which consist of allocations to his After-Tax Account made prior to January 1, 1987 under the Shea Plan, including transfers thereto attributable to personal after-tax contributions made prior to January 1, 1987 together with earnings thereon) and the "Post-1986 Sea After-Tax Sub-Account" (which consist of allocations to his After-Tax Account made after December 31, 1986 under the Shea Plan, including transfers thereto attributable to after-tax personal contributions made after December 31, 1986 together with earnings thereon).

SECTION G1.15 - SHEA MATCHING CONTRIBUTION ACCOUNT

               "Shea Matching Contribution Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Matching Contribution Account established pursuant to the Shea Plan in accordance with Section 3.2 thereof. Shea Matching Contribution Accounts are classified as Non-Vested Merged Accounts.

SECTION G1.16 - SHEA PARTICIPANT

               "Shea Participant" shall include any person who was a participant in the Shea Plan on the Merger Date for whom the Company maintains Shea Accounts under the Plan.

SECTION G1.17 - SHEA PLAN

               "Shea Plan" shall mean the Shea Communications Company Thrift Investment Plan which was merged into the Plan, effective as of the Merger Date.

SECTION G1.18 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Shea Participant shall include all years of vesting service under the Shea Plan that such Shea Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                  ARTICLE GVIII

                              VESTING OF INTERESTS

SECTION G8.1 - VESTING OF ACCOUNTS

                  (b) For a Participant who was hired by the Company on or before June 1, 1998, the Vested portion of his or her Profit-Sharing Account, Matching Account and Non-Vested Merged Accounts, if any, shall be the percentage of such Accounts shown on the following table:

           YEARS OF VESTING SERVICE                        VESTED PERCENTAGE
           ------------------------                        -----------------
                  less than 2                                     0%

                   2 or more                                     100%



                                   ARTICLE GIX
                              WITHDRAWALS AND LOANS

SECTION G9.2 - HARDSHIP WITHDRAWAL FROM ADTECH ACCOUNTS

               (h) Spousal Consent shall be obtained prior to any withdrawal under this Section from any portion of a Adtech Participant's Accounts.

SECTION G9.3 - OPTION TO WITHDRAW

               (c) Spousal Consent shall be obtained for any withdrawal of an Adtech Participant's Accounts under this Section.

               (d) Each Merged Participant who is Vested in his or her Shea Matching Contribution Account may elect, subject to the Rules of the Plan, to withdraw all or a part of his or her Shea Matching Contribution Account in cash or, with respect to any portion of such Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) unless the Merged Participant elects to receive all of such amount in cash, valued as of the last Valuation Date; provided, however, that the following conditions are satisfied:

                           (i) The Merged Participant must withdraw the maximum amount permitted under subsection (b) and Section G9.6.

                           (ii) The Merged Participant may not withdraw the value of matching contributions made within the previous two years unless he has at least five Years of Vesting Service.

                           (iii) No more than one such withdrawal may be made in any six month period.

                           (iv) The minimum amount of any withdrawal shall be the lesser of $200, or the entire amount available for such a withdrawal.

                           (v) The amount of any such withdrawal shall be reduced by any outstanding loan which is secured by his or her Shea Matching Contribution Account pursuant to Sections 9.5 or G9.5.

                           (vi) Spousal Consent shall be obtained for any withdrawal by an Adtech Participant of his or her matching contributions under the Adtech Plan, if any, under this Section.

SECTION G9.5 - LOANS TO PARTICIPANTS

                  (b) (xvii) Spousal Consent shall be obtained for any loan which is secured by an Adtech Participant's Accounts during the 90-day period ending of the date such security is given.

SECTION G9.6 - WITHDRAWAL OF SHEA AFTER-TAX ACCOUNTS

               A Merged Participant may make a withdrawal of up to 100% of his Shea After-Tax Account in cash or, with respect to any portion of such Account of the Participant invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) unless the Participant elects to receive all of such amount in cash; provided, however, that the following conditions are satisfied:

                           (a) The amount of any such withdrawal shall be reduced by any outstanding loan which is secured by his or her Shea After-Tax Account pursuant to Sections 9.5 and G9.5.

                           (b) Any such withdrawal shall be charged against the sub-accounts under the Shea After-Tax Account in the following order:

                                    (i)  Pre-1987 Shea After-Tax Sub-Account, up
                  to the total amount of such after-tax contributions (excluding earnings);

                                    (ii) Post-1986 Shea After-Tax Sub-Account,
                  up to the full value of such sub-account, including earnings, and

                                    (iii) earnings on the Pre-1987 Shea
                  After-Tax Sub-Account.

                           (c) Spousal Consent shall be obtained for any withdrawal by an Adtech Participant of his or her after-tax contributions under the Adtech Plan, if any, under this Section.

                                   ARTICLE GXI

                            BENEFITS UPON RETIREMENT

SECTION G11.3 - DISTRIBUTION OF ACCOUNTS

               (a) Subject to subsections (d) and (e), on a Adtech Participant's Normal or Disability Retirement Date, the entire amount credited to his or her Accounts shall be applied to purchase

                           (i) if he or she is married, a Joint and Survivor Annuity, or

                           (ii) if he or she is not married, a life annuity for
                   his benefit.

               (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Adtech Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the Secretary may prescribe), with

                           (i)  a written explanation of the terms and
         conditions of the Joint and Survivor Annuity, including

                                    a    the right of the Adtech Participant to
                  make, and the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                                    b    the relative financial effect on his
                  Accounts of an election under subsection (d),

                                    c    the right of the Adtech Participant's
                  Spouse under subsection (d),

                                    d    the right of the Adtech Participant
                  under subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Adtech Participant upon his or her first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his or her Accounts of making an election under subsection (d).

               (c) The items furnished under subsection (b) shall be written in non-technical language with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Adtech Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

               (d) Notwithstanding subsection (a) and subject to subsection (e), if an Adtech Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Participant may elect to receive the entire amount credited to his Accounts under one of the options available under
Section 11.3. Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection
(b) that the written explanation described in (b)(i) be provided not less than 30 days before the Annuity Starting Date, an Adtech Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph (b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Adtech Participant, provided that

                           (i) the Administrator shall provide information to the Adtech Participant clearly indicating that the Adtech Participant has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                           (ii) the Adtech Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to the Adtech Participant,

                           (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Adtech Participant, and

                           (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Adtech Participant.

                  (e) Notwithstanding subsections (a) and (d), if the entire amount credited to a Adtech Participant's Accounts does not exceed $5,000, such Adtech Participant shall receive such amount in one lump sum in cash; in accordance with subsection (f).

                  (f) Distribution under subsection (a), (d) or (e) shall be made or commence not later than the earliest of

                           (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                           (ii) if he or she is not a Five Percent Owner of the Company or a Company Affiliate with respect to a Plan Year ending in the calendar year in which he or she attains age seventy and one half, the later of a  the April 1 following the calendar year
                  in which his or her Separation from the Service occurs, or

                                    b  the April 1 following the calendar year
                  in which he or she attains age seventy and one half,

                           (iii) if he or she is such a Five Percent Owner, the April 1 following the calendar year in which he or she attains age seventy and one half.

                  (g) At any time before a distribution under subsection (d) is made or commences, the Adtech Participant may elect in accordance with the Rules of the Plan to defer such distribution until such later date as he shall then or subsequently specify, provided, however,

                           (i) such date shall be no later than the date referred to in subsection (f)(ii) or (f)(iii), and

                           (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection
         (f)(ii) or (f)(iii).

                  (h) Notwithstanding subsection (g)(i) and (ii), for an Adtech Participant who is a Five Percent Owner and has made an election permitted under
Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, the date referred to in subsection (g)(iii) shall be the later of the April 1 following the calendar year in which his or her Separation from the Service occurs or the April 1 following the calendar year in which he or she attains age seventy and one half.

                  (i) In any election under subsection (g), the entire amount credited to the Adtech Participant's Accounts will be distributed in a manner which satisfies the minimum distribution incidental death benefit requirements of Proposed Treas. Reg. Section 1.401(a)(9)-2 (or any successor thereto).

                                  ARTICLE GXII

                               BENEFITS UPON DEATH

SECTION G12.2 - DISTRIBUTION ON DEATH

               (a) Subject to subsection (b), if an Adtech Participant dies before any distribution of his or her Accounts has been made or commenced under Article GXI or GXIII or Section 16.1 and was married on the date of his or her death, the entire Vested amount credited to his or her Accounts (as determined under Section 8.2) shall be applied to purchase a qualified preretirement survivor annuity for the life of his or her Adtech Surviving Spouse, if any, which shall commence on a date specified by the Adtech Spouse which is not later than the later of

                   (i) the first anniversary of the Adtech Participant's death, or

                   (ii) the date on which the Adtech Participant would have attained age 70 1/2,

               (b) Notwithstanding subsection (a),

                   (i) if the Vested amount credited to such Adtech Participant's Accounts does not equal more than $5,000,

                   (ii) if such Adtech Participant when more than thirty-five years of age, or such former Adtech Participant, elected to waive such preretirement survivor annuity during the applicable Election Period in accordance with the Rules of Plan and Spousal Consent was obtained thereto, or

                   (iii) if such Adtech Spouse, after the Adtech Participant's death, elects in accordance with the Rules of the Plan to waive the survivor annuity to which such Spouse is otherwise entitled, the Vested amount credited to his Accounts shall be paid to the Adtech Surviving Spouse or other properly designated Beneficiary in one lump sum in cash or, if the Surviving Spouse so elects with respect to any portion of the Adtech Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash), not later than the first anniversary of the Adtech Participant's death, unless another manner of payment is elected under Section G12.4. Any election under paragraph (ii) may be revoked or made again at any time during the applicable Election Period.

               (c) Upon the death of an Adtech Participant

                   (i)  who was not married on the date of his or her death, or

                   (ii) who had not yet received the entirety of his or her distribution from the Plan under Section 11.3,

the Vested amount credited to his or her Accounts or any remaining balance of his or her distribution shall be paid, as described in Section G12.5, to such Adtech Participant's Beneficiary.

               (d) If payment has commenced prior to the Adtech Participant's death, payment of an Adtech Participant's Accounts shall be paid in such a manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Adtech Participant's death.

SECTION G12.4 - ADTECH SPOUSE'S ELECTION OF OTHER PAYMENT METHODS

                  An Adtech Surviving Spouse who is entitled to a lump sum distribution under Section G12.2(b)(ii) or (iii) may elect in accordance with the Rules of the Plan that in lieu of an immediate lump sum, the lump sum payment may be deferred until the date that the Adtech Participant would have attained age 70 1/2.

SECTION G12.5 - PAYMENTS TO BENEFICIARIES

                  Amounts payable to any Beneficiary of an Adtech Participant shall be paid in one lump sum in cash or, with respect to any portion of the Adtech Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) unless the Beneficiary elects to receive all of such amount in cash, not later than the first anniversary of the Adtech Participant's death.

SECTION G12.6 - EXPLANATION OF QUALIFIED PRERETIREMENT SURVIVOR ANNUITY

                  The Administrator shall provide a written explanation of the qualified preretirement survivor annuity (as defined in Code Section 417(c)):

                           (a) to an Adtech Participant who is a Adtech
         Participant on his or her thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which his or her thirty-second birthday occurs;

                           (b) to an Adtech Participant who becomes an Adtech Participant after his or her thirty-second birthday, within the three Plan Year period commencing with the Plan Year in which he or she becomes a Participant; and

                           (c) to a former Adtech Participant who has a Separation from the Service prior to his or her thirty-second birthday, within one year of his or her Separation from the Service, or such longer period as is allowed under Code Section 417(a)(3).

                                  ARTICLE GXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION G13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  (a) Subject to subsections (d) and (e), if an Adtech Participant's Separation from the Service is due to resignation or discharge, the Vested amount credited to his or her Accounts shall be applied to purchase

                           (i) if he or she is married, a Joint and Survivor Annuity, or

                           (ii) if he or she is not married, a life annuity for his benefit,

commencing, in either case, on a date not earlier than the Adtech Participant's fifty-fifth birthday, and not later than the April 1 following the calendar year of his attainment of age seventy and one half, as the Adtech Participant (and his Adtech Spouse, if any,) shall specify in accordance with Rules of the Plan.

               (b) Not more than 90 days before (and not less than 30 days before) the Annuity Starting Date, each Adtech Participant who may be affected by this Section shall be furnished, by mail or personal delivery (and consistent with such regulations as the actuary may prescribe), with

                   (i) a written explanation of the terms and conditions of the Joint and Survivor Annuity, including

                         a    the right of the Adtech Participant to make, and
                  the effect of, an election under subsection (d) to waive the Joint and Survivor Annuity,

                         b    the relative financial effect on his Accounts of
                  an election under subsection (d),

                         c    the right of the Adtech Participant's Adtech
                  Spouse under subsection (d),

                         d    the right of the Adtech Participant under
                  subsection (d) to revoke an election made under subsection (d) and the effect thereof, and

                           (ii) a statement that the Administrator will furnish the Adtech Participant upon his first written request within sixty days after the mailing or personal delivery to him or her of the notice required under this subsection, a detailed statement as to the financial effect upon his Accounts of making an election under subsection (d).

               (c) The items furnished under subsection (b) shall be written in non-technical language, with the financial effects referred to being given in terms of dollars per monthly payment. Such information shall be delivered personally to the Adtech Participant or mailed to him or her (first class mail, postage prepaid) within thirty days after receipt by the Administrator of such written request.

               (d) Notwithstanding subsection (a) and subject to subsection (e), if a Adtech Participant described in subsection (a) elects during the applicable Election Period with Spousal Consent to waive such annuity in accordance with the Rules of the Plan, such Adtech Participant shall receive the Vested amount credited to his Accounts in one lump sum in cash or, if the Adtech Participant so elects with respect to any portion of the Adtech Participant's Accounts invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash), payable on a date which he shall elect in writing in accordance with Code Section 411(a)(11) but not later than the April 1 following the calendar year of his or her attainment of age seventy and one half. Any such election may be revoked or made again at any time during the applicable Election Period. Notwithstanding the requirement under subsection (b) that the written explanation described in paragraph (b)(i) be provided not less than 30 days before the Annuity Starting Date, an Adtech Participant, after having received the written explanation of the Joint and Survivor Annuity described in paragraph (b)(i), may make an election under this subsection, with Spousal Consent thereto, less than 30 days after the written explanation was provided to the Adtech Participant, provided that

                           (i) the Administrator shall provide information to the Adtech Participant clearly indicating that the Adtech Participant has the right to an Election Period to consider whether to waive the Joint and Survivor Annuity and consent to a distribution other than the Joint and Survivor Annuity and that such period shall be at least 30 days in duration,

                           (ii) the Adtech Participant shall be permitted to revoke the distribution election under this subsection at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins on the day after the written explanation of the Joint and Survivor Annuity is provided to the Adtech Participant,

                           (iii) the Annuity Starting Date is after the date that the written explanation of the Joint and Survivor Annuity is provided to the Adtech Participant, and

                           (iv) the distribution in accordance with the election under this subsection does not commence before the expiration of the seven-day period that begins the day after the explanation of the Joint and Survivor Annuity is provided to the Adtech Participant.

               (e) Notwithstanding subsections (a) and (d), if the Vested amount credited to an Adtech Participant's Accounts does not exceed $5,000, such Adtech Participant shall receive such amount in one lump sum in cash, not later than the earlier of

                           (i) six months after the end of the Plan Year in which such Separation from the Service occurs or

                           (ii) sixty days after the end of the Plan Year in which his or her Normal Retirement Date occurs.

                                  SUPPLEMENT H
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

               This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Midwest Litho Arts 401(k) and Profit-Sharing Plan (the "Midwest Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement H shall apply solely to Participants (as defined below).

                                   ARTICLE HI

                                   DEFINITIONS

SECTION H1.1 - ACCOUNTS

               "Accounts" of a Midwest Participant shall also include his or her accounts established pursuant to the Midwest Plan, including his or her Midwest Matching Account.

SECTION H1.2 - COMPENSATION

               For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his Statutory Compensation but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION H1.3 - HOUR OF SERVICE

               (d) Hours of Service of a Midwest Participant shall include all hours that such Participant had accrued under the Midwest Plan prior to the Merger Date.

SECTION H1.4 - MERGED PARTICIPANT

               "Merged Participant" shall include a Midwest Participant.

SECTION H1.5 - MERGER DATE

               "Merger Date" shall mean June 1, 1998 which is the date that the Midwest Plan merged into the Plan.

SECTION H1.6 - MIDWEST MATCHING ACCOUNT

               "Midwest Matching Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Matching Account established pursuant to the Midwest Plan in accordance with Section 5.2(b) thereof. Midwest Matching Accounts are classified as Vested Merged Accounts.

SECTION H1.7 - MIDWEST PARTICIPANT

               "Midwest Participant" shall include each participant in the Midwest Plan on the Merger Date for whom the Company maintains a Midwest Matching Account under the Plan.

SECTION H1.8 - MIDWEST PLAN

               "Midwest Plan" shall mean the Midwest Litho Arts 401(k) and Profit-Sharing Plan which was merged into the Plan, effective as of the Merger Date.

SECTION H1.9 - PARTICIPANT

               "Participant" shall include

                           (a) each Midwest Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Midwest Plan but for the merger of the Midwest Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Midwest Plan.

SECTION H1.10 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Midwest Participant shall include all years of vesting service under the Midwest Plan that such Midwest Participant had accrued prior to the Merger Date calculated in accordance with
Section 1.62.

                                  ARTICLE HVIII

                              VESTING OF INTERESTS

SECTION H8.1 - VESTING OF ACCOUNTS

                  (b) The Matching Account and Midwest Matching Account, if any, of a Participant, who was hired by the Company on or before June 1, 1998 (or would have been eligible to participate in such plan but for the merger of such plan into the Plan) shall be Vested at all times.

                                  SUPPLEMENT I
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

               This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Wessel Company, Inc. Employees Profit-Sharing 401(k) Plan & Trust (the "Wessel Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement I shall apply solely to Participants (as defined below).

                                   ARTICLE II

                                   DEFINITIONS

SECTION I1.1 - ACCOUNTS

               "Accounts" of a Wessel Participant shall also include his or her accounts established pursuant to the Wessel Plan, including his or her Wessel Personal Contributions Account, if any.

SECTION I1.2 - COMPENSATION

               For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his Statutory Compensation but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION I1.3 - HOUR OF SERVICE

               (d) Hours of Service of a Wessel Participant shall include all hours that such Participant had accrued under the Wessel Plan prior to the Merger Date.

SECTION I1.4 - MERGED PARTICIPANT

               "Merged Participant" shall include an Wessel Participant.

SECTION I1.5 - MERGER DATE

               "Merger Date" shall mean August 1, 1998 which is the date that the Wessel Plan merged into the Plan.

SECTION I1.6 - PARTICIPANT

               "Participant" shall include

                           (a) each Wessel Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Wessel Plan but for the merger of the Wessel Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Wessel Plan.

SECTION I1.7 - WESSEL PERSONAL CONTRIBUTIONS ACCOUNT

               "Wessel Personal Contributions Account" shall mean the individual account in the Plan established for a Wessel Participant as of the Merger Date which consists of contributions of the Wessel Participant under a plan which merged into the Wessel Plan.

SECTION I1.8 - WESSEL PARTICIPANT

               "Wessel Participant" shall include participant in the Wessel Plan on the Merger Date for whom the Company maintains a Wessel Personal Contributions Account under the Plan.

SECTION I1.9 - WESSEL PLAN

               "Wessel Plan" shall mean the Wessel Company, Inc. Employees Profit Sharing 401(k) Plan & Trust which was merged into the Plan, effective as of the Merger Date.

SECTION I1.10 - YEARS OF VESTING SERVICE

               Years of Vesting Service of a Wessel Participant shall include all years of vesting service under the Wessel Plan that such Wessel Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE IIX

                              WITHDRAWALS AND LOANS

SECTION I9.6 - WITHDRAWALS FROM WESSEL PERSONAL CONTRIBUTIONS ACCOUNTS

               (a) Subject to subsection (b), a Participant may make withdrawals from his or her Wessel Personal Contributions Account from time to time as permitted by the Rules of the Plan.

               (b) The amount of such withdrawal shall be reduced by any outstanding loan which is secured by his or her Accounts pursuant to Section 9.5.

                                  SUPPLEMENT J
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

               This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Northeast Graphics, Inc. Savings and Security Plan (Bindery) (the "Northeast Bindery Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement J shall apply solely to Participants (as defined below).

                                   ARTICLE JI

                                   DEFINITIONS

SECTION J1.1 - ACCOUNTS

               "Accounts" of a Northeast Bindery Participant shall also include his or her Northeast Bindery Accounts.

SECTION J1.2 - COMPENSATION

               For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i), including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b) but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION J1.3 - HOUR OF SERVICE

               (d) Hours of Service of a Northeast Bindery Participant shall include all hours that such Participant had accrued under the Northeast Bindery Plan prior to the Merger Date.

SECTION J1.4 - MERGED PARTICIPANT

               "Merged Participant" shall include a Northeast Bindery
Participant.

SECTION J1.5 - MERGER DATE

               "Merger Date" shall mean June 1, 1998 which is the date that the Northeast Bindery Plan merged into the Plan.

SECTION J1.11 - NORTHEAST BINDERY PLAN

                  "Northeast Bindery Plan" shall mean the Northeast Graphics, Inc. Savings and Security Plan (Bindery) which was merged into the Plan, effective as of the Merger Date.

SECTION J1.12 - PARTICIPANT

                  "Participant" shall include

                           (a) each Northeast Bindery Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Northeast Bindery Plan but for the merger of the Northeast Bindery Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Northeast Bindery Plan.

SECTION J1.13 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Northeast Bindery Participant shall include all years of vesting service under the Northeast Bindery Plan that such Northeast Bindery Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE JXI

                            BENEFITS UPON RETIREMENT

SECTION J11.3 - DISTRIBUTION OF ACCOUNTS

                  (h) Distributions under this Article shall be in cash or, only with respect to the Merged Participant's Northeast Bindery Account, in cash or in-kind (or any combination thereof), as elected by the Merged Participant.

                                  ARTICLE JXII

                               BENEFITS UPON DEATH

SECTION J12.2 - DISTRIBUTION ON DEATH

                  (a) Upon the death of a Participant, the Vested amount credited to his or her Accounts (as determined under Article VIII) shall be paid in cash or, only with respect to the deceased Merged Participant's Northeast Bindery Account, in cash or in kind (or any combination thereof), as elected by such Merged Participant's Surviving Spouse or other properly designated Beneficiary.

                                  ARTICLE JXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION J13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  (c) Distributions under this Article shall be in cash or, only with respect to the Participant's Northeast Bindery Account, in cash or in-kind, (or any combination thereof), as elected by the Participant.

                                       K-3
                                  SUPPLEMENT K
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Acme Printing Company, Inc. 401(k) Profit-Sharing Plan (the "Acme Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement K shall apply solely to Participants (as defined below).

                                   ARTICLE KI

                                   DEFINITIONS

SECTION K1.1 - ACCOUNTS

                  "Accounts" of an Acme Participant shall also include his or her accounts established pursuant to the Acme Plan, including his or her Acme Employer Contributions Account.

SECTION K1.2 - ACME EMPLOYER CONTRIBUTIONS ACCOUNT

                  "Acme Employer Contributions Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of discretionary contributions of the Company (and any predecessor company) to the Merged Participant's Employer Contributions Account established pursuant to the Acme Plan in accordance with Sections 4.06 and 5.01 thereof and Section 1.05(a)(2) of the adoption agreement pursuant to the Acme Plan. Acme Employer Contributions Accounts are classified as Non-Vested Merged Accounts.

SECTION K1.3 - ACME PARTICIPANT

                  "Acme Participant" shall include each participant in the Acme Plan on the Merger Date.

SECTION K1.4 - ACME PLAN

                  "Acme Plan" shall mean the Acme Printing Company, Inc. 401(k) Profit-Sharing Plan which was merged into the Plan, effective as of the Merger Date.

SECTION K1.5 - COMPENSATION

                  For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), and

                           (ii) excluding the value of a qualified or a non-qualified stock option granted to an employee by the Company to the extent such value is includable in the employee's taxable income, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION K1.6 - HOUR OF SERVICE

                  (d) Hours of Service of an Acme Participant shall include all hours that such Participant had accrued under the Acme Plan prior to the Merger Date.

SECTION K1.7 - MERGED PARTICIPANT

                   "Merged Participant" shall include an Acme Participant.

SECTION K1.8 - MERGER DATE

                   "Merger Date" shall mean January 1, 1999 which is the date that the Acme Plan merged into the Plan.

SECTION K1.9 - PARTICIPANT

                  "Participant" shall include

                           (a) each Acme Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Acme Plan but for the merger of the Acme Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Acme Plan.

SECTION K1.10 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Acme Participant shall include all years of vesting service under the Acme Plan that such Acme Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE KIX

                              WITHDRAWALS AND LOANS

SECTION K9.3 - OPTION TO WITHDRAW

                  (d) Each Merged Participant may elect, subject to the Rules of the Plan, to withdraw all or part of his or her Vested Acme Employer Contributions Account in cash or, with respect to any portion of such Account invested in the Company Stock Fund, in whole shares of Company Stock (and the equivalent of any fractional share distributed in cash) unless the Merged Participant elects to receive all of such amount in cash, valued as of the last Valuation Date; provided, however, that the Merged Participant may not withdraw the value of contributions made to his or her Acme Employer Contributions Account within the previous two years, unless he or she has completed at least 60 months of participation in the Plan and the Acme Plan.

                                  SUPPLEMENT L
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Magna Graphic, Inc. 401(k) Plan and Trust (the "Magna Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement L shall apply solely to Participants (as defined below).

                                   ARTICLE LI

                                   DEFINITIONS

SECTION L1.1 - ACCOUNTS

                  "Accounts" of a Magna Participant shall also include his or her accounts established pursuant to the Magna Plan.

SECTION L1.2 - COMPENSATION

                  For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), and

                           (ii)     excluding bonuses,

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION L1.3 - HOUR OF SERVICE

                  (d) Hours of Service of a Magna Participant shall include all hours that such Participant had accrued under the Magna Plan prior to the Merger Date.

SECTION L1.4 - MAGNA PARTICIPANT

                  "Magna Participant" shall include each participant in the Magna Plan on the Merger Date for whom the Company maintains Magna Accounts under the Plan.

SECTION L1.5 - MAGNA PLAN

                  "Magna Plan" shall mean the Magna Graphic, Inc. 401(k) Plan and Trust which was merged into the Plan, effective as of the Merger Date.

SECTION L1.6 - MERGED PARTICIPANT

                   "Merged Participant" shall include an Magna Participant.

SECTION L1.7 - MERGER DATE

                   "Merger Date" shall mean January 1, 1999 which is the date that the Magna Plan merged into the Plan.

SECTION L1.8 - PARTICIPANT

                  "Participant" shall include

                           (a) each Magna Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Magna Plan but for the merger of the Magna Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Magna Plan.

SECTION L1.9 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Magna Participant shall include all years of vesting service under the Magna Plan that such Magna Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE LV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION L5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) Except as provided in Sections 17.4(a) and 5.5(b), each Participant who is an Active Participant who made contributions to his or her Deferred Compensation Account for the Payday in question shall share in any Company contribution made pursuant to Section 4.1(b) to his or her Matching Account in an amount which is equal to 2 1/2 times of his or her Deferred Compensation for the Payday in question up to a maximum contribution of 5 % of his or her Compensation; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which such changes apply.

                                  SUPPLEMENT M
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Century Graphics Corporation Retirement Savings Plan (the "Century Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement M shall apply solely to Participants (as defined below).

                                   ARTICLE MI

                                   DEFINITIONS

SECTION M1.1 - ACCOUNTS

                  "Accounts" of a Century Participant shall also include his or her accounts established pursuant to the Century Plan including his or her Century Personal Contributions Account, if any.

SECTION M1.2 - CENTURY PARTICIPANT

                  "Century Participant" shall include each participant in the Century Plan on the Merger Date for whom the Company maintains Century Accounts under the Plan.

SECTION M1.3 - CENTURY PLAN

                  "Century Plan" shall mean the Century Graphics Corporation Retirement Savings Plan which was merged into the Plan, effective as of the Merger Date.

SECTION M1.4 - CENTURY PERSONAL CONTRIBUTIONS ACCOUNT

                  "Century Personal Contributions Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of after-tax contributions made by such Merged Participant prior to January 1, 1991 under the Century Plan pursuant to Section
3.14 thereof. Century Personal Contributions Accounts are classified as Vested Merged Accounts.

SECTION M1.5 - COMPENSATION

                  For purposes of Articles III and AV, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i)

                           (a) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b)

                           (b) excluding any amount payable as moving expenses which is includible on the Participant's Form W-2,

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION M1.6 - HOUR OF SERVICE

                  (d) Hours of Service of a Century Participant shall include all hours that such Participant had accrued under the Century Plan prior to the Merger Date.

SECTION M1.7 - MERGED PARTICIPANT

                   "Merged Participant" shall include a Century Participant.

SECTION M1.8 - MERGER DATE

                   "Merger Date" shall mean April 1, 1999 which is the date that the Century Plan merged into the Plan.

SECTION M1.9 - PARTICIPANT

                  "Participant" shall include

                           (a) each Century Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Century Plan but for the merger of the Century Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Century Plan.

SECTION M1.10 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Century Participant shall include all years of vesting service under the Century Plan that such Century Participant had accrued prior to the Merger Date calculated in accordance with
Section 1.62.

                                   ARTICLE MV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION M5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  Except as provided in Sections 17.4(a), 5.5, each Participant who deferred Compensation under the Plan for the Plan Year in question shall share in any Company contributions made pursuant to Section 4.1(b), if any, to his or her Matching Account in an amount which is equal to 10 % of his or her Deferred Compensation for such Plan Year up to 6 % of his or her Compensation during the Plan Year; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which the changes apply.

                                   ARTICLE MIX

                              WITHDRAWALS AND LOANS

SECTION M9.6 - WITHDRAWAL OF CENTURY PERSONAL CONTRIBUTIONS ACCOUNTS

                  (a) Subject to subsection (b), a Participant may make withdrawals from all or any part of his Century Personal Contributions Account upon request to the Administrator or its delegate in accordance with the Rules of the Plan.

                  (b) The amount of such withdrawal shall be reduced by any outstanding loan which is secured by his or her Accounts pursuant to Section 9.5.

                                  SUPPLEMENT N
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Dittler Brothers, Incorporated Deferred Compensation Plan (the "Dittler Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement N shall apply to Participants (as defined below).

                                   ARTICLE NI

                                   DEFINITIONS

SECTION N1.1 - ACCOUNTS

                  "Accounts" of a Dittler Participant shall also include his or her Dittler Accounts.

SECTION N1.2 - COMPENSATION

                  For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), and

                           (ii) excluding bonuses, overtime, commissions and reimbursement or other expense allowances, fringe benefits, moving expenses and welfare benefits,

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION N1.3 - DITTLER ACCOUNTS

                  "Dittler Accounts" of a Merged Participant shall include his or her Dittler Elective Deferrals Account, his or her Dittler Matching 401(k) Contributions Account, his or her Dittler Personal Contributions Account, his or her Dittler Rollover Contributions Account and his or her Dittler Employer Contributions Account.

SECTION N1.4 - DITTLER ELECTIVE DEFERRALS ACCOUNT

                  "Dittler Elective Deferrals Account shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Elective Deferrals Account established pursuant to the Dittler Plan in accordance with Sections 3.4 and 3.8.1 thereof and Article IIIA of the Adoption Agreement pursuant to the Plan. Dittler Elective Deferrals Accounts are classified as Vested Merged Accounts. A Merged Participant's Dittler Elective Deferrals Account is a sub-account of his or her Deferred Compensation Account.

SECTION N1.5 - DITTLER EMPLOYER CONTRIBUTIONS ACCOUNT

                  "Dittler Employer Contributions Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Employer Contributions Account established pursuant to the Dittler Plan in accordance with Sections 3.1 and 3.8.2 thereof and Article IVA of the Adoption Agreement pursuant to the Plan. Dittler Employer Contributions Accounts are classified as Non-Vested Merged Accounts.

SECTION N 1.6 - DITTLER MATCHING 401(K) CONTRIBUTIONS ACCOUNT

                  "Dittler Matching 401(k) Contributions Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Matching 401(k) Contributions Account established pursuant to the Dittler Plan in accordance with Section 3.5 and
3.8.4 thereof and Article IIIB of the Adoption Agreement pursuant to the Plan. Dittler 401(k) Matching Contributions Accounts are classified as Non-Vested Merged Accounts.

SECTION N1.7 - DITTLER PERSONAL CONTRIBUTIONS ACCOUNT

                  "Dittler Personal Contributions Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of after-tax contributions made by such Merged Participant under the Dittler Plan. Dittler Personal Contributions Accounts are classified as Vested Merged Accounts.

SECTION N1.8 - DITTLER ROLLOVER CONTRIBUTIONS ACCOUNT

                  "Dittler Rollover Contributions Account" shall mean shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Merged Participant to such Participant's Rollover Contributions Account established pursuant to the Dittler Plan in accordance with Sections 3.03 and 3.8.9 thereof. Dittler Rollover Contributions Accounts are classified as Vested Merged Accounts. A Merged Participant's Dittler Rollover Contributions Account is a sub-account of his or her Rollover Account.

SECTION N1.9 - DITTLER PARTICIPANT

                  "Dittler Participant" shall include each participant in the Dittler Plan on the Merger Date for whom the Company maintains Dittler Accounts under the Plan.

SECTION N1.10 - DITTLER PLAN

                  "Dittler Plan" shall mean the Dittler Brothers Incorporated Deferred Compensation Plan which was merged into the Plan, effective as of the Merger Date.

SECTION N1.11 - HOUR OF SERVICE

                  (d) Hours of Service of a Dittler Participant shall include all hours that such Participant had accrued under the Dittler Plan prior to the Merger Date.

SECTION N1.12 - MERGED PARTICIPANT

                   "Merged Participant" shall include an Dittler Participant.

SECTION N1.13 - MERGER DATE

                   "Merger Date" shall mean April 15, 1999 which is the date that the Dittler Plan merged into the Plan.

SECTION N1.14 - PARTICIPANT

                  "Participant" shall include

                           (a) each Dittler Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Dittler Plan but for the merger of the Dittler Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Dittler Plan.

SECTION N1.15 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Dittler Participant shall include all years of vesting service under the Dittler Plan that such Dittler Participant had accrued prior to the Merger Date calculated in accordance with
Section 1.62.

                                   ARTICLE NII

                                   ELIGIBILITY

SECTION N2.1 - REQUIREMENTS FOR PARTICIPATION

                  (b) Except as provided in subsections (c) and (d), each other Eligible Employee shall become a Participant as soon as administratively feasible after attaining his or her eighteenth birthday and completion of the following:

                           (i) if classified by the Company as a full-time
Employee, on his or her first Hour of Service, or

                           (ii) if not classified as a full-time Employee, then after completing a computation period consisting of a the twelve consecutive month period
                  beginning on the date of his or her first Hour of Service in which he or she had at least one thousand Hours of Service, or

                                    b a Plan Year beginning on or after the date
                  of his or her first Hour of Service in which he or she had at least one thousand Hours of Service.

                  (c) Any Participant whose participation terminates shall again become a Participant effective as soon as administratively feasible following his or her first subsequent Hour of Service as an Eligible Employee.

                  (d) A former Employee who was not an Eligible Employee on the date on which he or she first met all other eligibility requirements set forth in subsection (b) shall become a Participant effective as soon as administratively feasible following his or her first subsequent Hour of Service as an Eligible Employee.

                                   ARTICLE NV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION N5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) Except as provided in Sections 17.4(a) and 5.5, each Participant who deferred Compensation under the Plan for the Payday in question shall share in any Company contributions made pursuant to Section 4.1(b), if any, to his or her Matching Account in an amount which is equal to 50 % of his or her Deferred Compensation for such Payday up to 5 % of his or her Compensation; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make such contributions), upon notification to Participants prior to the beginning of the period for which the changes apply.

                                  ARTICLE NVIII

                              VESTING OF INTERESTS

SECTION N8.1 - VESTING OF ACCOUNTS

                  (b) The Vested portion of a Participant's Matching Account and Non-Vested Merged Accounts, if any, shall be the percentage of such Accounts shown on the following table:


                 YEARS OF VESTING SERVICE          VESTED PERCENTAGE
                 ------------------------          -----------------
                        less than 5                        0%
                        5 (or more)                      100%



                                   ARTICLE NIX

                              WITHDRAWALS AND LOANS

SECTION N9.6 - WITHDRAWALS FROM DITTLER PERSONAL CONTRIBUTIONS ACCOUNTS

                  (a) Subject to subsection (b), a Participant may make withdrawals from his or her Dittler Personal Contributions Account from time to time as permitted by the Rules of the Plan.

                  (b) The amount of such withdrawal shall be reduced by any outstanding loan which is secured by his or her Accounts pursuant to Section 9.5.

                                   ARTICLE NXI

                            BENEFITS UPON RETIREMENT

SECTION N11.3 - DISTRIBUTION OF ACCOUNTS

                  Distributions shall be made in cash or, only with respect to the Merged Participant's Dittler Accounts, distributions may be made in cash or in kind or part in cash and part in kind, as elected by the Merged Participant.

                                  ARTICLE NXII

                               BENEFITS UPON DEATH

SECTION N12.2 - DISTRIBUTION ON DEATH

                  Distributions shall be made in cash or, with respect to the deceased Merged Participant's Dittler Accounts, distributions may be made in cash or in kind or part in cash and part in kind, as elected by the deceased Merged Participant's Beneficiary.

                                  ARTICLE NXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION N13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  Distributions shall be made in cash or, with respect to the Merged Participant's Dittler Accounts, distributions may be made in cash or in kind or part in cash and part in kind, as elected by the Merged Participant.

                                  SUPPLEMENT O
                                       TO
                             WORLD COLOR PRESS, INC.
                                   401(K) PLAN

                  This Supplement contains provisions which modify and supplement the Plan in order to effectuate the merger of the Dittler Brothers, Incorporated Deferred Compensation Plan for Union Employees (the "Dittler Union Plan") into the Plan, effective as of the Merger Date (as defined below). This Supplement O shall apply solely to Participants (as defined below).

                                   ARTICLE OI

                                   DEFINITIONS

SECTION O1.1 - ACCOUNTS

                  "Accounts" of a Dittler Union Participant shall also include his or her Dittler Union Accounts.

SECTION O1.2 - COMPENSATION

                  For purposes of Articles III and V, "Compensation" of a Participant for any Plan Year shall mean his or her wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") as described in Treas. Reg. Section 1.415-2(d)(11)(i),

                           (i) including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3) (401(k) plans), 402(h) or 403(b), and

                           (ii) excluding bonuses, overtime, commissions and reimbursement or other expense allowances, fringe benefits, moving expenses and welfare benefits,

but in no event greater than $150,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17)).

SECTION O1.3 - DITTLER UNION ACCOUNTS

                  "Dittler Union Accounts" of a Dittler Union Participant shall include his or her Dittler Union Elective Deferrals Account, his or her Dittler Union Matching 401(k) Contributions Account, his or her Dittler Union Personal Contributions Account and his or her Dittler Union Rollover Contributions Account.

SECTION O1.4 - DITTLER UNION ELECTIVE DEFERRALS ACCOUNT

                  "Dittler Union Elective Deferrals Account shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's

Elective Deferrals Account established pursuant to the Dittler Union Plan in accordance with Sections 3.4 and 3.8.1 thereof and Article IIIA of the Adoption Agreement pursuant to the Plan. Dittler Union Elective Deferrals Accounts are classified as Vested Merged Accounts. A Merged Participant's Dittler Union Elective Deferrals Account is a sub-account of his or her Deferred Compensation Account.

SECTION O1.5 - DITTLER UNION MATCHING 401(K) CONTRIBUTIONS ACCOUNT

                  "Dittler Union Matching 401(k) Contributions Account" shall mean the individual account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Company (and any predecessor company) to the Merged Participant's Matching 401(k) Contributions Account established pursuant to the Dittler Union Plan in accordance with
Section 3.5 and 3.8.4 thereof and Article IIIB of the Adoption Agreement pursuant to the Plan. Dittler Union 401(k) Matching Contributions Accounts are classified as Non-Vested Merged Accounts.

SECTION O1.6 - DITTLER UNION PERSONAL CONTRIBUTIONS ACCOUNT

                  "Dittler Union Personal Contributions Account" shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of after-tax contributions made by such Merged Participant under the Dittler Union Plan. Dittler Union Personal Contributions Accounts are classified as Vested Merged Accounts.

SECTION O1.7 - DITTLER UNION ROLLOVER CONTRIBUTIONS ACCOUNT

                  "Dittler Union Rollover Contributions Account" shall mean shall mean the individual Account in the Plan established for a Merged Participant as of the Merger Date which consists of contributions of the Merged Participant to such Participant's Rollover Contributions Account established pursuant to the Dittler Union Plan in accordance with Sections 3.03 and 3.8.9 thereof. Dittler Union Rollover Contributions Accounts are classified as Vested Merged Accounts. A Merged Participant's Dittler Union Rollover Contributions Account is a sub-account of his or her Rollover Account.

SECTION O1.8 - DITTLER UNION PARTICIPANT

                  "Dittler Union Participant" shall include each participant in the Dittler Union Plan on the Merger Date for whom the Company maintains Dittler Union Accounts under the Plan.

SECTION O1.9 - DITTLER UNION PLAN

                  "Dittler Union Plan" shall mean the Dittler Brothers Incorporated Deferred Compensation Plan for Union Employees which was merged into the Plan, effective as of the Merger Date.

SECTION O1.10 - HOUR OF SERVICE

                  (d) Hours of Service of a Dittler Union Participant shall include all hours that such Participant had accrued under the Dittler Union Plan prior to the Merger Date.

SECTION O1.11 - MERGED PARTICIPANT

                   "Merged Participant" shall include an Dittler Union Participant.

SECTION O1.12 - MERGER DATE

                   "Merger Date" shall mean April 15, 1999 which is the date that the Dittler Union Plan merged into the Plan.

SECTION O1.13 - PARTICIPANT

                  "Participant" shall include

                           (a) each Dittler Participant, and

                           (b) each Eligible Employee who becomes a Participant subsequent to the Merger Date and would have been eligible to participate in the Dittler Union Plan but for the merger of the Dittler Union Plan into the Plan if the Eligible Employee satisfied the eligibility conditions which applied under the Dittler Union Plan.

SECTION O1.14 - YEARS OF VESTING SERVICE

                  Years of Vesting Service of a Dittler Union Participant shall include all years of vesting service under the Dittler Union Plan that such Dittler Union Participant had accrued prior to the Merger Date calculated in accordance with Section 1.62.

                                   ARTICLE OII

                                   ELIGIBILITY

SECTION O2.1 - REQUIREMENTS FOR PARTICIPATION

                  (b) Except as provided in subsections (c) and (d), each other Eligible Employee shall become a Participant as soon as administratively feasible after attaining his or her eighteenth birthday and completion of the following:

                           (i)  if classified by the Company as a full-time
Employee, on his or her first Hour of Service, or

                           (ii) if not classified as a full-time Employee, then after completing a computation period consisting of

                                    A the twelve consecutive month period
                  beginning on the date of his or her first Hour of Service in which he or she had at least one thousand Hours of Service, or

                                    B a Plan Year beginning on or after the date
                  of his or her first Hour of Service in which he or she had at least one thousand Hours of Service.

                  (c) Any Participant whose participation terminates shall again become a Participant effective as soon as administratively feasible following his or her first subsequent Hour of Service as an Eligible Employee.

                  (d) A former Employee who was not an Eligible Employee on the date on which he or she first met all other eligibility requirements set forth in subsection (b) shall become a Participant effective as soon as administratively feasible following his or her first subsequent Hour of Service as an Eligible Employee.

                                   ARTICLE OV

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

SECTION O5.3 - ALLOCATION OF COMPANY CONTRIBUTIONS

                  (b) Except as provided in Sections 17.4(a) and 5.5, each Participant who deferred Compensation under the Plan for the Payday in question shall share in any Company contributions made pursuant to Section 4.1(b), if any, to his or her Matching Account in an amount which is equal to 50 % of his or her Deferred Compensation for such Payday up to 3 % of his or her Compensation; provided, however, that the Administrator may, in its discretion, change the rate of Company contributions to Matching Accounts (including a determination not to make contributions), upon notification to Participants prior to the beginning of the period for which the changes apply.

                                  ARTICLE OVIII

                              VESTING OF INTERESTS

SECTION O8.1 - VESTING OF ACCOUNTS

                  (b) The Vested portion of a Participant's Matching Account and Non-Vested Merged Accounts, if any, shall be the percentage of such Accounts shown on the following table:



                 YEARS OF VESTING SERVICE          VESTED PERCENTAGE
                 ------------------------          -----------------
                        less than 5                        0%
                        5 (or more)                      100%


                                   ARTICLE OIX

                              WITHDRAWALS AND LOANS

SECTION O9.6 - WITHDRAWALS FROM DITTLER UNION PERSONAL CONTRIBUTIONS ACCOUNTS

                  (a) Subject to subsection (b), a Participant may make withdrawals from his or her Dittler Union Personal Contributions Account from time to time as permitted by the Rules of the Plan.

                  (b) The amount of such withdrawal shall be reduced by any outstanding loan which is secured by his or her Accounts pursuant to Section 9.5.

                                   ARTICLE OXI

                            BENEFITS UPON RETIREMENT

SECTION O11.3 - DISTRIBUTION OF ACCOUNTS

                  Distributions shall be made in cash or, only with respect to the Merged Participant's Dittler Union Accounts, distributions may be made in cash or in kind or part in cash and part in kind, as elected by the Merged Participant.

                                  ARTICLE OXII

                               BENEFITS UPON DEATH

SECTION O12.2 - DISTRIBUTION ON DEATH

                  Distributions shall be made in cash or, with respect to the deceased Merged Participant's Dittler Union Accounts, distributions may be made in cash or in kind or part in cash and part in kind, as elected by the Merged Participant's Beneficiary.

                                  ARTICLE OXIII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

SECTION O13.1 - DISTRIBUTIONS ON RESIGNATION OR DISCHARGE

                  Distributions shall be made in cash or, with respect to the Merged Participant's Dittler Union Accounts, distributions may be made in cash or in kind or part in cash and part in kind, as elected by the Merged Participant.